UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09455

Nuveen New Jersey Dividend Advantage Municipal Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 917-7700

Date of fiscal year end: April 30

Date of reporting period: April 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Annual Report
April 30, 2013

Nuveen New Jersey Investment Quality Municipal Fund, Inc.
NQJ

Nuveen New Jersey Premium Income Municipal Fund, Inc.
NNJ

Nuveen New Jersey Dividend Advantage Municipal Fund
NXJ

Nuveen New Jersey Dividend Advantage Municipal Fund 2
NUJ

Nuveen New Jersey Municipal Value Fund
NJV

Nuveen Pennsylvania Investment Quality Municipal Fund
NQP

Nuveen Pennsylvania Premium Income Municipal Fund 2
NPY

Nuveen Pennsylvania Dividend Advantage Municipal Fund
NXM

Nuveen Pennsylvania Dividend Advantage Municipal Fund 2
NVY

Nuveen Pennsylvania Municipal Value Fund
NPN

April

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Table of Contents

Chairman’s Letter to Shareholders	4

Portfolio Manager’s Comments	5

Fund Leverage	13

Common Share Information	15

Risk Considerations	18

Performance Overview and Holding Summaries	19

Shareholder Meeting Report	29

Report of Independent Registered Public Accounting Firm	32

Portfolios of Investments	33

Statement of Assets and Liabilities	104

Statement of Operations	106

Statement of Changes in Net Assets	108

Statement of Cash Flows	112

Financial Highlights	116

Notes to Financial Statements	128

Board Members & Officers	142

Reinvest Automatically, Easily and Conveniently	147

Glossary of Terms Used in this Report	149

Additional Fund Information	155

Chairman’s
Letter to Shareholders

Dear Shareholders,

After nine years of serving as lead director and independent chairman of the Nuveen Fund Board, my term of office is coming to an end. It has been a privilege to use this space to communicate with you on some of the broad economic trends in the U.S. and abroad and how they are impacting the investment environment in which your funds operate. In addition, I have enjoyed offering some perspective on how your Board views the various Nuveen investment teams as they apply their investment disciplines in that investment environment.

My term has coincided with a particularly challenging period for both mutual fund sponsors and investors. Since 2000 there have been three periods of unusually strong stock market growth and two major market declines. Recent years have been characterized by a search for yield in fixed income securities to compensate for an extended period of very low interest rates. Funds are investing more in foreign and emerging markets that require extensive research capabilities to overcome the more limited transparency and higher volatility in those markets. New fund concepts often incorporate derivative financial instruments that offer efficient ways to hedge investment risk or gain exposure to selected markets. Fund trading teams operate in many new domestic and international venues with quite different characteristics. Electronic trading and global communication networks mean that fund managers must be able to thrive in financial markets that react instantaneously to newsworthy events and are more interconnected than ever.

Nuveen has committed additional resources to respond to these changes in the fund industry environment. It has added IT and research resources to assemble and evaluate the increased flow of detailed information on economies, markets and individual companies. Based on its experience during the financial crisis of 2008-09, Nuveen has expanded its resources dedicated to valuing and trading portfolio securities with a particular focus on stressed financial market conditions. It has added systems and experienced risk management professionals to work with investment teams to better help evaluate whether their funds’ risk exposures are appropriate in view of the return targets. The investment teams have also reflected on recent experience to reaffirm or modify their investment disciplines. Finally, experienced professionals and IT resources have been added to address new regulatory requirements designed to better inform and protect investors. The Board has enthusiastically encouraged these initiatives.

The Nuveen Fund Board has always viewed itself as your representatives to assure that Nuveen brings together experienced people, proven technologies and effective processes designed to produce results that meet investor expectations. It is important to note that our activities are highlighted by the annual contract renewal process. Despite its somewhat formal language, I strongly encourage you to read the summary because it offers an insight into our oversight process. The report is included in the back of this or a subsequent shareholder report. The renewal process is very comprehensive and includes a number of evaluations and discussions between the Board and Nuveen during the year. The summary also describes what has been achieved across the Nuveen fund complex and at individual funds such as yours.

As I leave the chairmanship and resume my role as a member of the Board, please be assured that I and my fellow Board members will continue to hold your interests uppermost in our minds as we oversee the management of your funds and that we greatly appreciate your confidence in your Nuveen fund.

Very sincerely,

Robert P. Bremner
Chairman of the
Board June 21, 2013

4	Nuveen Investments

Portfolio Manager’s Comments

Nuveen New Jersey Investment Quality Municipal Fund, Inc. (NQJ)
Nuveen New Jersey Premium Income Municipal Fund, Inc. (NNJ)
Nuveen New Jersey Dividend Advantage Municipal Fund (NXJ)
Nuveen New Jersey Dividend Advantage Municipal Fund 2 (NUJ)
Nuveen New Jersey Municipal Value Fund (NJV)
Nuveen Pennsylvania Investment Quality Municipal Fund (NQP)
Nuveen Pennsylvania Premium Income Municipal Fund 2 (NPY)
Nuveen Pennsylvania Dividend Advantage Municipal Fund (NXM)
Nuveen Pennsylvania Dividend Advantage Municipal Fund 2 (NVY)
Nuveen Pennsylvania Municipal Value Fund (NPN)

Portfolio manager Paul Brennan reviews economic and municipal market conditions at the national and state levels, key investment strategies and the twelve-month performance of the Nuveen New Jersey and Pennsylvania Funds. Paul assumed portfolio management responsibility for these Funds in January 2011.

APPROVED FUND REORGANIZATIONS

On May 23, 2013, (subsequent to the close of this reporting period) the Funds’ Board of Trustees approved a series of reorganizations for certain of the Pennsylvania Funds included in this report. The reorganizations are intended to create one, larger-state Pennsylvania Fund, which would potentially offer shareholders the following benefits:

•	Lower Fund expense ratios (excluding the effects of leverage), as fixed costs are spread over a larger asset base;

•	Enhanced secondary market trading, as larger Funds potentially make it easier for investors to buy and sell Fund shares;

•	Lower per share trading costs through reduced bid/ask spreads due to a larger common share float; and

•	Increased Fund flexibility in managing the structure and cost of leverage over time.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc., or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Investments	5

The approved reorganizations are as follows:

Acquired Funds		Symbol	Acquiring Fund	Symbol
•	Nuveen Pennsylvania Premium	NPY	Nuveen Pennsylvania Investment	NQP
	Income Municipal Fund 2		Quality Municipal Fund
•	Nuveen Pennsylvania Dividend	NXM
Advantage Municipal Fund
•	Nuveen Pennsylvania Dividend	NVY
Advantage Municipal Fund 2

If shareholders approve the reorganizations, and upon the closing of the reorganizations, the Acquired Funds will transfer their assets to the Acquiring Fund in exchange for common and preferred shares of the Acquiring Fund, and the assumption by the Acquiring Fund of the liabilities of the Acquired Funds. The Acquired Funds will then be liquidated, dissolved and terminated in accordance with their Declaration of Trust. In addition, shareholders of the Acquired Funds will become shareholders of the Acquiring Fund. Holders of common shares will receive newly issued common shares of the Acquiring Fund, the aggregate net asset value of which will be equal to the aggregate net asset value of the common shares of the Acquired Fund held immediately prior to the reorganizations (including for this purpose fractional Acquiring Fund shares to which shareholders would be entitled). Fractional shares will be sold on the open market and shareholders will receive cash in lieu of such fractional shares. Holders of preferred shares of each Acquired Fund will receive on a one-for-one basis newly issued preferred shares of the Acquiring Fund, in exchange for preferred shares of the Acquired Fund held immediately prior to the reorganization.

What factors affected the U.S. economy and municipal market during the twelve-month reporting period ended April 30, 2013?

During this reporting period, the U.S. economy’s progress toward recovery from recession continued at a moderate pace. The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. At its May 2013 meeting (subsequent to the end of this reporting period), the central bank stated that it expected its “highly accommodative stance of monetary policy” would keep the fed funds rate in “this exceptionally low range” at least as long as the unemployment rate remained above 6.5% and the outlook for inflation one to two years ahead was no higher than 2.5%. The Fed also decided to continue its monthly purchases of $40 billion of mortgage-backed securities and $45 billion of longer-term Treasury securities in an open-ended effort to bolster growth. Taken together, the goals of these actions are to put downward pressure on longer-term interest rates, make broader financial conditions more accommodative and support a stronger economic recovery as well as continued progress toward the Fed’s mandates of maximum employment and price stability.

6	Nuveen Investments

In the first quarter of 2013, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 2.5%, compared with 0.4% for the fourth quarter of 2012, continuing the pattern of positive economic growth for the 15th consecutive quarter. The Consumer Price Index (CPI) rose 1.1% year-over-year as of April 2013, while the core CPI (which excludes food and energy) increased 0.1% during the period, staying within the Fed’s unofficial objective of 2.0% or lower for this inflation measure. Labor market conditions continued to slowly show signs of improvement. As of April 2013, the national unemployment rate was 7.5%, the lowest level since December 2008, down from 8.1% in April 2012. The housing market, long a major weak spot in the economic recovery, also delivered some good news, as the average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 10.9% for the twelve months ended March 2013 (most recent data available at the time this report was prepared). This marked the largest twelve-month percentage gain for the index since May 2006.

During this period, the outlook for the U.S. economy was clouded by uncertainty about global financial markets and the outcome of the “fiscal cliff.” The tax consequences of the fiscal cliff situation, which had been scheduled to become effective in January 2013 were averted through a last-minute deal that raised payroll taxes but left in place a number of tax breaks. However, lawmakers postponed and then failed to reach a resolution on $1.2 trillion in spending cuts intended to address the federal budget deficit. As a result, automatic spending cuts (or sequestration) affecting both defense and non-defense programs (excluding Social Security and Medicaid) took effect March 1, 2013, with potential implications for economic growth over the next decade. In late March 2013, Congress passed legislation that established federal funding levels for the remainder of fiscal 2013, which ends on September 30, 2013, preventing a federal government shutdown. The proposed federal budget for fiscal 2014 remains under debate.

Municipal bond prices generally rallied nationally during this period, as strong demand and tight supply combined to create favorable market conditions for municipal bonds. However, the market also encountered some additional volatility generated by the political environment, particularly the fiscal cliff at the end of 2012 and the approach of federal tax season. Although the total volume of tax-exempt supply improved over that of the same period a year earlier, the issuance pattern remained light compared with long-term historical trends and new money issuance was relatively flat. This supply/demand dynamic served as a key driver of performance. At the state level, state governments in aggregate appeared to have made good progress in dealing with budget issues. On the revenue side, state tax collections have grown for eleven straight quarters, exceeding pre-recession levels beginning in September 2011, while on the expense side, the states made headway in cutting and controlling costs. The current low level of municipal issuance reflects the current political distaste for additional borrowing by state and local governments facing fiscal constraints and the prevalent

Nuveen Investments	7

atmosphere of municipal budget austerity. During this period, we continued to see municipal yields remain relatively low. Borrowers seeking to take advantage of the low rate environment sparked an increase in refunding activity, with approximately 50% of municipal paper issued by borrowers that were calling existing debt and refinancing at lower rates.

Over the twelve months ended April 30, 2013, municipal bond issuance nationwide totaled $378 billion, an increase of 9.5% over the issuance for the twelve-month period ended April 30, 2012. As previously mentioned, the majority of this supply was attributable to refunding issues, rather than new money issuance. During this period, demand for municipal bonds remained very strong, especially from individual investors, but also from mutual funds, banks and insurance companies.

How were the economic and market conditions in New Jersey and Pennsylvania during this reporting period?

Although New Jersey’s recession was milder than the nation’s, its subsequent economic recovery has been slow. Cutbacks in public sector employment and financial services have weighed on the state. In April 2013, New Jersey’s unemployment rate was 8.7%, down from 9.1%, in April 2012, but still above the national rate of 7.5%. On October 29, 2012, Hurricane Sandy hit New Jersey, causing extensive damage, particularly on the Jersey Shore, with Ocean and Monmouth Counties especially hard hit. Damage in New Jersey has been estimated at $29 billion. Private insurers are expected to cover about half of the damages, with the other half being covered by federal aid. The federal government has approved a total of $60.2 billion of Sandy relief, of which New Jersey is expected to see its share. New Jersey’s economy should see a lift as the rebuilding efforts from Hurricane Sandy get underway. In February 2013, the governor proposed a fiscal 2014 budget of $32.9 billion. The fiscal 2014 budget contains no new taxes and abandons the governor’s hoped-for income tax reduction. Both Moody’s and S&P reduced their credit ratings for New Jersey in 2011. Moody’s lowered its rating from Aa2 to Aa3 on April 27, 2011, citing depleted reserves, the state’s high debt burden, and its poorly funded retirement plans. S&P lowered its rating from AA to AA-on February 9, 2011, citing the same reasons. For the twelve months ended April 30, 2013, New Jersey state issuance totaled $14.4 billion, an increase of 52.4% over the twelve-month period ended April 30, 2012.

During this reporting period, Pennsylvania’s economic recovery continued, but remained somewhat tenuous. In 2012, the commonwealth’s economy expanded at a rate of 1.4%, compared with the national growth rate of 1.7%. According to Moody’s, education and health services remained Pennsylvania’s largest employment sector.

8	Nuveen Investments

Manufacturing represented another 9.9% of employment, down from previous levels. In April 2013, Pennsylvania’s unemployment rate was 7.6%, down from 8.2%, in April 2012, but still above the national rate of 7.5%. The fiscal 2013 budget was the second budget to be adopted on time after eight consecutive years of late budgets. The original budget anticipated revenue growth of 3.3%, and year-to-date through February general fund revenues are 0.7% above original estimates. The governor’s proposed fiscal 2014 budget of $29.2 billion incorporates a 2.4% increase in appropriations over the fiscal 2013 budget but does not include any additional revenue enhancements. The gap between expected revenues in fiscal 2014 and expected expenditures produce an operating shortfall of approximately $513 million. The governor has proposed using the projected ending balance in the current fiscal 2013 budget of $543 million to address the shortfall. During July 2012, Moody’s downgraded the Commonwealth of Pennsylvania’s general obligation (GO) debt rating to Aa2 with a stable outlook from Aa1 with a negative outlook. S&P affirmed its AA rating in July 2012 but revised its outlook to negative from stable. For the twelve months ended April 30, 2013, $15.7 billion in municipal bonds were issued in the commonwealth, an increase of 12.6% from the previous twelve months.

What key strategies were used to manage the Nuveen New Jersey and Pennsylvania Funds during the twelve-month reporting period ended April 30, 2013?

During this reporting period, municipal bond prices generally rallied, as strong demand and tight supply combined to create favorable market conditions for municipal bonds. However, the municipal market also encountered some additional volatility generated by the political environment, particularly the “fiscal cliff” at the end of 2012 and the approach of federal tax season. Although the total volume of tax-exempt supply improved, the issuance pattern remained light compared with long-term historical trends. This supply/demand dynamic served as a key driver of performance. Concurrent with rising prices, yields continued to decline across most maturities, especially at the longer end of the municipal yield curve. During this period, we saw an increased number of borrowers come to market seeking to take advantage of the low rate environment through refunding activity, with approximately 50% of new municipal paper issued by borrowers that were calling existing debt and refinancing at lower rates.

In this environment, we continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that we believe had the potential to perform well over the long term. During this period, the New Jersey Funds found value in several areas of the market, including transportation, toll roads, utilities and

Nuveen Investments	9

tax-supported bonds. We decreased our exposure to pre-refunded bonds as we looked to take advantage of other sectors.

In the Pennsylvania Funds, we added to our positions in hospital bonds and local GO bonds and other tax-supported issues. In particular, Pennsylvania’s hospital sector offered attractive opportunities from a number of issuers across the state, with credit quality ratings ranging from AA to BB.

In both the New Jersey and Pennsylvania Funds, we looked to add tollway revenue bonds. In particular, for the Pennsylvania Funds, we invested in Delaware River Port Authority revenue bonds. In the New Jersey funds, we invested in Delaware River revenue bonds.

Overall, we emphasized bonds with longer maturities, particularly in the New Jersey Funds, where extending duration was a major focus during the first half of the reporting period. These Funds, with the exception of NJV, tended to be at the shorter end of their targeted duration range. The purchase of longer maturity bonds helped to extend the Funds’ duration, provided additional protection for their duration and yield curve positioning and enabled us to take advantage of more attractive yields at the longer end of the municipal yield curve. We also continued to add bonds with longer maturities to the Pennsylvania Funds, although these Funds were generally better positioned in terms of duration than the New Jersey Funds, with durations at the higher end of their targeted range. We also purchased lower rated bonds when we found attractive opportunities, as we believed these bonds continued to offer relative value.

As of April 30, 2013, all of these Funds continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement.

How did the Funds perform during the twelve-month reporting period ended April 30, 2013?

The tables in each Fund’s Performance Overview and Holding Summaries section of this report provide total returns for the Funds for the applicable one-year, five-year, ten-year and since inception periods ended April 30, 2013. Each Fund’s total returns are compared with the performance of a corresponding market index and Lipper classification average.

For the twelve-months ended April 30, 2013, the total returns on common share net asset value (NAV) for all of the Nuveen New Jersey and Pennsylvania Funds exceeded the returns for their respective S&P Municipal Bond Index. For the same period, NNJ, NUJ and NJV underperformed the Lipper New Jersey Municipal Debt Funds Classification Average, while NQJ performed in line and NXJ outperformed the Lipper

10	Nuveen Investments

Average. NQP outperformed the Lipper Pennsylvania Municipal Debt Funds Classification Average, while NPY, NXM and NPN underperformed and NVY performed in line with the Lipper Average.

Key management factors that influenced the Funds’ returns during this period included duration and yield curve positioning, credit exposure and sector allocation. In addition, the use of regulatory leverage was an important positive factor affecting the performance of the Funds (NJV and NPN do not use regulatory leverage).

During this twelve-month reporting period, municipal bonds with maturities of ten years and longer generally outperformed those with shorter maturities. Duration and yield curve positioning remained an important factor in the Funds’ performance. In general, the Funds were helped by their allocations of long duration bonds, which outperformed the market as a whole for the period.

Credit exposure was another important factor in the Funds’ performance during these twelve-months, as lower quality bonds generally outperformed higher quality bonds. This outperformance was due in part to the greater demand for lower rated bonds as investors looked for investment vehicles offering higher yields. As investors became more comfortable taking on additional investment risk, credit spreads, or the difference in yield spreads between U.S. Treasury securities and comparable investments such as municipal bonds, narrowed through a variety of rating categories. As a result of this spread compression, the Funds generally benefited from their holdings of lower rated credits, especially sub-investment grade bonds.

Tobacco credits backed by the 1998 master tobacco settlement agreement also performed well, helped in part by their longer effective durations. These bonds also benefited from market developments, including increased demand for higher yielding investments by investors who had become less risk averse. In addition, based on recent data showing that cigarette sales had fallen less steeply than anticipated, the 46 states participating in the agreement, including New Jersey and Pennsylvania, stand to receive increased payments from the tobacco companies.

During this reporting period, the New Jersey Funds had good weightings of tobacco credits, which benefited their performance as tobacco bonds rallied. The Pennsylvania Funds, with the exception of NPN, did not hold tobacco bonds, primarily due to the fact that Pennsylvania has not issued any tobacco settlement credits. NPN invested in tobacco bonds issued by the District of Columbia.

Nuveen Investments	11

NNJ and NPY, which reached their 20-year anniversary during the reporting period, had the increased exposure to bonds with short call dates typically associated with that milestone, and their shorter effective duration constrained their participation in the market rally during this period.

Individual security selection also contributed to the Funds’ performance, with the most significant example being NXJ’s large holding of non-callable, zero coupon bonds issued by North Hudson Sewerage Authority. These bonds were advance refunded during this period, with the proceeds of the refunding issue escrowed to maturity in 2023. This provided a meaningful boost to NXJ’s performance.

Shareholders also should be aware of issues impacting some of the Funds’ non-state holdings. In December 2012, Moody’s down-graded Puerto Rico GO bonds to Baa3 from Baa1 based on Puerto Rico’s ongoing economic problems, unfunded pension liabilities, elevated debt levels and structural budget gaps. In addition, during July 2012, bonds issued by the Puerto Rico Sales Tax Financing Corporation (COFINA) also were downgraded by Moody’s to Aa3 from Aa2. The downgrade of the COFINA bonds was due mainly to the performance of Puerto Rico’s economy and its impact on the projected growth of sales tax revenues, and not to any sector or structural issues. In addition, the COFINA bonds were able to maintain a higher rating than the GOs because, unlike the revenue streams supporting some Puerto Rican issues, the sales taxes supporting the COFINA bonds cannot be diverted and used to support the commonwealth’s GO bonds. All of these Funds have exposure to Puerto Rico bonds, the majority of which are the dedicated sales tax bonds issued by COFINA, but no exposure to Puerto Rico GOs.

During the reporting period, Puerto Rico paper generally underperformed the market as whole. Because most of our holdings were the COFINA bonds, the overall impact on performance was minimal. As we continue to emphasize Puerto Rico’s stronger credits, we view the COFINA bonds as potentially long-term holdings and note that the commonwealth recently introduced various sales tax initiatives aimed at improving future collections.

12	Nuveen Investments

Fund Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of all these Funds relative to the comparative indexes was the Funds’ use of leverage. As mentioned previously, NJV and NPN do not use regulatory leverage. The Funds use leverage because their managers believe that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by a Fund generally are rising. Leverage made a positive contribution to the performance of these Funds over this reporting period.

As of April 30, 2013, the Funds’ percentages of effective and regulatory leverage are shown in the accompanying table.

Fund	Effective Leverage*	Regulatory Leverage*
NQJ	34.46%	30.77%
NNJ	34.91%	31.02%
NXJ	33.32%	29.76%
NUJ	36.31%	33.03%
NJV	5.34%	N/A
NQP	37.52%	30.10%
NPY	35.90%	30.31%
NXM	33.65%	30.59%
NVY	35.89%	29.78%
NPN	2.62%	N/A

*
Effective Leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. Regulatory leverage is sometimes referred to as “‘40 Act Leverage” and is subject to asset coverage limits set forth in the Investment Company Act of 1940.

N/A	The Fund does not use Regulatory leverage.

Nuveen Investments	13

THE FUNDS’ REGULATORY LEVERAGE

As of April 30,2013, the Funds have issued and outstanding MuniFund Term Preferred (MTP) Shares and Variable Rate Demand Preferred (VRDP) Shares as shown in the accompanying table. As mentioned previously, NJV and NPN do not use regulatory leverage.

MTP Shares

Fund	Series	MTP Shares Issued at Liquidation Value	Annual Interest Rate	NYSE Ticker
NXJ	2014	$44,861,000	2.30%	NXJ PrA
NUJ	2015	$35,050,000	2.00%	NUJ PrC
NXM	2015	$23,190,000	2.10%	NXM PrC
NVY	2015	$24,550,000	2.15%	NVY PrC

VRDP Shares
VRDP Shares Issued
Fund	at Liquidation Value
NQJ	$144,300,000
NNJ	$88,600,000
NQP	$112,500,000
NPY	$105,000,000

Refer to Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies for further details on MTP Shares and VRDP Shares.

During the current reporting period, NQJ, NNJ, NQP and NPY exchanged all of their Series 1 VRDP Shares for Series 2 VRDP Shares. The term redemption date for these new VRDP Shares is April 1, 2043 for NQJ and NNJ and December 1, 2042 for NQP and NPY, respectively. NPY also issued an additional $5 million, at liquidation value, of Series 2 VRDP through a privately negotiated offering.

14	Nuveen Investments

Common Share Information

COMMON SHARE DIVIDEND INFORMATION

During the twelve-month reporting period ended April 30, 2013, the Funds’ monthly dividends to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
	NQJ	NNJ	NXJ	NUJ	NJV	NQP	NPY	NXM	NVY	NPN
May	$0.0705	$0.0725	$0.0695	$0.0715	$0.0580	$0.0780	$0.0700	$0.0695	$0.0745	$0.0530
June	0.0705	0.0725	0.0655	0.0715	0.0580	0.0780	0.0700	0.0670	0.0745	0.0530
July	0.0705	0.0725	0.0655	0.0715	0.0580	0.0780	0.0700	0.0670	0.0745	0.0530
August	0.0705	0.0725	0.0655	0.0715	0.0580	0.0780	0.0700	0.0670	0.0745	0.0530
September	0.0705	0.0725	0.0655	0.0665	0.0540	0.0780	0.0700	0.0670	0.0745	0.0530
October	0.0705	0.0725	0.0655	0.0665	0.0540	0.0780	0.0700	0.0670	0.0745	0.0530
November	0.0705	0.0725	0.0655	0.0665	0.0540	0.0780	0.0700	0.0670	0.0745	0.0530
December	0.0670	0.0710	0.0580	0.0600	0.0520	0.0740	0.0700	0.0630	0.0700	0.0530
January	0.0670	0.0710	0.0580	0.0600	0.0520	0.0740	0.0700	0.0630	0.0700	0.0530
February	0.0670	0.0710	0.0580	0.0600	0.0520	0.0740	0.0700	0.0630	0.0700	0.0530
March	0.0670	0.0710	0.0550	0.0565	0.0520	0.0700	0.0700	0.0595	0.0620	0.0530
April	0.0670	0.0710	0.0550	0.0565	0.0520	0.0700	0.0700	0.0595	0.0620	0.0530

Long-Term
Capital
Gain*	—	—	—	—	$0.2529	—	—	$0.0391	$0.0336	$0.3015
Ordinary
Income
Distribution*	$0.0005	—	—	—	$0.0160	—	—	—	—	—

Market
Yield**	5.31%	5.34%	4.42%	4.44%	3.90%	5.51%	5.74%	4.92%	5.22%	4.01%
Taxable-
Equivalent
Yield**	7.88%	7.92%	6.56%	6.59%	5.79%	7.89%	8.22%	7.05%	7.48%	5.74%

*	Distribution paid in December 2012.

**
Market Yield is based on the Fund’s current annualized monthly dividend divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.6% and 30.2% for New Jersey and Pennsylvania, respectively. When comparing a Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund’s past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment

Nuveen Investments	15

income (UNII) as part of the Fund’s NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund’s NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of April 30, 2013, all of the Funds had positive UNII balances for tax purposes and for financial reporting purposes.

COMMON SHARE EQUITY SHELF PROGRAMS

During February and March 2013, NQJ and NNJ, respectively, each filed a preliminary prospectus with the Securities and Exchange Commission (SEC) for an equity shelf program, pursuant to which each Fund may issue additional common shares as shown in the accompanying table. As of the time this report was prepared, these equity shelf programs were not yet effective.

Fund	Additional Common Shares
NQJ	2,000,000
NNJ	1,200,000

Refer to Notes to Financial Statements, Footnote 1 — General Information and Significant Accounting Policies for further details on the Funds’ equity shelf programs.

COMMON SHARE REPURCHASES

During November 2012, the Nuveen Funds’ Board of Directors/Trustees reauthorized the Funds’ open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding common shares.

As of April 30, 2013, and since the inception of the Funds’ repurchase programs, the following Funds have cumulatively repurchased and retired common shares as shown in the accompanying table. Since the inception of the Funds’ repurchase programs, NJV, NVY and NPN have not repurchased any of their outstanding common shares.

	Common Shares	% of Common Shares
Fund	Repurchased and Retired	Authorized for Repurchase
NQJ	30,600	0.1%
NNJ	12,900	0.1%
NXJ	7,200	0.1%
NUJ	2,800	0.1%
NJV	—	—
NQP	220,600	1.4%
NPY	231,200	1.5%
NXM	10,600	0.3%
NVY	—	0.0%
NPN	—	0.0%

16	Nuveen Investments

During the twelve-month reporting period, the Funds did not repurchase any of their outstanding common shares.

COMMON SHARE OTHER INFORMATION

As of April 30, 2013, and during the twelve-month reporting period, the Funds’ common share prices were trading at a premium/(discount) to their common share NAV as shown in the accompanying table.

	NQJ	NNJ	NXJ	NUJ	NJV
Common Share NAV	$15.84	$16.30	$16.12	$15.70	$16.98
Common Share Price	$15.15	$15.97	$14.94	$15.28	$16.02
Premium/(Discount) to NAV	-4.36%	-2.02%	-7.32%	-2.68%	-5.65%
12-Month Average Premium/(Discount) to NAV	-0.85%	1.81%	-2.51%	3.89%	-1.24%
	NQP	NPY	NXM	NVY	NPN
Common Share NAV	$16.21	$15.48	$15.84	$15.53	$16.48
Common Share Price	$15.24	$14.64	$14.51	$14.26	$15.86
Premium/(Discount) to NAV	-5.98%	-5.43%	-8.40%	-8.18%	-3.76%
12-Month Average Premium/(Discount) to NAV	-1.73%	-3.26%	-4.99%	-2.47%	-4.37%

Nuveen Investments	17

Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment, Market and Price Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the municipal securities owned by the Fund, which generally trade in the over-the-counter markets. Shares of closed-end investment companies like these Funds frequently trade at a discount to their net asset value (NAV). Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations.

Issuer Credit Risk. This is the risk that a security in a Fund’s portfolio will fail to make dividend or interest payments when due.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Reinvestment Risk. If market interest rates decline, income earned from a Fund’s portfolio may be reinvested at rates below that of the original bond that generated the income.

Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing a Fund to reinvest in lower-yielding securities.

Inverse Floater Risk. The Funds may invest in inverse floaters. Due to their leveraged nature, these investments can greatly increase a Fund’s exposure to interest rate risk and credit risk. In addition, investments in inverse floaters involve the risk that the Fund could lose more than its original principal investment.

Leverage Risk. Each Fund’s use of leverage creates the possibility of higher volatility for the Fund’s per share NAV, market price, distributions and returns. There is no assurance that a Fund’s leveraging strategy will be successful.

18	Nuveen Investments

Nuveen New Jersey Investment Quality Municipal Fund, Inc. (NQJ)
Performance Overview and Holding Summaries as of April 30, 2013

Average Annual Total Returns as of April 30, 2013

	Average Annual
	1-Year	5-Year	10-Year
NQJ at Common Share NAV	8.91%	8.01%	6.30%
NQJ at Common Share Price	7.04%	9.35%	6.12%
S&P Municipal Bond New Jersey Index	6.27%	6.29%	5.50%
S&P Municipal Bond Index	5.74%	6.08%	5.16%
Lipper New Jersey Municipal Debt Funds Classification Average	8.96%	8.22%	6.60%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Portfolio Composition1
(as a % of total investments)
Tax Obligation/Limited	24.7%
Transportation	18.1%
U.S. Guaranteed	13.6%
Health Care	13.4%
Education and Civic Organizations	9.5%
Water and Sewer	5.3%
Tax Obligation/General	3.9%
Other	11.5%

Credit Quality1,2,3
(as a % of total investment exposure)
AAA/U.S. Guaranteed	18.0%
AA	23.0%
A	35.4%
BBB	11.4%
BB or Lower	6.7%
N/R	3.6%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.
1	Holdings are subject to change.
2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

3	Percentages may not add to 100% due to the exclusion of Other Assets Less Liabilities from the table.

Nuveen Investments	19

Nuveen New Jersey Premium Income Municipal Fund, Inc. (NNJ)
Performance Overview and Holding Summaries as of April 30, 2013

Average Annual Total Returns as of April 30, 2013

	Average Annual
	1-Year	5-Year	10-Year
NNJ at Common Share NAV	8.23%	7.83%	6.00%
NNJ at Common Share Price	8.80%	9.55%	6.45%
S&P Municipal Bond New Jersey Index	6.27%	6.29%	5.50%
S&P Municipal Bond Index	5.74%	6.08%	5.16%
Lipper New Jersey Municipal Debt Funds Classification Average	8.96%	8.22%	6.60%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Portfolio Composition1
(as a % of total investments)
Tax Obligation/Limited	26.4%
Transportation	17.1%
U.S. Guaranteed	15.7%
Health Care	12.0%
Education and Civic Organizations	10.2%
Water and Sewer	5.1%
Other	13.5%

Credit Quality1,2,3
(as a % of total investment exposure)
AAA/U.S. Guaranteed	19.6%
AA	22.8%
A	38.2%
BBB	9.9%
BB or Lower	5.9%
N/R	1.8%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.
1	Holdings are subject to change.
2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

3	Percentages may not add to 100% due to the exclusion of Other Assets Less Liabilities from the table.

20	Nuveen Investments

Nuveen New Jersey Dividend Advantage Municipal Fund (NXJ)
Performance Overview and Holding Summaries as of April 30, 2013

Average Annual Total Returns as of April 30, 2013

	Average Annual
	1-Year	5-Year	10-Year
NXJ at Common Share NAV	10.29%	8.28%	6.51%
NXJ at Common Share Price	5.04%	8.94%	6.32%
S&P Municipal Bond New Jersey Index	6.27%	6.29%	5.50%
S&P Municipal Bond Index	5.74%	6.08%	5.16%
Lipper New Jersey Municipal Debt Funds Classification Average	8.96%	8.22%	6.60%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Portfolio Composition1
(as a % of total investments)
Tax Obligation/Limited	25.8%
U.S. Guaranteed	19.3%
Transportation	15.1%
Health Care	11.3%
Water and Sewer	6.0%
Education and Civic Organizations	6.0%
Consumer Staples	4.1%
Other	12.4%

Credit Quality1,2,3
(as a % of total investment exposure)
AAA/U.S. Guaranteed	26.0%
AA	21.2%
A	31.7%
BBB	11.0%
BB or Lower	7.5%
N/R	1.5%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.
1	Holdings are subject to change.
2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

3	Percentages may not add to 100% due to the exclusion of Other Assets Less Liabilities from the table.

Nuveen Investments	21

Nuveen New Jersey Dividend Advantage Municipal Fund 2 (NUJ)
Performance Overview and Holding Summaries as of April 30, 2013

Average Annual Total Returns as of April 30, 2013

	Average Annual
	1-Year	5-Year	10-Year
NUJ at Common Share NAV	8.35%	7.88%	6.52%
NUJ at Common Share Price	1.99%	8.77%	6.49%
S&P Municipal Bond New Jersey Index	6.27%	6.29%	5.50%
S&P Municipal Bond Index	5.74%	6.08%	5.16%
Lipper New Jersey Municipal Debt Funds Classification Average	8.96%	8.22%	6.60%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Portfolio Composition1
(as a % of total investments)
Tax Obligation/Limited	25.7%
Health Care	16.0%
Transportation	13.0%
U.S. Guaranteed	10.0%
Education and Civic Organizations	8.7%
Long-Term Care	5.7%
Water and Sewer	5.7%
Consumer Staples	4.1%
Other	11.1%

Credit Quality1,2,3
(as a % of total investment exposure)
AAA/U.S. Guaranteed	14.5%
AA	21.2%
A	42.2%
BBB	8.3%
BB or Lower	9.6%
N/R	1.6%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.
1	Holdings are subject to change.
2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

3	Percentages may not add to 100% due to the exclusion of Other Assets Less Liabilities from the table.

22	Nuveen Investments

Nuveen New Jersey Municipal Value Fund (NJV)
Performance Overview and Holding Summaries as of April 30, 2013

Average Annual Total Returns as of April 30, 2013

	Average Annual
	1-Year	Since Inception1
NJV at Common Share NAV	7.86%	9.65%
NJV at Common Share Price	3.58%	7.01%
S&P Municipal Bond New Jersey Index	6.27%	7.48%
S&P Municipal Bond Index	5.74%	7.28%
Lipper New Jersey Municipal Debt Funds Classification Average	8.96%	11.52%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Portfolio Composition2
(as a % of total investments)
Tax Obligation/Limited	30.4%
Health Care	21.1%
Tax Obligation/General	9.3%
Education and Civic Organizations	8.8%
U.S. Guaranteed	8.6%
Transportation	8.2%
Other	13.6%

Credit Quality2,3,4
(as a % of total investment exposure)
AAA/U.S. Guaranteed	9.1%
AA	19.5%
A	43.0%
BBB	13.6%
BB or Lower	6.8%
N/R	3.1%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.
1	Since inception returns are from April 28, 2009.
2	Holdings are subject to change.
3
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

4	Percentages may not add to 100% due to the exclusion of Other Assets Less Liabilities from the table.

Nuveen Investments	23

Nuveen Pennsylvania Investment Quality Municipal Fund (NQP)
Performance Overview and Holding Summaries as of April 30, 2013

Average Annual Total Returns as of April 30, 2013

	Average Annual
	1-Year	5-Year	10-Year
NQP at Common Share NAV	8.50%	8.40%	6.03%
NQP at Common Share Price	2.97%	9.60%	5.97%
S&P Municipal Bond Pennsylvania Index	5.56%	6.00%	5.09%
S&P Municipal Bond Index	5.74%	6.08%	5.16%
Lipper Pennsylvania Municipal Debt Funds Classification Average	8.32%	7.97%	5.92%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Portfolio Composition1
(as a % of total investments)
Tax Obligation/General	24.2%
Health Care	16.9%
Education and Civic Organizations	13.8%
Transportation	8.8%
U.S. Guaranteed	8.5%
Tax Obligation/Limited	7.8%
Water and Sewer	4.6%
Utilities	4.3%
Other	11.1%

Credit Quality1,2,3
(as a % of total investment exposure)
AAA/U.S. Guaranteed	9.6%
AA	43.7%
A	27.1%
BBB	13.1%
BB or Lower	1.8%
N/R	3.3%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.
1	Holdings are subject to change.
2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

3	Percentages may not add to 100% due to the exclusion of Other Assets Less Liabilities from the table.

24	Nuveen Investments

Nuveen Pennsylvania Premium Income Municipal Fund 2 (NPY)
Performance Overview and Holding Summaries as of April 30, 2013

Average Annual Total Returns as of April 30, 2013

	Average Annual
	1-Year	5-Year	10-Year
NPY at Common Share NAV	7.86%	8.26%	5.94%
NPY at Common Share Price	6.68%	10.04%	6.04%
S&P Municipal Bond Pennsylvania Index	5.56%	6.00%	5.09%
S&P Municipal Bond Index	5.74%	6.08%	5.16%
Lipper Pennsylvania Municipal Debt Funds Classification Average	8.32%	7.97%	5.92%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Portfolio Composition1
(as a % of total investments)
Health Care	19.7%
Education and Civic Organizations	18.8%
Tax Obligation/General	14.0%
U.S. Guaranteed	9.9%
Transportation	7.4%
Water and Sewer	7.4%
Tax Obligation/Limited	7.1%
Long-Term Care	4.1%
Other	11.6%

Credit Quality1,2,3
(as a % of total investment exposure)
AAA/U.S. Guaranteed	10.2%
AA	42.5%
A	22.7%
BBB	14.9%
BB or Lower	2.4%
N/R	5.8%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.
1	Holdings are subject to change.
2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

3	Percentages may not add to 100% due to the exclusion of Other Assets Less Liabilities from the table.

Nuveen Investments	25

Nuveen Pennsylvania Dividend Advantage Municipal Fund (NXM)
Performance Overview and Holding Summaries as of April 30, 2013

Average Annual Total Returns as of April 30, 2013

	Average Annual
	1-Year	5-Year	10-Year
NXM at Common Share NAV	8.02%	7.88%	6.25%
NXM at Common Share Price	6.23%	7.83%	5.89%
S&P Municipal Bond Pennsylvania Index	5.56%	6.00%	5.09%
S&P Municipal Bond Index	5.74%	6.08%	5.16%
Lipper Pennsylvania Municipal Debt Funds Classification Average	8.32%	7.97%	5.92%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Portfolio Composition1
(as a % of total investments)
Health Care	19.3%
Tax Obligation/General	16.4%
Education and Civic Organizations	15.8%
Tax Obligation/Limited	10.1%
Long-Term Care	9.7%
Transportation	6.9%
Water and Sewer	4.9%
Utilities	4.0%
Other	12.9%

Credit Quality1,2,3
(as a % of total investment exposure)
AAA/U.S. Guaranteed	4.7%
AA	45.9%
A	18.3%
BBB	19.1%
BB or Lower	2.2%
N/R	7.9%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.
1	Holdings are subject to change.
2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

3	Percentages may not add to 100% due to the exclusion of Other Assets Less Liabilities from the table.

26	Nuveen Investments

Nuveen Pennsylvania Dividend Advantage Municipal Fund 2 (NVY)
Performance Overview and Holding Summaries as of April 30, 2013

Average Annual Total Returns as of April 30, 2013

	Average Annual
	1-Year	5-Year	10-Year
NVY at Common Share NAV	8.31%	7.68%	6.03%
NVY at Common Share Price	1.49%	7.99%	5.70%
S&P Municipal Bond Pennsylvania Index	5.56%	6.00%	5.09%
S&P Municipal Bond Index	5.74%	6.08%	5.16%
Lipper Pennsylvania Municipal Debt Funds Classification Average	8.32%	7.97%	5.92%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Portfolio Composition1
(as a % of total investments)
Health Care	18.2%
Education and Civic Organizations	17.6%
Tax Obligation/General	17.6%
Tax Obligation/Limited	14.5%
Transportation	8.0%
Long-Term Care	5.5%
Housing/Single Family	4.9%
Other	13.7%

Credit Quality1,2,3
(as a % of total investment exposure)
AAA/U.S. Guaranteed	6.2%
AA	38.7%
A	24.0%
BBB	19.4%
BB or Lower	2.2%
N/R	7.5%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.
1	Holdings are subject to change.
2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

3	Percentages may not add to 100% due to the exclusion of Other Assets Less Liabilities from the table.

Nuveen Investments	27

Nuveen Pennsylvania Municipal Value Fund (NPN)
Performance Overview and Holding Summaries as of April 30, 2013

Average Annual Total Returns as of April 30, 2013

	Average Annual
	1-Year	Since Inception1
NPN at Common Share NAV	6.58%	8.86%
NPN at Common Share Price	9.39%	6.77%
S&P Municipal Bond Pennsylvania Index	5.56%	7.00%
S&P Municipal Bond Index	5.74%	7.28%
Lipper Pennsylvania Municipal Debt Funds Classification Average	8.32%	11.24%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Portfolio Composition2
(as a % of total investments)
Health Care	23.1%
Tax Obligation/Limited	19.9%
Education and Civic Organizations	14.1%
Water and Sewer	12.4%
Tax Obligation/General	8.3%
Transportation	5.1%
Housing/Multifamily	4.7%
Other	12.4%

Credit Quality2,3,4
(as a % of total investment exposure)
AAA/U.S. Guaranteed	6.3%
AA	26.1%
A	36.2%
BBB	24.2%
BB or Lower	.8%
N/R	4.9%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.
1	Since inception returns are from April 28, 2009.
2	Holdings are subject to change.
3
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

4	Percentages may not add to 100% due to the exclusion of Other Assets Less Liabilities from the table.

28	Nuveen Investments

NQJ	Shareholder Meeting Report
NNJ
NXJ
The annual meeting of shareholders was held in the offices of Nuveen Investments on November 14, 2012; at this meeting the shareholders were asked to vote on the election of Board Members, to approve the elimination of the fundamental policies relating to the Fund’s ability to make loans and to approve the new fundamental policy relating to the Fund’s ability to make loans. The meeting was subsequently adjourned to December 14, 2012. The meeting for NUJ was subsequently adjourned to January 24, 2013, February 22, 2013 and March 14, 2013.

	NQJ		NNJ		NXJ
	Common and		Common and		Common and
	Preferred		Preferred		Preferred
	Shares voting		Shares voting		Shares voting
	together		together		together
	as a class	Preferred Shares	as a class	Preferred Shares	as a class	Preferred Shares
To approve the elimination of the fundamental policies relating to the Fund’s ability to make loans.
For	—	—	—	—	—	—
Against	—	—	—	—	—	—
Abstain	—	—	—	—	—	—
Broker Non-Votes	—	—	—	—	—	—
Total	—	—	—	—	—	—
To approve the new fundamental policy relating to the Fund’s ability to make loans.
For	—	—	—	—	—	—
Against	—	—	—	—	—	—
Abstain	—	—	—	—	—	—
Broker Non-Votes	—	—	—	—	—	—
Total	—	—	—	—	—	—
Approval of the Board Members was reached as follows:
John P. Amboian
For	18,247,878	—	10,753,439	—	—	—
Withhold	632,342	—	262,527	—	—	—
Total	18,880,220	—	11,015,966	—	—	—
Robert P. Bremner
For	18,231,492	—	10,746,735	—	9,992,576	—
Withhold	648,728	—	269,231	—	564,259	—
Total	18,880,220	—	11,015,966	—	10,556,835	—
Jack B. Evans
For	18,241,671	—	10,755,733	—	10,021,250	—
Withhold	638,549	—	260,233	—	535,585	—
Total	18,880,220	—	11,015,966	—	10,556,835	—
William C. Hunter
For	—	1,381	—	841	—	3,918,519
Withhold	—	62	—	45	—	404,091
Total	—	1,443	—	886	—	4,322,610
David J. Kundert
For	18,245,130	—	10,746,735	—	—	—
Withhold	635,090	—	269,231	—	—	—
Total	18,880,220	—	11,015,966	—	—	—
William J. Schneider
For	—	1,381	—	841	—	3,889,372
Withhold	—	62	—	45	—	433,238
Total	—	1,443	—	886	—	4,322,610
Judith M. Stockdale
For	18,229,499	—	10,746,067	—	—	—
Withhold	650,721	—	269,899	—	—	—
Total	18,880,220	—	11,015,966	—	—	—
Carole E. Stone
For	18,209,809	—	10,743,967	—	—	—
Withhold	670,411	—	271,999	—	—	—
Total	18,880,220	—	11,015,966	—	—	—
Virginia L. Stringer
For	18,239,628	—	10,756,228	—	—	—
Withhold	640,592	—	259,738	—	—	—
Total	18,880,220	—	11,015,966	—	—	—
Terence J. Toth
For	18,246,440	—	10,757,078	—	—	—
Withhold	633,780	—	258,888	—	—	—
Total	18,880,220	—	11,015,966	—	—	—

Nuveen Investments	29

NUJ	Shareholder Meeting Report (continued)
NJV
NQP

	NUJ		NJV	NQP
	Common and			Common and
	Preferred			Preferred
	Shares voting			Shares voting
	together			together
	as a class	Preferred Shares	Common Shares	as a class	Preferred Shares
To approve the elimination of the fundamental
policies relating to the Fund’s ability to make loans.
For	3,867,262	1,338,504	—	—	—
Against	247,798	64,990	—	—	—
Abstain	139,470	15,600	—	—	—
Broker Non-Votes	1,661,428	959,962	—	—	—
Total	5,915,958	2,379,056	—	—	—
To approve the new fundamental policy
relating to the Fund’s ability to make loans.
For	3,849,572	1,345,254	—	—	—
Against	232,541	58,240	—	—	—
Abstain	172,417	15,600	—	—	—
Broker Non-Votes	1,661,428	959,962	—	—	—
Total	5,915,958	2,379,056	—	—	—
Approval of the Board Members was reached as follows:
John P. Amboian
For	—	—	—	—	—
Withhold	—	—	—	—	—
Total	—	—	—	—	—
Robert P. Bremner
For	—	—	1,464,028	14,052,007	—
Withhold	—	—	59,550	418,518	—
Total	—	—	1,523,578	14,470,525	—
Jack B. Evans
For	—	—	1,464,028	14,103,685	—
Withhold	—	—	59,550	366,840	—
Total	—	—	1,523,578	14,470,525	—
William C. Hunter
For	—	—	—	—	1,074
Withhold	—	—	—	—	51
Total	—	—	—	—	1,125
David J. Kundert
For	—	—	—	—	—
Withhold	—	—	—	—	—
Total	—	—	—	—	—
William J. Schneider
For	—	—	1,464,028	—	1,074
Withhold	—	—	59,550	—	51
Total	—	—	1,523,578	—	1,125
Judith M. Stockdale
For	—	—	—	—	—
Withhold	—	—	—	—	—
Total	—	—	—	—	—
Carole E. Stone
For	—	—	—	—	—
Withhold	—	—	—	—	—
Total	—	—	—	—	—
Virginia L. Stringer
For	—	—	—	—	—
Withhold	—	—	—	—	—
Total	—	—	—	—	—
Terence J. Toth
For	—	—	—	—	—
Withhold	—	—	—	—	—
Total	—	—	—	—	—

30	Nuveen Investments

NPY
NXM
NVY
NPN

	NPY		NXM		NVY		NPN
	Common and		Common and		Common and
	Preferred		Preferred		Preferred
	Shares voting		Shares voting		Shares voting
	together	Preferred	together	Preferred	together	Preferred	Common
	as a class	Shares	as a class	Shares	as a class	Shares	Shares
To approve the elimination of the fundamental
policies relating to the Fund’s ability to make loans.
For	—	—	—	—	—	—	—
Against	—	—	—	—	—	—	—
Abstain	—	—	—	—	—	—	—
Broker Non-Votes	—	—	—	—	—	—	—
Total	—	—	—	—	—	—	—
To approve the new fundamental policy
relating to the Fund’s ability to make loans.
For	—	—	—	—	—	—	—
Against	—	—	—	—	—	—	—
Abstain	—	—	—	—	—	—	—
Broker Non-Votes	—	—	—	—	—	—	—
Total	—	—	—	—	—	—	—
Approval of the Board Members was reached as follows:
John P. Amboian
For	—	—	—	—	—	—	—
Withhold	—	—	—	—	—	—	—
Total	—	—	—	—	—	—	—
Robert P. Bremner
For	13,522,453	—	5,234,757	—	5,813,934	—	1,141,721
Withhold	418,330	—	138,740	—	119,776	—	37,341
Total	13,940,783	—	5,373,497	—	5,933,710	—	1,179,062
Jack B. Evans
For	13,525,884	—	5,266,638	—	5,814,577	—	1,141,721
Withhold	414,899	—	106,859	—	119,133	—	37,341
Total	13,940,783	—	5,373,497	—	5,933,710	—	1,179,062
William C. Hunter
For	—	780	—	2,202,127	—	2,434,818	—
Withhold	—	220	—	57,972	—	11,000	—
Total	—	1,000	—	2,260,099	—	2,445,818	—
David J. Kundert
For	—	—	—	—	—	—	—
Withhold	—	—	—	—	—	—	—
Total	—	—	—	—	—	—	—
William J. Schneider
For	—	780	—	2,202,127	—	2,433,318	1,141,721
Withhold	—	220	—	57,972	—	12,500	37,341
Total	—	1,000	—	2,260,099	—	2,445,818	1,179,062
Judith M. Stockdale
For	—	—	—	—	—	—	—
Withhold	—	—	—	—	—	—	—
Total	—	—	—	—	—	—	—
Carole E. Stone
For	—	—	—	—	—	—	—
Withhold	—	—	—	—	—	—	—
Total	—	—	—	—	—	—	—
Virginia L. Stringer
For	—	—	—	—	—	—	—
Withhold	—	—	—	—	—	—	—
Total	—	—	—	—	—	—	—
Terence J. Toth
For	—	—	—	—	—	—	—
Withhold	—	—	—	—	—	—	—
Total	—	—	—	—	—	—	—

Nuveen Investments	31

Report of Independent
Registered Public Accounting Firm

The Board of Directors/Trustees and Shareholders
Nuveen New Jersey Investment Quality Municipal Fund, Inc.
Nuveen New Jersey Premium Income Municipal Fund, Inc.
Nuveen New Jersey Dividend Advantage Municipal Fund
Nuveen New Jersey Dividend Advantage Municipal Fund 2
Nuveen New Jersey Municipal Value Fund
Nuveen Pennsylvania Investment Quality Municipal Fund
Nuveen Pennsylvania Premium Income Municipal Fund 2
Nuveen Pennsylvania Dividend Advantage Municipal Fund
Nuveen Pennsylvania Dividend Advantage Municipal Fund 2
Nuveen Pennsylvania Municipal Value Fund

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen New Jersey Dividend Advantage Municipal Fund, Nuveen New Jersey Dividend Advantage Municipal Fund 2, Nuveen New Jersey Municipal Value Fund, Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Pennsylvania Dividend Advantage Municipal Fund, Nuveen Pennsylvania Dividend Advantage Municipal Fund 2, and Nuveen Pennsylvania Municipal Value Fund (the “Funds”) as of April 30, 2013, and the related statements of operations and cash flows (Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen New Jersey Dividend Advantage Municipal Fund, Nuveen New Jersey Dividend Advantage Municipal Fund 2, Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Pennsylvania Dividend Advantage Municipal Fund, and Nuveen Pennsylvania Dividend Advantage Municipal Fund 2 only) for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen New Jersey Dividend Advantage Municipal Fund, Nuveen New Jersey Dividend Advantage Municipal Fund 2, Nuveen New Jersey Municipal Value Fund, Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Pennsylvania Dividend Advantage Municipal Fund, Nuveen Pennsylvania Dividend Advantage Municipal Fund 2, and Nuveen Pennsylvania Municipal Value Fund at April 30, 2013, and the results of their operations and their cash flows (Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen New Jersey Dividend Advantage Municipal Fund, Nuveen New Jersey Dividend Advantage Municipal Fund 2, Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Pennsylvania Dividend Advantage Municipal Fund, and Nuveen Pennsylvania Dividend Advantage Municipal Fund 2 only) for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
June 26, 2013

32	Nuveen Investments

Nuveen New Jersey Investment Quality Municipal Fund, Inc.
NQJ	Portfolio of Investments
April 30, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Discretionary – 0.3% (0.2% of Total Investments)
	Middlesex County Improvement Authority, New Jersey, Senior Revenue Bonds, Heldrich Center Hotel/Conference Center Project, Series 2005A:
$800	5.000%, 1/01/32	1/15 at 100.00	Caa1	$488,280
690	5.125%, 1/01/37	1/15 at 100.00	Caa1	421,452
1,490	Total Consumer Discretionary			909,732
	Consumer Staples – 5.5% (3.9% of Total Investments)
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
2,900	4.500%, 6/01/23	6/17 at 100.00	B1	2,902,030
12,105	4.750%, 6/01/34	6/17 at 100.00	B2	10,663,173
4,950	5.000%, 6/01/41	6/17 at 100.00	B2	4,422,875
19,955	Total Consumer Staples			17,988,078
	Education and Civic Organizations – 13.5% (9.5% of Total Investments)
1,000	New Jersey Economic Development Authority, Revenue Bonds, The Seeing Eye Inc., Series 2005, 5.000%, 12/01/24 – AMBAC Insured	6/15 at 100.00	N/R	1,052,630
2,000	New Jersey Educational Facilities Authority, Revenue Bonds, Fairleigh Dickinson University, Series 2002D, 5.250%, 7/01/32 – ACA Insured	7/13 at 100.00	BBB	2,004,940
500	New Jersey Educational Facilities Authority, Revenue Bonds, Fairleigh Dickinson University, Series 2004C, 5.500%, 7/01/23	7/14 at 100.00	BBB	513,945
1,000	New Jersey Educational Facilities Authority, Revenue Bonds, Georgian Court University, Series 2007D, 5.000%, 7/01/27	7/17 at 100.00	BBB	1,064,270
	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Series 2007D:
3,555	5.000%, 7/01/32 – FGIC Insured	7/17 at 100.00	A2	3,956,182
2,295	5.000%, 7/01/39 – FGIC Insured	7/17 at 100.00	A2	2,509,996
120	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2004L, 5.125%, 7/01/22 – NPFG Insured	7/14 at 100.00	AA–	125,416
1,225	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2005F, 5.000%, 7/01/16 – FGIC Insured	7/15 at 100.00	A1	1,331,820
2,770	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2006A, 5.000%, 7/01/36 – AMBAC Insured	7/16 at 100.00	AA–	3,030,158
1,500	New Jersey Educational Facilities Authority, Revenue Bonds, Passaic County Community College, Series 2010C, 5.250%, 7/01/32	7/20 at 100.00	A2	1,717,755
2,000	New Jersey Educational Facilities Authority, Revenue Bonds, Princeton University, Tender Option Bond Trust 3922, 13.571%, 7/01/19 (IF)	No Opt. Call	AAA	3,103,980
1,495	New Jersey Educational Facilities Authority, Revenue Bonds, Ramapo College, Series 2004H, 5.000%, 7/01/16 – FGIC Insured	7/14 at 100.00	A	1,563,621
750	New Jersey Educational Facilities Authority, Revenue Bonds, Ramapo College, Series 2012B, 5.000%, 7/01/42	7/22 at 100.00	A	852,998
	New Jersey Educational Facilities Authority, Revenue Bonds, Rider University, Series 2012A:
430	5.000%, 7/01/32	7/21 at 100.00	BBB+	475,627
285	5.000%, 7/01/37	7/21 at 100.00	BBB+	312,058
	New Jersey Educational Facilities Authority, Revenue Refunding Bonds, College of New Jersey, Series 2012A:
200	5.000%, 7/01/18	No Opt. Call	AA	237,820
400	5.000%, 7/01/19	No Opt. Call	AA	483,252
2,000	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2008A, 6.125%, 6/01/30 – AGC Insured (Alternative Minimum Tax)	6/18 at 100.00	AA–	2,219,480
710	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2010-1A, 5.000%, 12/01/25	12/19 at 100.00	AA	789,264
Nuveen Investments	33

Nuveen New Jersey Investment Quality Municipal Fund, Inc. (continued)
NQJ	Portfolio of Investments
April 30, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$450	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2010-2, 5.000%, 12/01/30	12/20 at 100.00	Aa3	$499,523
875	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2011-1, 5.750%, 12/01/27 (Alternative Minimum Tax)	12/21 at 100.00	Aa3	1,004,964
3,370	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2012-1A, 4.250%, 12/01/25 (Alternative Minimum Tax)	12/22 at 100.00	AA	3,562,494
950	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender Option Bond Trust PA-4643, 19.910%, 6/01/30 (IF) (4)	6/19 at 100.00	AA	1,436,780
200	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Bonds, Inter-American University of Puerto Rico Project, Refunding Series 2012, 5.000%, 10/01/31	10/22 at 100.00	A–	213,538
	University of Medicine and Dentistry of New Jersey, Certificates of Participation, Child Health Institute, LLC, Series 2003:
1,945	5.000%, 4/15/20 – AMBAC Insured	10/13 at 100.00	BBB+	1,949,279
1,370	5.000%, 4/15/22 – AMBAC Insured	10/13 at 100.00	BBB+	1,372,644
	University of Medicine and Dentistry of New Jersey, Revenue Bonds, Series 2002A:
2,100	5.000%, 12/01/24 – AMBAC Insured	6/13 at 100.00	A–	2,107,098
4,000	5.500%, 12/01/27 – AMBAC Insured	6/13 at 100.00	A–	4,014,160
290	5.000%, 12/01/31 – AMBAC Insured	6/13 at 100.00	A–	290,792
39,785	Total Education and Civic Organizations			43,796,484
	Financials – 1.7% (1.2% of Total Investments)
5,000	New Jersey Economic Development Authority, Revenue Refunding Bonds, Kapkowski Road Landfill Project, Series 2002, 5.750%, 10/01/21	No Opt. Call	Ba2	5,546,550
	Health Care – 18.9% (13.4% of Total Investments)
1,000	Camden County Improvement Authority, New Jersey, Revenue Bonds, Cooper Health System, Series 2004A, 5.750%, 2/15/34	8/14 at 100.00	BBB	1,049,260
2,090	Camden County Improvement Authority, New Jersey, Revenue Bonds, Cooper Health System, Series 2005A, 5.000%, 2/15/25	2/15 at 100.00	BBB	2,171,677
2,320	New Jersey Health Care Facilities Finance Authority, Revenue Bonds, AHS Hospital Corporation, Series 2008A, 5.000%, 7/01/27	7/18 at 100.00	A1	2,524,926
1,175	New Jersey Health Care Facilities Financing Authority, Hospital Revenue Bonds, Virtua Health, Tender Option Bond Trust 3018, 19.102%, 7/01/38 – AGC Insured (IF) (4)	7/19 at 100.00	AA–	1,704,690
1,000	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Refunding Series 2011, 6.250%, 7/01/35	7/21 at 100.00	BB+	1,176,380
2,000	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Series 2007, 5.750%, 7/01/37	7/18 at 100.00	BB+	2,177,940
510	New Jersey Health Care Facilities Financing Authority, Revenue and Refunding Bonds, Barnabas Health, Series 2012A, 5.000%, 7/01/24	No Opt. Call	BBB+	598,817
3,750	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Atlanticare Regional Medical Center, Series 2007, 5.000%, 7/01/37	7/17 at 100.00	A+	3,955,125
1,265	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, CentraState Medical Center, Series 2006A, 5.000%, 7/01/30 – AGC Insured	7/17 at 100.00	A3	1,349,338
400	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Children’s Specialized Hospital, Series 2005A, 5.500%, 7/01/36	7/15 at 100.00	BBB	410,192
695	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical Center, Series 2006B, 5.000%, 7/01/36	7/16 at 100.00	A	716,399
615	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical Center, Series 2006, 5.125%, 7/01/35	7/16 at 100.00	A	638,616
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Kennedy Health System Obligated Group Issue, Refunding Series 2012:
500	3.750%, 7/01/27	No Opt. Call	A3	519,250
2,575	5.000%, 7/01/31	7/22 at 100.00	A3	2,896,025
1,500	5.000%, 7/01/37	7/22 at 100.00	A3	1,665,795

34	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health System Obligated Group, Refunding Series 2011:
$3,000	5.000%, 7/01/25	7/18 at 100.00	A	$3,502,650
1,760	5.000%, 7/01/26	7/22 at 100.00	A	2,038,010
660	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health System Obligated Group, Refunding Series 2013A, 5.000%, 7/01/32 (WI/DD, Settling 5/08/13)	7/23 at 100.00	A	755,924
3,545	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health, Series 2007-I, 5.000%, 7/01/38 – AGC Insured	7/18 at 100.00	AA–	3,826,473
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Health Care Corporation, Series 2005B:
1,495	5.000%, 7/01/25 – RAAI Insured	7/15 at 100.00	N/R	1,540,284
1,585	5.000%, 7/01/35 – RAAI Insured	7/15 at 100.00	N/R	1,618,697
3,160	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Refunding Series 2011A, 5.625%, 7/01/37	7/21 at 100.00	BBB+	3,572,254
1,885	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Series 2006A, 5.000%, 7/01/29	1/17 at 100.00	BBB+	1,981,154
2,300	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Series 2008, 6.625%, 7/01/38	7/18 at 100.00	BBB–	2,656,454
2,850	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Shore Memorial Health System, Series 2003, 5.000%, 7/01/23 – RAAI Insured	7/13 at 100.00	N/R	2,853,762
3,300	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Somerset Medical Center, Series 2003, 5.500%, 7/01/33	7/13 at 100.00	Ba2	3,310,329
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, South Jersey Hospital System, Refunding Series 2006:
670	5.000%, 7/01/25	7/16 at 100.00	A2	707,185
4,410	5.000%, 7/01/36	7/16 at 100.00	A2	4,584,416
1,295	5.000%, 7/01/46	7/16 at 100.00	A2	1,342,681
3,360	Newark, New Jersey, GNMA Collateralized Healthcare Facility Revenue Bonds, New Community Urban Renewal Corporation, Series 2001A, 5.200%, 6/01/30	6/14 at 100.00	Aa1	3,438,623
56,670	Total Health Care			61,283,326
	Housing/Multifamily – 1.9% (1.3% of Total Investments)
	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A:
1,830	5.750%, 6/01/31	6/20 at 100.00	Baa3	2,095,625
1,050	5.875%, 6/01/42	6/20 at 100.00	Baa3	1,196,087
2,743	Newark Housing Authority, New Jersey, GNMA Collateralized Housing Revenue Bonds, Fairview Apartments Project, Series 2000A, 6.400%, 10/20/34 (Alternative Minimum Tax)	10/13 at 100.00	Aaa	2,748,579
5,623	Total Housing/Multifamily			6,040,291
	Housing/Single Family – 3.5% (2.5% of Total Investments)
10,000	New Jersey Housing and Mortgage Finance Agency, Single Family Home Mortgage Revenue Bonds, Series 2011A, 4.450%, 10/01/25	10/21 at 100.00	Aa1	11,143,400
305	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds, Series 2007T, 4.700%, 10/01/37 (Alternative Minimum Tax)	4/17 at 100.00	AA	314,425
10,305	Total Housing/Single Family			11,457,825
	Long-Term Care – 2.2% (1.6% of Total Investments)
1,660	Burlington County Bridge Commission, New Jersey, Economic Development Revenue Bonds, The Evergreens Project, Series 2007, 5.625%, 1/01/38	1/18 at 100.00	N/R	1,727,114
1,125	New Jersey Economic Development Authority, First Mortgage Revenue Bonds, Winchester Gardens at Wards Homestead, Series 2004A, 5.750%, 11/01/24	11/14 at 100.00	BBB–	1,152,833

Nuveen Investments	35

Nuveen New Jersey Investment Quality Municipal Fund, Inc. (continued)
NQJ	Portfolio of Investments
April 30, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)
$2,600	New Jersey Economic Development Authority, GNMA Collateralized Mortgage Revenue Bonds, Victoria Health Corporation, Series 2001A, 5.200%, 12/20/36	12/14 at 100.00	Aaa	$2,655,380
595	New Jersey Economic Development Authority, Revenue Bonds, Masonic Charity Foundation of New Jersey, Series 2001, 5.875%, 6/01/18	6/13 at 100.00	A–	596,720
1,100	New Jersey Economic Development Authority, Revenue Bonds, Masonic Charity Foundation of New Jersey, Series 2002, 5.250%, 6/01/32	6/13 at 102.00	A–	1,123,210
7,080	Total Long-Term Care			7,255,257
	Tax Obligation/General – 5.6% (3.9% of Total Investments)
690	Haddon Heights School District, Camden County, New Jersey, General Obligation Bonds, Refunding Series 2012, 3.250%, 1/01/30	1/23 at 100.00	AA–	690,262
4,300	Jersey City, New Jersey, General Obligation Bonds, Series 2006A, 5.000%, 9/01/22 – AMBAC Insured	9/16 at 100.00	A2	4,814,237
930	Middletown Township Board of Education, Monmouth County, New Jersey, Refunding Series 2010, 5.000%, 8/01/27	8/20 at 100.00	AA	1,098,525
670	Monroe Township, Middlesex County, New Jersey, General Obligation Bonds, Series 2003, 3.000%, 1/15/33	1/22 at 100.00	AA	627,435
1,400	Newark Housing Authority, New Jersey, City-Secured Police Facility Revenue Bonds, South Ward Police Facility, Series 2009A, 6.750%, 12/01/38 – AGC Insured	12/19 at 100.00	A3	1,743,798
2,210	Union County Utilities Authority, New Jersey, Resource Recovery Facility Lease Revenue Refunding Bonds, Covanta Union Inc. Lessee, Series 2011B, 5.250%, 12/01/31 (Alternative Minimum Tax)	12/21 at 100.00	AA+	2,472,880
2,515	Union County Utilities Authority, New Jersey, Solid Waste System County Deficiency Revenue Bonds, Series 2011, 5.000%, 6/15/41	6/21 at 100.00	AA+	2,887,924
	West Deptford Township, New Jersey, General Obligation Bonds, Series 2004:
1,690	5.000%, 9/01/16 – AMBAC Insured	9/14 at 100.00	A–	1,791,637
1,865	4.750%, 9/01/18 – AMBAC Insured	9/14 at 100.00	A–	1,970,186
16,270	Total Tax Obligation/General			18,096,884
	Tax Obligation/Limited – 34.9% (24.7% of Total Investments)
1,775	Bergen County Improvement Authority, New Jersey, Guaranteed Lease Revenue Bonds, County Administration Complex Project, Series 2005, 5.000%, 11/15/26	No Opt. Call	Aaa	2,352,141
1,965	Essex County Improvement Authority, New Jersey, Project Consolidation Revenue Bonds, Series 2007, 5.250%, 12/15/22 – AMBAC Insured	No Opt. Call	Aa2	2,533,651
1,145	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Series 2005A, 5.750%, 11/01/28 – AGM Insured	No Opt. Call	AAA	1,549,792
2,650	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Series 2005C, 5.125%, 11/01/18 – AGM Insured	No Opt. Call	AAA	3,241,507
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
2,585	5.250%, 1/01/36	1/22 at 100.00	A	2,921,670
1,570	5.125%, 1/01/42	1/22 at 100.00	A	1,754,930
470	Hudson County Improvement Authority, New Jersey, County Secured Lease Revenue Bonds, Hudson County Plaza Refunding Project, Series 2013, 3.250%, 4/01/35	4/22 at 100.00	Aa3	461,944
1,445	Lower Township Municipal Utilities Authority, Cape May County, New Jersey, Revenue Bonds, Series 2003D, 5.000%, 12/01/16 – FGIC Insured	12/13 at 100.00	N/R	1,472,975
5,700	New Jersey Building Authority, State Building Revenue Bonds, Series 2007A, 5.000%, 6/15/26	6/16 at 100.00	A+	6,372,657
	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012:
2,050	5.000%, 6/15/19	No Opt. Call	BBB+	2,412,543
1,100	5.000%, 6/15/21	No Opt. Call	BBB+	1,314,654
1,900	5.000%, 6/15/25	6/22 at 100.00	BBB+	2,199,155

36	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$4,675	New Jersey Economic Development Authority, Lease Revenue Bonds, Liberty State Park Project, Series 2005C, 5.000%, 3/01/27 – AGM Insured	3/15 at 100.00	AA–	$4,995,612
5,000	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A, 5.250%, 7/01/15 – NPFG Insured	7/14 at 100.00	A	5,289,600
	New Jersey Economic Development Authority, Revenue Bonds, Newark Downtown District Management Corporation Project, Series 2007:
205	5.125%, 6/15/27	6/17 at 100.00	Baa3	217,927
345	5.125%, 6/15/37	6/17 at 100.00	Baa3	360,811
5,150	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2013NN, 5.000%, 3/01/28	3/23 at 100.00	A+	6,052,692
	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Series 2007U:
1,965	5.000%, 9/01/37 – AMBAC Insured	9/17 at 100.00	A+	2,145,151
3,930	5.000%, 9/01/37	9/17 at 100.00	A+	4,290,302
1,925	New Jersey Educational Facilities Authority, Revenue Bonds, Higher Education Capital Improvement Fund, Refunding Series 2005A, 5.000%, 9/01/15 – AGM Insured	No Opt. Call	AA–	2,119,983
850	New Jersey Health Care Facilities Financing Authority, State Contract Bonds, Hospital Asset Transformation Program, Series 2008A, 5.250%, 10/01/38	10/18 at 100.00	A+	929,628
	New Jersey Transportation Trust Fund Authority, Federal Highway Aid Grant Anticipation Bonds, Series 2006:
1,075	5.000%, 6/15/17 – FGIC Insured	6/16 at 100.00	A1	1,214,965
1,900	5.000%, 6/15/18 – FGIC Insured	6/16 at 100.00	A1	2,140,464
12,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A, 0.000%, 12/15/30	No Opt. Call	A+	5,802,960
4,300	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006A, 5.500%, 12/15/22	No Opt. Call	A+	5,498,711
4,200	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2004B, 5.500%, 12/15/16 – NPFG Insured	No Opt. Call	A+	4,907,112
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C:
10,000	0.000%, 12/15/32 – AGM Insured	No Opt. Call	AA–	4,244,300
15,355	0.000%, 12/15/33 – AGM Insured	No Opt. Call	AA–	6,188,372
15,310	0.000%, 12/15/34 – AGM Insured	No Opt. Call	AA–	5,866,944
2,500	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2007A, 5.000%, 12/15/26 – AMBAC Insured	12/17 at 100.00	A+	2,891,850
4,100	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D, 5.000%, 12/15/24	No Opt. Call	A+	5,112,986
1,820	Passaic County Improvement Authority, New Jersey, Lease Revenue Bonds, Preakness Healthcare Center Expansion Project, Series 2012, 3.500%, 5/01/35	5/22 at 100.00	Aa3	1,826,297
1,315	Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Revenue Bonds, Series 2006A, 4.500%, 7/01/36 – CIFG Insured	7/16 at 100.00	BBB+	1,174,690
2,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010C, 6.000%, 8/01/39	8/20 at 100.00	A+	2,205,180
3,750	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2011A-1, 5.000%, 8/01/43	8/21 at 100.00	A+	3,837,563
1,850	Union County Improvement Authority, New Jersey, Lease Revenue Refunding Bonds, City of Plainfield – Park Madison Redevelopment Project, Tender Option Trust 1145, 17.604%, 3/01/34 (IF) (4)	No Opt. Call	AA+	3,650,735
1,650	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2010B, 5.250%, 10/01/29	10/20 at 100.00	Baa2	1,817,376
131,525	Total Tax Obligation/Limited			113,369,830

Nuveen Investments	37

Nuveen New Jersey Investment Quality Municipal Fund, Inc. (continued)
NQJ	Portfolio of Investments
April 30, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation – 25.7% (18.1% of Total Investments)
$2,250	Casino Reinvestment Development Authority, New Jersey, Parking Revenue Bonds, Series 2005A, 5.250%, 6/01/20 – NPFG Insured	6/15 at 100.00	A–	$2,390,670
	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2005:
2,000	5.000%, 1/01/25 – NPFG Insured	1/15 at 100.00	A1	2,138,480
4,050	5.000%, 1/01/26 – NPFG Insured	1/15 at 100.00	A1	4,294,175
1,500	5.000%, 1/01/27 – NPFG Insured	1/15 at 100.00	A1	1,589,415
	Delaware River Joint Toll Bridge Commission, Pennsylvania, Revenue Bonds, Refunding Series 2012A:
1,115	5.000%, 7/01/24	7/22 at 100.00	A2	1,347,199
650	4.000%, 7/01/26	7/22 at 100.00	A2	715,715
	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E:
1,000	5.000%, 1/01/40 – AGM Insured	1/20 at 100.00	AA–	1,117,800
3,300	5.000%, 1/01/40	1/20 at 100.00	A–	3,688,740
	Delaware River Port Authority, Pennsylvania and New Jersey, Revenue Refunding Bonds, Port District Project, Series 2012:
540	5.000%, 1/01/25	No Opt. Call	BBB–	625,379
1,350	5.000%, 1/01/26	No Opt. Call	BBB–	1,548,855
	New Brunswick Parking Authority, Middlesex County, New Jersey, Guaranteed Parking Revenue Bonds, Refunding Series 2012:
240	5.000%, 9/01/28	9/22 at 100.00	A+	280,848
610	5.000%, 9/01/29	9/22 at 100.00	A+	709,485
3,000	New Jersey Economic Development Authority, Revenue Bonds, American Airlines Inc., Series 1991, 7.100%, 11/01/31 (Alternative Minimum Tax) (5)	11/13 at 100.00	N/R	2,999,970
650	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999, 5.125%, 9/15/23 (Alternative Minimum Tax)	9/13 at 100.00	B	685,003
1,125	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999, 5.250%, 9/15/29 (Alternative Minimum Tax)	8/22 at 101.00	B	1,185,390
3,405	New Jersey Transit Corporation, Certificates of Participation, Federal Transit Administration Grants, Series 2005A, 5.000%, 9/15/18 – FGIC Insured	9/15 at 100.00	A2	3,716,149
105	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C, 6.500%, 1/01/16 – NPFG Insured	No Opt. Call	A+	120,956
1,265	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A, 5.250%, 1/01/29 – AGM Insured	No Opt. Call	AA–	1,632,520
4,000	New Jersey Turnpike Authority, Revenue Bonds, Series 2009I, 5.000%, 1/01/35	1/20 at 100.00	A+	4,468,640
2,380	New Jersey Turnpike Authority, Revenue Bonds, Series 2012B, 5.000%, 1/01/28	1/23 at 100.00	A+	2,799,808
1,500	New Jersey Turnpike Authority, Revenue Bonds, Tender Option Bond Trust 1154, 17.041%, 1/01/43 (IF) (4)	7/22 at 100.00	A+	2,191,395
1,260	Passaic County Improvement Authority, New Jersey, County Guaranteed Parking Revenue Bonds, 200 Hospital Plaza Project, Series 2010, 5.000%, 5/01/42	5/20 at 100.00	Aa3	1,413,455
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fortieth Series 2005:
7,000	5.000%, 12/01/28 – SYNCORA GTY Insured	6/15 at 101.00	AA–	7,632,660
3,000	5.000%, 12/01/34	6/15 at 101.00	AA–	3,242,100
1,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Forty Eighth Series 2008, Trust 2920, 17.512%, 8/15/32 – AGM Insured (IF)	8/17 at 100.00	AA–	1,546,280
4,600	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Seventh Series 2013, 4.000%, 1/15/43 (Alternative Minimum Tax)	1/23 at 100.00	AA–	4,653,360
2,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Thirty-Fourth Series 2004, 5.000%, 7/15/34	1/14 at 101.00	AA–	2,075,860
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997:
6,605	5.750%, 12/01/22 – NPFG Insured (Alternative Minimum Tax)	6/13 at 100.00	BBB–	6,630,561
12,130	5.750%, 12/01/25 – NPFG Insured (Alternative Minimum Tax)	6/13 at 100.00	Baa2	12,176,943

38	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	South Jersey Transportation Authority, New Jersey, Transportation System Revenue Bonds, Series 2012:
$2,000	5.000%, 11/01/20	No Opt. Call	A–	$2,408,560
1,000	5.000%, 11/01/22	No Opt. Call	A–	1,222,110
76,630	Total Transportation			83,248,481
	U.S. Guaranteed – 19.3% (13.6% of Total Investments) (6)
	Gloucester County Improvement Authority, New Jersey, Lease Revenue Bonds, Series 2005A:
1,000	5.000%, 9/01/21 (Pre-refunded 9/01/15) – NPFG Insured	9/15 at 100.00	AA+ (6)	1,107,130
1,420	5.000%, 9/01/22 (Pre-refunded 9/01/15) – NPFG Insured	9/15 at 100.00	AA+ (6)	1,572,125
	Hudson County Improvement Authority, New Jersey, County Secured Lease Revenue Bonds, County Services Building Project, Series 2005:
1,090	5.000%, 4/01/25 (Pre-refunded 4/01/15) – AMBAC Insured	4/15 at 100.00	AA– (6)	1,187,533
2,525	5.000%, 4/01/35 (Pre-refunded 4/01/15) – AMBAC Insured	4/15 at 100.00	AA– (6)	2,750,937
	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004:
2,500	5.750%, 6/15/29 (Pre-refunded 6/15/14)	6/14 at 100.00	Aaa	2,652,525
5,750	5.750%, 6/15/34 (Pre-refunded 6/15/14)	6/14 at 100.00	Aaa	6,100,808
1,925	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Series 2005B, 5.000%, 7/01/30 (Pre-refunded 7/01/16) – NPFG Insured	7/16 at 100.00	A– (6)	2,192,787
1,380	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2004L, 5.125%, 7/01/22 (Pre-refunded 7/01/14) – NPFG Insured	7/14 at 100.00	N/R (6)	1,457,418
	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2005F:
2,000	5.000%, 7/01/18 (Pre-refunded 7/01/15) – FGIC Insured	7/15 at 100.00	A1 (6)	2,197,820
1,175	5.000%, 7/01/32 (Pre-refunded 7/01/15) – FGIC Insured	7/15 at 100.00	A1 (6)	1,291,219
	New Jersey Educational Facilities Authority, Revenue Bonds, New Jersey Institute of Technology, Series 2004B:
1,260	5.000%, 7/01/19 (Pre-refunded 1/01/14) – AMBAC Insured	1/14 at 100.00	A+ (6)	1,299,791
2,510	4.750%, 7/01/20 (Pre-refunded 1/01/14) – AMBAC Insured	1/14 at 100.00	A+ (6)	2,585,074
185	4.250%, 7/01/24 (Pre-refunded 1/01/14) – AMBAC Insured	1/14 at 100.00	A+ (6)	189,914
610	New Jersey Educational Facilities Authority, Revenue Bonds, Rider University, Series 2004A, 5.500%, 7/01/23 (Pre-refunded 7/01/14) – RAAI Insured	7/14 at 100.00	BBB+ (6)	646,887
1,300	New Jersey Educational Facilities Authority, Revenue Bonds, Rowan University, Series 2003I, 5.125%, 7/01/21 (Pre-refunded 7/01/13) – FGIC Insured	7/13 at 100.00	A+ (6)	1,310,829
	New Jersey Educational Facilities Authority, Revenue Bonds, Rowan University, Series 2004C:
1,195	5.000%, 7/01/20 (Pre-refunded 7/01/14) – NPFG Insured	7/14 at 100.00	A+ (6)	1,260,295
1,875	5.000%, 7/01/24 (Pre-refunded 7/01/14) – NPFG Insured	7/14 at 100.00	A+ (6)	1,977,450
1,430	New Jersey Educational Facilities Authority, Revenue Bonds, William Paterson University, Series 2004A, 5.125%, 7/01/21 (Pre-refunded 7/01/14) – FGIC Insured	7/14 at 100.00	AA- (6)	1,509,351
2,500	New Jersey Health Care Facilities Financing Authority, Lease Revenue Bonds, Department of Human Services – Greystone Park Psychiatric Hospital, Series 2003, 5.000%, 9/15/25 (Pre-refunded 9/15/13)	9/13 at 100.00	A+ (6)	2,544,250
	New Jersey Health Care Facilities Financing Authority, Lease Revenue Bonds, Department of Human Services – Greystone Park Psychiatric Hospital, Series 2005:
2,885	5.000%, 9/15/18 (Pre-refunded 9/15/15) – AMBAC Insured	9/15 at 100.00	A+ (6)	3,196,061
4,455	5.000%, 9/15/24 (Pre-refunded 9/15/15) – AMBAC Insured	9/15 at 100.00	A+ (6)	4,935,338
2,840	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Capital Health System Obligated Group, Series 2003A, 5.375%, 7/01/33 (Pre-refunded 7/01/13)	7/13 at 100.00	N/R (6)	2,864,566
1,690	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, St. Clare’s Hospital, Series 2004A, 5.250%, 7/01/20 – RAAI Insured (ETM)	No Opt. Call	N/R (6)	2,125,783
3,890	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2005D, 5.000%, 6/15/19 (Pre-refunded 6/15/15) – AGM Insured	6/15 at 100.00	AA– (6)	4,267,174

Nuveen Investments	39

Nuveen New Jersey Investment Quality Municipal Fund, Inc. (continued)
NQJ	Portfolio of Investments
April 30, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (6) (continued)
	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
$55	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	A (6)	$63,843
170	6.500%, 1/01/16 (ETM)	No Opt. Call	AA+ (6)	197,482
55	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	A+ (6)	63,891
1,555	6.500%, 1/01/16 (ETM)	No Opt. Call	AA+ (6)	1,675,154
1,250	Newark Housing Authority, New Jersey, Port Authority Terminal Revenue Bonds, Series 2004, 5.250%, 1/01/21 (Pre-refunded 1/01/14) – NPFG Insured	1/14 at 100.00	N/R (6)	1,291,474
1,625	Passaic County Improvement Authority, New Jersey, Lease Revenue Bonds, Preakness Healthcare Center Project, Series 2005, 5.000%, 5/01/30 (Pre-refunded 5/01/15) – AMBAC Insured	5/15 at 100.00	Aa3 (6)	1,775,165
2,095	Puerto Rico Housing Finance Corporation, Mortgage-Backed Securities Home Mortgage Revenue Bonds, Series 2001A, 5.200%, 12/01/33 (Pre-refunded 6/01/13)	6/13 at 100.00	Aaa	2,103,925
2,090	Puerto Rico Housing Finance Corporation, Mortgage-Backed Securities Home Mortgage Revenue Bonds, Series 2001B, 5.300%, 12/01/28 (Pre-refunded 6/01/13) (Alternative Minimum Tax)	6/13 at 100.00	Aaa	2,097,879
58,285	Total U.S. Guaranteed			62,491,878
	Utilities – 1.1% (0.8% of Total Investments)
395	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	438,501
2,055	Mercer County Improvement Authority, New Jersey, Solid Waste Revenue Bonds, Regional Sludge Project, Series 2003, 5.000%, 12/15/14 – FGIC Insured	12/13 at 100.00	AA+	2,115,602
1,000	New Jersey Economic Development Authority, Energy Facilities Revenue Bonds, UMM Energy Partners, LLC Project, Series 2012A, 4.750%, 6/15/32 (Alternative Minimum Tax)	No Opt. Call	Baa3	1,060,360
3,450	Total Utilities			3,614,463
	Water and Sewer – 7.4% (5.3% of Total Investments)
	Lacey Municipal Utilities Authority, Ocean County, New Jersey, Water Revenue Bonds, Series 2003B:
1,750	5.000%, 12/01/17 – FGIC Insured	12/13 at 100.00	N/R	1,780,800
1,835	5.000%, 12/01/18 – FGIC Insured	12/13 at 100.00	N/R	1,865,002
1,000	5.000%, 12/01/19 – FGIC Insured	12/13 at 100.00	N/R	1,015,400
	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, Middlesex Water Company, Series 2012C:
270	5.000%, 10/01/23	No Opt. Call	A	329,497
6,495	4.250%, 10/01/47 (Alternative Minimum Tax)	10/22 at 100.00	A	6,583,657
3,000	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, New Jersey-American Water Company Inc. Project, Refunding Series 2010B, 5.600%, 11/01/34 (Alternative Minimum Tax)	5/20 at 100.00	A	3,413,220
1,080	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, New Jersey-American Water Company Inc. Project, Refunding Series 2010D, 4.875%, 11/01/29 (Alternative Minimum Tax)	11/20 at 100.00	A	1,180,224

40	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$2,905	New Jersey Environmental Infrastructure Trust, Environmental Infrastructure Bonds, Tender Option Bond Trust 4729, 7.318%, 9/01/21 (IF) (4)	No Opt. Call	AAA	$4,035,219
	North Hudson Sewerage Authority, New Jersey, Gross Revenue Senior Lien Lease Certificates, Series 2012A:
1,650	5.000%, 6/01/27 – NPFG Insured	6/22 at 100.00	A	1,924,511
1,725	5.000%, 6/01/42 – NPFG Insured	6/22 at 100.00	A	1,945,610
21,710	Total Water and Sewer			24,073,140
$453,778	Total Investments (cost $425,722,228) – 141.5%			459,172,219
	Variable Rate Demand Preferred Shares, at Liquidation Value – (44.5)% (7)			(144,300,000)
	Other Assets Less Liabilities – 3.0%			9,727,510
	Net Assets Applicable to Common Shares – 100%			$324,599,729

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(7)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 31.4%.
N/R	Not rated.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

Nuveen Investments	41

Nuveen New Jersey Premium Income Municipal Fund, Inc.
NNJ	Portfolio of Investments
April 30, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Discretionary – 0.3% (0.2% of Total Investments)
	Middlesex County Improvement Authority, New Jersey, Senior Revenue Bonds, Heldrich Center Hotel/Conference Center Project, Series 2005A:
$480	5.000%, 1/01/32	1/15 at 100.00	Caa1	$292,968
415	5.125%, 1/01/37	1/15 at 100.00	Caa1	253,482
895	Total Consumer Discretionary			546,450
	Consumer Staples – 4.9% (3.4% of Total Investments)
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
755	4.500%, 6/01/23	6/17 at 100.00	B1	755,529
7,620	4.750%, 6/01/34	6/17 at 100.00	B2	6,712,381
2,345	5.000%, 6/01/41	6/17 at 100.00	B2	2,095,281
10,720	Total Consumer Staples			9,563,191
	Education and Civic Organizations – 14.4% (10.2% of Total Investments)
1,125	New Jersey Economic Development Authority, Revenue Bonds, The Seeing Eye Inc., Series 2005, 5.000%, 12/01/24 – AMBAC Insured	6/15 at 100.00	N/R	1,184,209
500	New Jersey Educational Facilities Authority, Revenue Bonds, Fairleigh Dickinson University, Series 2002D, 5.250%, 7/01/32 – ACA Insured	7/13 at 100.00	BBB	501,235
300	New Jersey Educational Facilities Authority, Revenue Bonds, Fairleigh Dickinson University, Series 2004C, 5.500%, 7/01/23	7/14 at 100.00	BBB	308,367
	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Series 2007D:
2,090	5.000%, 7/01/32 – FGIC Insured	7/17 at 100.00	A2	2,325,857
3,350	5.000%, 7/01/39 – FGIC Insured	7/17 at 100.00	A2	3,663,828
100	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2004L, 5.125%, 7/01/19 – NPFG Insured	7/14 at 100.00	AA–	104,873
970	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2006A, 5.000%, 7/01/36 – AMBAC Insured	7/16 at 100.00	AA–	1,061,102
1,000	New Jersey Educational Facilities Authority, Revenue Bonds, Passaic County Community College, Series 2010C, 5.375%, 7/01/41	7/20 at 100.00	A2	1,140,030
1,335	New Jersey Educational Facilities Authority, Revenue Bonds, Princeton University, Tender Option Bond Trust 3922, 13.571%, 7/01/19 (IF)	No Opt. Call	AAA	2,071,907
	New Jersey Educational Facilities Authority, Revenue Bonds, Ramapo College, Series 2004H:
1,640	5.000%, 7/01/18 – FGIC Insured	7/14 at 100.00	A	1,724,657
1,040	5.000%, 7/01/23 – FGIC Insured	7/14 at 100.00	A	1,091,678
275	New Jersey Educational Facilities Authority, Revenue Bonds, Ramapo College, Series 2012B, 5.000%, 7/01/37	7/22 at 100.00	A	312,766
	New Jersey Educational Facilities Authority, Revenue Bonds, Rider University, Series 2012A:
260	5.000%, 7/01/32	7/21 at 100.00	BBB+	287,589
170	5.000%, 7/01/37	7/21 at 100.00	BBB+	186,140
300	New Jersey Educational Facilities Authority, Revenue Refunding Bonds, College of New Jersey, Series 2012A, 5.000%, 7/01/19	No Opt. Call	AA	362,439
2,000	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2008A, 6.125%, 6/01/30 – AGC Insured (Alternative Minimum Tax)	6/18 at 100.00	AA–	2,219,480
445	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2010-1A, 5.000%, 12/01/25	12/19 at 100.00	AA	494,680
270	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2010-2, 5.000%, 12/01/30	12/20 at 100.00	Aa3	299,714
350	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2011-1, 5.750%, 12/01/27 (Alternative Minimum Tax)	12/21 at 100.00	Aa3	401,986
1,925	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2012-1A, 4.375%, 12/01/26 (Alternative Minimum Tax)	12/22 at 100.00	AA	2,030,991

42	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$550	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender Option Bond Trust PA-4643, 19.910%, 6/01/30 (IF) (4)	6/19 at 100.00	AA	$831,820
2,025	University of Medicine and Dentistry of New Jersey, Certificates of Participation, Child Health Institute, LLC, Series 2003, 5.000%, 4/15/21 – AMBAC Insured	10/13 at 100.00	BBB+	2,029,151
1,000	University of Medicine and Dentistry of New Jersey, Certificates of Participation, University Housing Associates, LLC, Series 2004, 5.000%, 6/15/29 – NPFG Insured	6/14 at 100.00	BBB+	1,017,640
2,750	University of Medicine and Dentistry of New Jersey, Revenue Bonds, Series 2002A, 5.000%, 12/01/31 – AMBAC Insured	6/13 at 100.00	A–	2,757,508
25,770	Total Education and Civic Organizations			28,409,647
	Financials – 0.8% (0.6% of Total Investments)
1,500	New Jersey Economic Development Authority, Revenue Refunding Bonds, Kapkowski Road Landfill Project, Series 2002, 5.750%, 10/01/21	No Opt. Call	Ba2	1,663,965
	Health Care – 17.0% (12.0% of Total Investments)
25	Camden County Improvement Authority, New Jersey, Healthcare Revenue Bonds, Cooper Health System, Series 2005B, 5.250%, 2/15/27	2/15 at 100.00	BBB	26,059
620	Camden County Improvement Authority, New Jersey, Revenue Bonds, Cooper Health System, Series 2004A, 5.750%, 2/15/34	8/14 at 100.00	BBB	650,541
690	Camden County Improvement Authority, New Jersey, Revenue Bonds, Cooper Health System, Series 2005A, 5.000%, 2/15/25	2/15 at 100.00	BBB	716,965
1,375	New Jersey Health Care Facilities Finance Authority, Revenue Bonds, AHS Hospital Corporation, Series 2008A, 5.000%, 7/01/27	7/18 at 100.00	A1	1,496,454
695	New Jersey Health Care Facilities Financing Authority, Hospital Revenue Bonds, Virtua Health, Tender Option Bond Trust 3018, 19.102%, 7/01/38 – AGC Insured (IF) (4)	7/19 at 100.00	AA–	1,008,306
	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Refunding Series 2011:
1,150	6.000%, 7/01/26	7/21 at 100.00	BB+	1,342,464
1,000	6.250%, 7/01/35	7/21 at 100.00	BB+	1,176,380
300	New Jersey Health Care Facilities Financing Authority, Revenue and Refunding Bonds, Barnabas Health, Series 2012A, 5.000%, 7/01/24	No Opt. Call	BBB+	352,245
1,615	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Atlanticare Regional Medical Center, Series 2007, 5.000%, 7/01/37	7/17 at 100.00	A+	1,703,341
240	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Children’s Specialized Hospital, Series 2005A, 5.500%, 7/01/36	7/15 at 100.00	BBB	246,115
700	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical Center, Series 2006B, 5.000%, 7/01/36	7/16 at 100.00	A	721,553
375	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical Center, Series 2006, 5.125%, 7/01/35	7/16 at 100.00	A	389,400
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Kennedy Health System Obligated Group Issue, Refunding Series 2012:
1,800	3.750%, 7/01/27	No Opt. Call	A3	1,869,300
300	5.000%, 7/01/31	7/22 at 100.00	A3	337,401
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health System Obligated Group, Refunding Series 2011:
220	5.000%, 7/01/26	7/22 at 100.00	A	254,751
2,500	5.000%, 7/01/27	7/22 at 100.00	A	2,877,575
400	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health System Obligated Group, Refunding Series 2013A, 5.000%, 7/01/32 (WI/DD, Settling 5/08/13)	7/23 at 100.00	A	458,136
2,125	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health, Series 2007-I, 5.000%, 7/01/38 – AGC Insured	7/18 at 100.00	AA–	2,293,725

Nuveen Investments	43

Nuveen New Jersey Premium Income Municipal Fund, Inc. (continued)
NNJ	Portfolio of Investments
April 30, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$465	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Palisades Medical Center of New York Presbyterian Healthcare System, Series 2002, 6.625%, 7/01/31	7/13 at 100.00	BB+	$465,846
1,165	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Health Care Corporation, Series 2005B, 5.000%, 7/01/35 – RAAI Insured	7/15 at 100.00	N/R	1,189,768
1,790	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Refunding Series 2011A, 5.625%, 7/01/37	7/21 at 100.00	BBB+	2,023,523
1,160	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Series 2006A, 5.000%, 7/01/29	1/17 at 100.00	BBB+	1,219,172
1,500	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Series 2008, 6.625%, 7/01/38	7/18 at 100.00	BBB–	1,732,470
1,675	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Shore Memorial Health System, Series 2003, 5.000%, 7/01/23 – RAAI Insured	7/13 at 100.00	N/R	1,677,211
2,010	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Somerset Medical Center, Series 2003, 5.500%, 7/01/33	7/13 at 100.00	Ba2	2,016,291
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, South Jersey Hospital System, Refunding Series 2006:
1,250	5.000%, 7/01/36	7/16 at 100.00	A2	1,299,438
1,155	5.000%, 7/01/46	7/16 at 100.00	A2	1,197,527
2,650	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Adjustable Rate Industrial Revenue Bonds, American Home Products Corporation, Series 1983A, 5.100%, 12/01/18	6/13 at 100.00	A1	2,692,612
30,950	Total Health Care			33,434,569
	Housing/Multifamily – 3.3% (2.3% of Total Investments)
325	Essex County Improvement Authority, New Jersey, FNMA Enhanced Multifamily Revenue Bonds, Mount Carmel Towers, Series 2002, 4.750%, 11/01/22 (Alternative Minimum Tax)	5/13 at 100.00	Aa1	325,468
	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A:
1,100	5.750%, 6/01/31	6/20 at 100.00	Baa3	1,259,665
550	5.875%, 6/01/42	6/20 at 100.00	Baa3	626,522
	New Jersey Housing and Mortgage Finance Agency, Multifamily Housing Revenue Bonds, Series 2013-2:
2,125	4.350%, 11/01/33 (Alternative Minimum Tax)	11/22 at 100.00	AA–	2,181,610
1,065	4.600%, 11/01/38 (Alternative Minimum Tax)	11/22 at 100.00	AA–	1,077,684
1,065	4.750%, 11/01/46 (Alternative Minimum Tax)	11/22 at 100.00	AA–	1,075,501
6,230	Total Housing/Multifamily			6,546,450
	Housing/Single Family – 2.5% (1.8% of Total Investments)
4,000	New Jersey Housing and Mortgage Finance Agency, Single Family Home Mortgage Revenue Bonds, Series 2011A, 4.650%, 10/01/29	4/21 at 100.00	Aa1	4,426,400
520	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds, Series 2007T, 4.700%, 10/01/37 (Alternative Minimum Tax)	4/17 at 100.00	AA	536,068
4,520	Total Housing/Single Family			4,962,468
	Long-Term Care – 1.4% (1.0% of Total Investments)
970	Burlington County Bridge Commission, New Jersey, Economic Development Revenue Bonds, The Evergreens Project, Series 2007, 5.625%, 1/01/38	1/18 at 100.00	N/R	1,009,217
750	New Jersey Economic Development Authority, First Mortgage Revenue Bonds, Winchester Gardens at Wards Homestead, Series 2004A, 5.800%, 11/01/31	11/14 at 100.00	BBB–	766,523
1,000	New Jersey Economic Development Authority, Revenue Bonds, Masonic Charity Foundation of New Jersey, Series 2001, 5.500%, 6/01/21	6/13 at 100.00	A–	1,001,920
2,720	Total Long-Term Care			2,777,660

44	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General – 5.9% (4.1% of Total Investments)
$2,250	Freehold Regional High School District, Monmouth County, New Jersey, General Obligation Bonds, Refunding Series 2001, 5.000%, 3/01/17 – FGIC Insured	No Opt. Call	AA	$2,609,573
2,500	Jersey City, New Jersey, General Obligation Bonds, Series 2006A, 5.000%, 9/01/22 – AMBAC Insured	9/16 at 100.00	A2	2,798,975
555	Middletown Township Board of Education, Monmouth County, New Jersey, Refunding Series 2010, 5.000%, 8/01/27	8/20 at 100.00	AA	655,572
1,475	Union County Utilities Authority, New Jersey, Resource Recovery Facility Lease Revenue Refunding Bonds, Covanta Union Inc. Lessee, Series 2011B, 5.250%, 12/01/31 (Alternative Minimum Tax)	12/21 at 100.00	AA+	1,650,451
1,485	Washington Township Board of Education, Mercer County, New Jersey, General Obligation Bonds, Series 2005, 5.250%, 1/01/27 – AGM Insured	No Opt. Call	Aa3	1,938,237
1,780	West Deptford Township, New Jersey, General Obligation Bonds, Series 2004, 4.750%, 9/01/17 – AMBAC Insured	9/14 at 100.00	A–	1,880,392
10,045	Total Tax Obligation/General			11,533,200
	Tax Obligation/Limited – 37.5% (26.4% of Total Investments)
1,000	Bergen County Improvement Authority, New Jersey, Guaranteed Lease Revenue Bonds, County Administration Complex Project, Series 2005, 5.000%, 11/15/26	No Opt. Call	Aaa	1,325,150
5,385	Essex County Improvement Authority, New Jersey, Lease Revenue Bonds, Series 2003, 5.125%, 12/15/19 – AGM Insured	12/13 at 100.00	Aa2	5,543,156
1,155	Essex County Improvement Authority, New Jersey, Project Consolidation Revenue Bonds, Series 2007, 5.250%, 12/15/22 – AMBAC Insured	No Opt. Call	Aa2	1,489,245
3,000	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Series 2003B, 0.000%, 11/01/25 – AGM Insured	No Opt. Call	AAA	2,121,630
1,000	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Series 2005A, 5.750%, 11/01/28 – AGM Insured	No Opt. Call	AAA	1,353,530
1,225	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Series 2005C, 5.125%, 11/01/18 – AGM Insured	No Opt. Call	AAA	1,498,432
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
1,835	5.250%, 1/01/36	1/22 at 100.00	A	2,073,990
1,185	5.125%, 1/01/42	1/22 at 100.00	A	1,324,581
640	Hudson County Improvement Authority, New Jersey, County Secured Lease Revenue Bonds, Hudson County Plaza Refunding Project, Series 2013, 3.250%, 4/01/35	4/22 at 100.00	Aa3	629,030
3,450	New Jersey Building Authority, State Building Revenue Bonds, Series 2007A, 5.000%, 6/15/25	6/16 at 100.00	A+	3,857,135
	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012:
1,050	5.000%, 6/15/19	No Opt. Call	BBB+	1,235,693
1,100	5.000%, 6/15/26	6/22 at 100.00	BBB+	1,262,272
3,200	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A, 5.250%, 7/01/15 – NPFG Insured	7/14 at 100.00	A	3,385,344
	New Jersey Economic Development Authority, Revenue Bonds, Newark Downtown District Management Corporation Project, Series 2007:
120	5.125%, 6/15/27	6/17 at 100.00	Baa3	127,567
205	5.125%, 6/15/37	6/17 at 100.00	Baa3	214,395
3,600	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2013NN, 5.000%, 3/01/22	No Opt. Call	A+	4,445,676
	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Series 2007U:
1,155	5.000%, 9/01/37 – AMBAC Insured	9/17 at 100.00	A+	1,260,890
2,310	5.000%, 9/01/37	9/17 at 100.00	A+	2,521,781
505	New Jersey Health Care Facilities Financing Authority, State Contract Bonds, Hospital Asset Transformation Program, Series 2008A, 5.250%, 10/01/38	10/18 at 100.00	A+	552,308

Nuveen Investments	45

Nuveen New Jersey Premium Income Municipal Fund, Inc. (continued)
NNJ	Portfolio of Investments
April 30, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$1,500	New Jersey Sports and Exposition Authority, Convention Center Luxury Tax Bonds, Series 2004, 5.500%, 3/01/22 – NPFG Insured	No Opt. Call	Baa2	$1,835,490
	New Jersey Transportation Trust Fund Authority, Federal Highway Aid Grant Anticipation Bonds, Series 2006:
400	5.000%, 6/15/17 – FGIC Insured	6/16 at 100.00	A1	452,080
715	5.000%, 6/15/18 – FGIC Insured	6/16 at 100.00	A1	805,490
12,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A, 0.000%, 12/15/30	No Opt. Call	A+	5,802,959
1,700	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006A, 5.500%, 12/15/22	No Opt. Call	A+	2,173,909
2,600	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2004B, 5.500%, 12/15/16 – NPFG Insured	No Opt. Call	A+	3,037,736
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C:
6,000	0.000%, 12/15/32 – AGM Insured	No Opt. Call	AA–	2,546,580
12,000	0.000%, 12/15/33 – AGM Insured	No Opt. Call	AA–	4,836,239
4,000	0.000%, 12/15/34 – AGM Insured	No Opt. Call	AA–	1,532,840
4,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2007A, 5.000%, 12/15/26 – AMBAC Insured	12/17 at 100.00	A+	4,626,960
800	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D, 5.000%, 12/15/24	No Opt. Call	A+	997,656
1,130	Passaic County Improvement Authority, New Jersey, Lease Revenue Bonds, Preakness Healthcare Center Expansion Project, Series 2012, 3.500%, 5/01/35	5/22 at 100.00	Aa3	1,133,910
780	Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Revenue Bonds, Series 2006A, 4.500%, 7/01/36 – CIFG Insured	7/16 at 100.00	BBB+	696,774
3,750	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2011A-1, 5.000%, 8/01/43	8/21 at 100.00	A+	3,837,563
1,125	Union County Improvement Authority, New Jersey, Lease Revenue Refunding Bonds, City of Plainfield – Park Madison Redevelopment Project, Tender Option Trust 1145, 17.604%, 3/01/34 (IF) (4)	No Opt. Call	AA+	2,220,041
1,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2010B, 5.250%, 10/01/29	10/20 at 100.00	Baa2	1,101,440
86,620	Total Tax Obligation/Limited			73,859,472
	Transportation – 24.3% (17.1% of Total Investments)
3,000	Casino Reinvestment Development Authority, New Jersey, Parking Revenue Bonds, Series 2005A, 5.250%, 6/01/20 – NPFG Insured	6/15 at 100.00	A–	3,187,560
2,500	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2005, 5.000%, 1/01/27 – NPFG Insured	1/15 at 100.00	A1	2,649,025
1,600	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2012A, 5.000%, 1/01/42	1/23 at 100.00	A1	1,850,080
1,105	Delaware River Joint Toll Bridge Commission, Pennsylvania, Revenue Bonds, Refunding Series 2012A, 5.000%, 7/01/25	7/22 at 100.00	A2	1,327,580
500	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40	1/20 at 100.00	A–	558,900
1,095	Delaware River Port Authority, Pennsylvania and New Jersey, Revenue Refunding Bonds, Port District Project, Series 2012, 5.000%, 1/01/25	No Opt. Call	BBB–	1,268,130
350	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999, 5.125%, 9/15/23 (Alternative Minimum Tax)	9/13 at 100.00	B	368,848
675	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999, 5.250%, 9/15/29 (Alternative Minimum Tax)	8/22 at 101.00	B	711,234

46	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$3,000	New Jersey Transit Corporation, Certificates of Participation, Federal Transit Administration Grants, Series 2002A, 5.500%, 9/15/14 – AMBAC Insured	No Opt. Call	A1	$3,203,730
1,875	New Jersey Transit Corporation, Certificates of Participation, Federal Transit Administration Grants, Series 2005A, 5.000%, 9/15/18 – FGIC Insured	9/15 at 100.00	A2	2,046,338
	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
225	6.500%, 1/01/16 – AMBAC Insured	No Opt. Call	A3	259,191
370	6.500%, 1/01/16 – NPFG Insured	No Opt. Call	A+	426,225
2,500	New Jersey Turnpike Authority, Revenue Bonds, Series 2009I, 5.000%, 1/01/35	1/20 at 100.00	A+	2,792,900
2,380	New Jersey Turnpike Authority, Revenue Bonds, Series 2012B, 5.000%, 1/01/28	1/23 at 100.00	A+	2,799,808
1,250	New Jersey Turnpike Authority, Revenue Bonds, Tender Option Bond Trust 1154, 17.041%, 1/01/43 (IF) (4)	7/22 at 100.00	A+	1,826,163
240	Passaic County Improvement Authority, New Jersey, County Guaranteed Parking Revenue Bonds, 200 Hospital Plaza Project, Series 2010, 5.000%, 5/01/42	5/20 at 100.00	Aa3	269,230
2,750	Passaic County Improvement Authority, New Jersey, Revenue Bonds, Paterson Parking Deck Facility, Series 2005, 5.000%, 4/15/35 – AGM Insured	4/15 at 100.00	A2	2,921,188
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fortieth Series 2005:
4,000	5.000%, 12/01/28 – SYNCORA GTY Insured	6/15 at 101.00	AA–	4,361,520
3,000	5.000%, 12/01/34	6/15 at 101.00	AA–	3,242,100
585	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Forty Eighth Series 2008, Trust 2920, 17.512%, 8/15/32 – AGM Insured (IF)	8/17 at 100.00	AA–	904,574
1,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Thirty-Fourth Series 2004, 5.000%, 7/15/34	1/14 at 101.00	AA–	1,037,930
8,000	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997, 5.750%, 12/01/22 – NPFG Insured (Alternative Minimum Tax)	6/13 at 100.00	BBB–	8,030,957
790	South Jersey Transportation Authority, New Jersey, Transportation System Revenue Bonds, Series 2012., 5.000%, 11/01/22	No Opt. Call	A–	965,467
850	Trenton Parking Authority, Mercer County, New Jersey, Guaranteed Parking System Revenue Bonds, Series 2003, 5.000%, 10/01/24 – FGIC Insured	10/13 at 100.00	AA	863,362
43,640	Total Transportation			47,872,040
	U.S. Guaranteed – 22.3% (15.7% of Total Investments) (5)
2,075	Egg Harbor Township School District, Atlantic County, New Jersey, General Obligation Bonds, Series 2005, 5.000%, 4/01/27 (Pre-refunded 4/01/15) – NPFG Insured	4/15 at 100.00	N/R (5)	2,261,522
	Hudson County Improvement Authority, New Jersey, County Secured Lease Revenue Bonds, County Services Building Project, Series 2005:
1,185	5.000%, 4/01/25 (Pre-refunded 4/01/15) – AMBAC Insured	4/15 at 100.00	AA– (5)	1,291,034
2,755	5.000%, 4/01/35 (Pre-refunded 4/01/15) – AMBAC Insured	4/15 at 100.00	AA– (5)	3,001,517
	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004:
500	5.750%, 6/15/29 (Pre-refunded 6/15/14)	6/14 at 100.00	Aaa	530,505
1,600	5.500%, 6/15/31 (Pre-refunded 6/15/14)	6/14 at 100.00	Aaa	1,693,136
2,540	5.750%, 6/15/34 (Pre-refunded 6/15/14)	6/14 at 100.00	Aaa	2,694,965
1,660	New Jersey Economic Development Authority, Revenue Bonds, Yeshiva Ktana of Passaic, Series 1993, 8.000%, 9/15/18 (ETM)	No Opt. Call	N/R (5)	2,001,080
595	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Series 2005B, 5.000%, 7/01/30 (Pre-refunded 7/01/16) – NPFG Insured	7/16 at 100.00	A– (5)	677,770
1,145	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2004L, 5.125%, 7/01/19 (Pre-refunded 7/01/14) – NPFG Insured	7/14 at 100.00	N/R (5)	1,209,235

Nuveen Investments	47

Nuveen New Jersey Premium Income Municipal Fund, Inc. (continued)
NNJ	Portfolio of Investments
April 30, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
	New Jersey Educational Facilities Authority, Revenue Bonds, New Jersey Institute of Technology, Series 2004B:
$1,375	5.000%, 7/01/18 (Pre-refunded 1/01/14) – AMBAC Insured	1/14 at 100.00	A+ (5)	$1,418,423
725	5.000%, 7/01/19 (Pre-refunded 1/01/14) – AMBAC Insured	1/14 at 100.00	A+ (5)	747,896
1,530	4.750%, 7/01/20 (Pre-refunded 1/01/14) – AMBAC Insured	1/14 at 100.00	A+ (5)	1,575,762
300	New Jersey Educational Facilities Authority, Revenue Bonds, Rider University, Series 2004A, 5.500%, 7/01/23 (Pre-refunded 7/01/14) – RAAI Insured	7/14 at 100.00	BBB+ (5)	318,141
400	New Jersey Educational Facilities Authority, Revenue Bonds, Rowan University, Series 2004C, 5.000%, 7/01/20 (Pre-refunded 7/01/14) – NPFG Insured	7/14 at 100.00	A+ (5)	421,856
2,720	New Jersey Health Care Facilities Financing Authority, Lease Revenue Bonds, Department of Human Services – Greystone Park Psychiatric Hospital, Series 2003, 5.000%, 9/15/25 (Pre-refunded 9/15/13)	9/13 at 100.00	A+ (5)	2,768,144
	New Jersey Health Care Facilities Financing Authority, Lease Revenue Bonds, Department of Human Services – Greystone Park Psychiatric Hospital, Series 2005:
2,615	5.000%, 9/15/24 (Pre-refunded 9/15/15) – AMBAC Insured	9/15 at 100.00	A+ (5)	2,896,949
3,000	5.000%, 9/15/28 (Pre-refunded 9/15/15) – AMBAC Insured	9/15 at 100.00	A+ (5)	3,323,460
1,270	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, St. Clare’s Hospital, Series 2004A, 5.250%, 7/01/20 – RAAI Insured (ETM)	No Opt. Call	N/R (5)	1,597,482
2,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2005B, 5.250%, 12/15/18 (Pre-refunded 12/15/15) – FGIC Insured	12/15 at 100.00	A+ (5)	2,254,640
1,110	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2005D, 5.000%, 6/15/19 (Pre-refunded 6/15/15) – AGM Insured	6/15 at 100.00	AA- (5)	1,217,626
	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
125	6.500%, 1/01/16 – AMBAC Insured (ETM)	No Opt. Call	A3 (5)	144,626
195	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	A (5)	226,352
470	6.500%, 1/01/16 (ETM)	No Opt. Call	AA+ (5)	545,980
195	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	A+ (5)	226,524
120	6.500%, 1/01/16 – AMBAC Insured (ETM)	No Opt. Call	A3 (5)	139,399
4,105	6.500%, 1/01/16 (ETM)	No Opt. Call	AA+ (5)	4,422,193
1,100	6.500%, 1/01/16 – AMBAC Insured (ETM)	No Opt. Call	A3 (5)	1,184,997
750	Newark Housing Authority, New Jersey, Port Authority Terminal Revenue Bonds, Series 2004, 5.250%, 1/01/21 (Pre-refunded 1/01/14) – NPFG Insured	1/14 at 100.00	N/R (5)	774,885
2,125	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005RR, 5.000%, 7/01/35 (Pre-refunded 7/01/15) – FGIC Insured	7/15 at 100.00	AA+ (5)	2,340,071
40,285	Total U.S. Guaranteed			43,906,170
	Utilities – 0.1% (0.1% of Total Investments)
245	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	271,982
	Water and Sewer – 7.2% (5.1% of Total Investments)
250	Jersey City Sewer Authority, Hudson County, New Jersey, Sewer Revenue Refunding Bonds, Series 1993, 6.250%, 1/01/14 – AMBAC Insured	No Opt. Call	N/R	257,938
4,330	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, Middlesex Water Company, Series 2012C, 4.250%, 10/01/47 (Alternative Minimum Tax)	10/22 at 100.00	A	4,389,105
1,250	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, New Jersey-American Water Company Inc. Project, Refunding Series 2010B, 5.600%, 11/01/34 (Alternative Minimum Tax)	5/20 at 100.00	A	1,422,175
420	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, New Jersey-American Water Company Inc. Project, Refunding Series 2010D, 4.875%, 11/01/29 (Alternative Minimum Tax)	11/20 at 100.00	A	458,976
1,780	New Jersey Environmental Infrastructure Trust, Environmental Infrastructure Bonds, Tender Option Bond Trust 4729, 7.318%, 9/01/21 (IF) (4)	No Opt. Call	AAA	2,472,527
1,650	New Jersey Water Supply Authority, Water Supply Authority Bonds, Manasquan Reservoir, Series 2005, 5.000%, 8/01/31 – NPFG Insured	8/15 at 100.00	AA	1,767,464

48	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
	North Hudson Sewerage Authority, New Jersey, Gross Revenue Senior Lien Lease Certificates, Series 2012A:
$1,000	5.000%, 6/01/27 – NPFG Insured	6/22 at 100.00	A	$1,166,370
1,100	5.000%, 6/01/42 – NPFG Insured	6/22 at 100.00	A	1,240,679
995	Wanaque Valley Regional Sewer Authority, Passaic County, New Jersey, Sewer Revenue Refunding Bonds, Series 1993B, 5.750%, 9/01/18 – AMBAC Insured	No Opt. Call	A1	1,091,286
12,775	Total Water and Sewer			14,266,520
$276,915	Total Investments (cost $256,907,646) – 141.9%			279,613,784
	Variable Rate Demand Preferred Shares, at Liquidation Value – (45.0)% (6)			(88,600,000)
	Other Assets Less Liabilities – 3.1%			5,975,392
	Net Assets Applicable to Common Shares – 100%			$196,989,176

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 31.7%.
N/R	Not rated.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

Nuveen Investments	49

Nuveen New Jersey Dividend Advantage Municipal Fund
NXJ	Portfolio of Investments
April 30, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Discretionary – 0.3% (0.2% of Total Investments)
	Middlesex County Improvement Authority, New Jersey, Senior Revenue Bonds, Heldrich Center Hotel/Conference Center Project, Series 2005A:
$260	5.000%, 1/01/32	1/15 at 100.00	Caa1	$158,691
230	5.125%, 1/01/37	1/15 at 100.00	Caa1	140,484
490	Total Consumer Discretionary			299,175
	Consumer Staples – 5.8% (4.1% of Total Investments)
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
895	4.500%, 6/01/23	6/17 at 100.00	B1	895,627
4,525	4.750%, 6/01/34	6/17 at 100.00	B2	3,986,026
1,385	5.000%, 6/01/41	6/17 at 100.00	B2	1,237,511
6,805	Total Consumer Staples			6,119,164
	Education and Civic Organizations – 8.4% (6.0% of Total Investments)
250	New Jersey Educational Facilities Authority, Revenue Bonds, Fairleigh Dickinson University, Series 2004C, 5.500%, 7/01/23	7/14 at 100.00	BBB	256,973
	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Series 2007D:
1,115	5.000%, 7/01/32 – FGIC Insured	7/17 at 100.00	A2	1,240,828
735	5.000%, 7/01/39 – FGIC Insured	7/17 at 100.00	A2	803,855
60	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2004L, 5.125%, 7/01/21 – NPFG Insured	7/14 at 100.00	AA–	62,780
970	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2006A, 5.000%, 7/01/36 – AMBAC Insured	7/16 at 100.00	AA–	1,061,102
665	New Jersey Educational Facilities Authority, Revenue Bonds, Princeton University, Tender Option Bond Trust 3922, 13.571%, 7/01/19 (IF)	No Opt. Call	AAA	1,032,073
300	New Jersey Educational Facilities Authority, Revenue Bonds, Ramapo College, Series 2012B, 5.000%, 7/01/42	7/22 at 100.00	A	341,199
	New Jersey Educational Facilities Authority, Revenue Bonds, Rider University, Series 2012A:
260	5.000%, 7/01/32	7/21 at 100.00	BBB+	287,589
170	5.000%, 7/01/37	7/21 at 100.00	BBB+	186,140
	New Jersey Educational Facilities Authority, Revenue Refunding Bonds, University of Medicine and Dentistry of New Jersey, Series 2009B:
25	6.500%, 12/01/19	6/19 at 100.00	A–	30,811
100	6.500%, 12/01/20	6/19 at 100.00	A–	122,539
5	7.125%, 12/01/23	6/19 at 100.00	A–	6,411
265	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2010-1A, 5.000%, 12/01/25	12/19 at 100.00	AA	294,585
135	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2010-2, 5.000%, 12/01/30	12/20 at 100.00	Aa3	149,857
350	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2011-1, 5.750%, 12/01/27 (Alternative Minimum Tax)	12/21 at 100.00	Aa3	401,986
1,185	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2012-1A, 4.250%, 12/01/25 (Alternative Minimum Tax)	12/22 at 100.00	AA	1,252,687
300	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender Option Bond Trust PA-4643, 19.910%, 6/01/30 (IF) (4)	6/19 at 100.00	AA	453,720
250	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Bonds, Ana G. Mendez University System Project, Refunding Series 2012, 5.125%, 4/01/32	4/22 at 100.00	BBB–	252,575

50	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$75	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Bonds, Inter-American University of Puerto Rico Project, Refunding Series 2012, 5.000%, 10/01/31	10/22 at 100.00	A–	$80,077
500	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Refunding Bonds, Ana G. Mendez University System, Series 2002, 5.500%, 12/01/31	12/13 at 100.00	BBB–	501,545
20	University of Medicine and Dentistry of New Jersey, Certificates of Participation, Child Health Institute, LLC, Series 2003, 4.125%, 4/15/16 – AMBAC Insured	No Opt. Call	BBB+	20,043
	University of Medicine and Dentistry of New Jersey, Certificates of Participation, University Housing Associates, LLC, Series 2004:
20	5.250%, 6/15/21 – NPFG Insured	No Opt. Call	BBB+	20,615
45	5.000%, 6/15/36 – NPFG Insured	6/14 at 100.00	BBB+	45,739
7,800	Total Education and Civic Organizations			8,905,729
	Financials – 1.8% (1.3% of Total Investments)
850	New Jersey Economic Development Authority, Economic Development Revenue Bonds, Glimcher Properties LP, Series 1998, 6.000%, 11/01/28 (Alternative Minimum Tax)	5/13 at 100.00	N/R	849,915
250	New Jersey Economic Development Authority, Industrial Development Revenue Refunding Bonds, Newark Airport Marriott Hotel, Series 1996, 7.000%, 10/01/14	10/13 at 100.00	Baa3	251,243
750	New Jersey Economic Development Authority, Revenue Refunding Bonds, Kapkowski Road Landfill Project, Series 2002, 5.750%, 10/01/21	No Opt. Call	Ba2	831,983
1,850	Total Financials			1,933,141
	Health Care – 15.9% (11.3% of Total Investments)
310	Camden County Improvement Authority, New Jersey, Revenue Bonds, Cooper Health System, Series 2004A, 5.750%, 2/15/34	8/14 at 100.00	BBB	325,271
710	New Jersey Health Care Facilities Finance Authority, Revenue Bonds, AHS Hospital Corporation, Series 2008A, 5.000%, 7/01/27	7/18 at 100.00	A1	772,714
370	New Jersey Health Care Facilities Financing Authority, Hospital Revenue Bonds, Virtua Health, Tender Option Bond Trust 3018, 19.102%, 7/01/38 – AGC Insured (IF) (4)	7/19 at 100.00	AA–	536,796
850	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Refunding Series 2011, 6.000%, 7/01/26	7/21 at 100.00	BB+	992,256
180	New Jersey Health Care Facilities Financing Authority, Revenue and Refunding Bonds, Barnabas Health, Series 2012A, 5.000%, 7/01/24	No Opt. Call	BBB+	211,347
865	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Atlanticare Regional Medical Center, Series 2007, 5.000%, 7/01/37	7/17 at 100.00	A+	912,316
1,500	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, CentraState Medical Center, Series 2006A, 5.000%, 7/01/30 – AGC Insured	7/17 at 100.00	A3	1,600,005
130	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Children’s Specialized Hospital, Series 2005A, 5.500%, 7/01/36	7/15 at 100.00	BBB	133,312
440	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical Center, Series 2006B, 5.000%, 7/01/36	7/16 at 100.00	A	453,548
180	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical Center, Series 2006, 5.125%, 7/01/35	7/16 at 100.00	A	186,912
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Kennedy Health System Obligated Group Issue, Refunding Series 2012:
1,040	3.750%, 7/01/27	No Opt. Call	A3	1,080,040
500	5.000%, 7/01/31	7/22 at 100.00	A3	562,335
240	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health System Obligated Group, Refunding Series 2013A, 5.000%, 7/01/32 (WI/DD, Settling 5/08/13)	7/23 at 100.00	A	274,882
1,255	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health, Series 2007-I, 5.000%, 7/01/38 – AGC Insured	7/18 at 100.00	AA–	1,354,647

Nuveen Investments	51

Nuveen New Jersey Dividend Advantage Municipal Fund (continued)
NXJ	Portfolio of Investments
April 30, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$125	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Health Care Corporation, Series 2005B, 5.000%, 7/01/25 – RAAI Insured	7/15 at 100.00	N/R	$128,786
1,555	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Refunding Series 2011A, 5.625%, 7/01/37	7/21 at 100.00	BBB+	1,757,865
445	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Series 2006A, 5.000%, 7/01/29	1/17 at 100.00	BBB+	467,699
700	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Series 2008, 6.625%, 7/01/38	7/18 at 100.00	BBB–	808,486
895	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Shore Memorial Health System, Series 2003, 5.000%, 7/01/23 – RAAI Insured	7/13 at 100.00	N/R	896,181
2,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Somerset Medical Center, Series 2003, 5.500%, 7/01/33	7/13 at 100.00	Ba2	2,006,260
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, South Jersey Hospital System, Refunding Series 2006:
665	5.000%, 7/01/36	7/16 at 100.00	A2	691,301
615	5.000%, 7/01/46	7/16 at 100.00	A2	637,644
15,570	Total Health Care			16,790,603
	Housing/Multifamily – 0.9% (0.6% of Total Investments)
	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A:
560	5.750%, 6/01/31	6/20 at 100.00	Baa3	641,284
300	5.875%, 6/01/42	6/20 at 100.00	Baa3	341,739
860	Total Housing/Multifamily			983,023
	Housing/Single Family – 5.2% (3.7% of Total Investments)
5,000	New Jersey Housing and Mortgage Finance Agency, Single Family Home Mortgage Revenue Bonds, Series 2011A, 4.650%, 10/01/29	4/21 at 100.00	Aa1	5,532,999
	Industrials – 0.7% (0.5% of Total Investments)
670	Gloucester County Improvement Authority, New Jersey, Solid Waste Resource Recovery Revenue Refunding Bonds, Waste Management Inc. Project, Series 1999, 2.125%, 12/01/29 (Mandatory put 12/01/17)	No Opt. Call	BBB	695,138
	Long-Term Care – 2.5% (1.8% of Total Investments)
520	Burlington County Bridge Commission, New Jersey, Economic Development Revenue Bonds, The Evergreens Project, Series 2007, 5.625%, 1/01/38	1/18 at 100.00	N/R	541,024
250	New Jersey Economic Development Authority, First Mortgage Revenue Bonds, Winchester Gardens at Wards Homestead, Series 2004A, 5.800%, 11/01/31	11/14 at 100.00	BBB–	255,508
	New Jersey Economic Development Authority, Revenue Bonds, Masonic Charity Foundation of New Jersey, Series 2001:
1,000	6.000%, 6/01/25	6/13 at 100.00	A–	1,002,060
335	5.500%, 6/01/31	6/13 at 100.00	A–	335,573
500	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New Jersey Obligated Group, Series 1998, 5.125%, 7/01/25	7/13 at 100.00	BB+	500,190
2,605	Total Long-Term Care			2,634,355
	Tax Obligation/General – 3.6% (2.6% of Total Investments)
1,000	Jersey City, New Jersey, General Obligation Bonds, Series 2006A, 5.000%, 9/01/22 – AMBAC Insured	9/16 at 100.00	A2	1,119,590
1,100	Linden, New Jersey, General Obligation Bonds, Refunding Series 2011, 4.000%, 5/01/23	5/21 at 100.00	AA–	1,231,021

52	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$300	Middletown Township Board of Education, Monmouth County, New Jersey, Refunding Series 2010, 5.000%, 8/01/27	8/20 at 100.00	AA	$354,363
250	Newark Housing Authority, New Jersey, City-Secured Police Facility Revenue Bonds, South Ward Police Facility, Series 2009A, 6.750%, 12/01/38 – AGC Insured	12/19 at 100.00	A3	311,393
740	Union County Utilities Authority, New Jersey, Resource Recovery Facility Lease Revenue Refunding Bonds, Covanta Union Inc. Lessee, Series 2011B, 5.250%, 12/01/31 (Alternative Minimum Tax)	12/21 at 100.00	AA+	828,023
3,390	Total Tax Obligation/General			3,844,390
	Tax Obligation/Limited – 36.3% (25.8% of Total Investments)
600	Bergen County Improvement Authority, New Jersey, Guaranteed Lease Revenue Bonds, County Administration Complex Project, Series 2005, 5.000%, 11/15/26	No Opt. Call	Aaa	795,090
1,745	Burlington County Bridge Commission, New Jersey, Guaranteed Pooled Loan Bonds, Series 2003, 5.000%, 12/01/18 – NPFG Insured	12/13 at 100.00	AA	1,793,057
1,000	Camden County Improvement Authority, New Jersey, County Guaranteed Lease Revenue Bonds, Series 2005A, 5.000%, 9/01/16 – AGM Insured	9/15 at 100.00	Aa2	1,103,920
1,100	Casino Reinvestment Development Authority, New Jersey, Hotel Room Fee Revenue Bonds, Series 2004, 5.250%, 1/01/16 – AMBAC Insured	1/15 at 102.00	A–	1,186,988
620	Essex County Improvement Authority, New Jersey, Project Consolidation Revenue Bonds, Series 2007, 5.250%, 12/15/22 – AMBAC Insured	No Opt. Call	Aa2	799,422
3,000	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Refunding Series 2012A, 5.000%, 11/01/20	No Opt. Call	AAA	3,779,129
500	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Series 2005A, 5.750%, 11/01/28 – AGM Insured	No Opt. Call	AAA	676,765
815	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Series 2005C, 5.125%, 11/01/18 – AGM Insured	No Opt. Call	AAA	996,916
1,785	New Jersey Building Authority, State Building Revenue Bonds, Series 2007A, 5.000%, 6/15/27	6/16 at 100.00	A+	1,971,300
	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012:
600	5.000%, 6/15/19	No Opt. Call	BBB+	706,110
360	5.000%, 6/15/21	No Opt. Call	BBB+	430,250
600	5.000%, 6/15/26	6/22 at 100.00	BBB+	688,512
1,200	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A, 5.250%, 7/01/15 – NPFG Insured	7/14 at 100.00	A	1,269,504
	New Jersey Economic Development Authority, Revenue Bonds, Newark Downtown District Management Corporation Project, Series 2007:
65	5.125%, 6/15/27	6/17 at 100.00	Baa3	69,099
115	5.125%, 6/15/37	6/17 at 100.00	Baa3	120,270
1,650	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2013NN, 5.000%, 3/01/28	3/23 at 100.00	A+	1,939,212
	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Series 2007U:
615	5.000%, 9/01/37 – AMBAC Insured	9/17 at 100.00	A+	671,383
1,235	5.000%, 9/01/37	9/17 at 100.00	A+	1,348,225
470	New Jersey Educational Facilities Authority, Revenue Bonds, Higher Education Capital Improvement Fund, Refunding Series 2005A, 5.000%, 9/01/15 – AGM Insured	No Opt. Call	AA–	517,606
250	New Jersey Health Care Facilities Financing Authority, State Contract Bonds, Hospital Asset Transformation Program, Series 2008A, 5.250%, 10/01/38	10/18 at 100.00	A+	273,420
	New Jersey Transportation Trust Fund Authority, Federal Highway Aid Grant Anticipation Bonds, Series 2006:
350	5.000%, 6/15/17 – FGIC Insured	6/16 at 100.00	A1	395,570
610	5.000%, 6/15/18 – FGIC Insured	6/16 at 100.00	A1	687,202

Nuveen Investments	53

Nuveen New Jersey Dividend Advantage Municipal Fund (continued)
NXJ	Portfolio of Investments
April 30, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$6,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A, 0.000%, 12/15/30	No Opt. Call	A+	$2,901,480
1,300	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006A, 5.500%, 12/15/22	No Opt. Call	A+	1,662,401
1,300	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2004B, 5.500%, 12/15/16 – NPFG Insured	No Opt. Call	A+	1,518,868
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C:
3,000	0.000%, 12/15/32 – AGM Insured	No Opt. Call	AA–	1,273,290
3,500	0.000%, 12/15/33 – AGM Insured	No Opt. Call	AA–	1,410,570
6,000	0.000%, 12/15/34 – AGM Insured	No Opt. Call	AA–	2,299,260
1,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2007A, 5.000%, 12/15/26 – AMBAC Insured	12/17 at 100.00	A+	1,156,740
800	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D, 5.000%, 12/15/24	No Opt. Call	A+	997,656
915	Passaic County Improvement Authority, New Jersey, Lease Revenue Bonds, Preakness Healthcare Center Expansion Project, Series 2012, 3.500%, 5/01/35	5/22 at 100.00	Aa3	918,166
405	Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Revenue Bonds, Series 2006A, 4.500%, 7/01/36 – CIFG Insured	7/16 at 100.00	BBB+	361,787
575	Union County Improvement Authority, New Jersey, Lease Revenue Refunding Bonds, City of Plainfield – Park Madison Redevelopment Project, Tender Option Trust 1145, 17.604%, 3/01/34 (IF) (4)	No Opt. Call	AA+	1,134,688
550	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2010B, 5.250%, 10/01/29	10/20 at 100.00	Baa2	605,792
44,630	Total Tax Obligation/Limited			38,459,648
	Transportation – 21.3% (15.1% of Total Investments)
	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2005:
1,000	5.000%, 1/01/25 – NPFG Insured	1/15 at 100.00	A1	1,069,240
1,000	5.000%, 1/01/26 – NPFG Insured	1/15 at 100.00	A1	1,060,290
500	5.000%, 1/01/27 – NPFG Insured	1/15 at 100.00	A1	529,805
350	Delaware River Joint Toll Bridge Commission, Pennsylvania, Revenue Bonds, Refunding Series 2012A, 4.000%, 7/01/27	7/22 at 100.00	A2	379,768
500	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40	1/20 at 100.00	A–	558,900
1,260	Delaware River Port Authority, Pennsylvania and New Jersey, Revenue Refunding Bonds, Port District Project, Series 2012, 5.000%, 1/01/27	No Opt. Call	BBB–	1,435,480
300	New Brunswick Parking Authority, Middlesex County, New Jersey, Guaranteed Parking Revenue Bonds, Refunding Series 2012, 5.000%, 9/01/31	9/22 at 100.00	A+	345,231
900	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2000, 7.000%, 11/15/30 (Alternative Minimum Tax)	5/13 at 100.00	B	903,402
1,000	New Jersey Transit Corporation, Certificates of Participation, Federal Transit Administration Grants, Series 2002A, 5.500%, 9/15/14 – AMBAC Insured	No Opt. Call	A1	1,067,910
1,000	New Jersey Transit Corporation, Certificates of Participation, Federal Transit Administration Grants, Series 2005A, 5.000%, 9/15/18 – FGIC Insured	9/15 at 100.00	A2	1,091,380
35	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C, 6.500%, 1/01/16 – NPFG Insured	No Opt. Call	A+	40,319
300	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A, 5.250%, 1/01/29 – AGM Insured	No Opt. Call	AA–	387,159
1,000	New Jersey Turnpike Authority, Revenue Bonds, Series 2009I, 5.000%, 1/01/35	1/20 at 100.00	A+	1,117,160
1,660	New Jersey Turnpike Authority, Revenue Bonds, Series 2012B, 5.000%, 1/01/28	1/23 at 100.00	A+	1,952,807
375	New Jersey Turnpike Authority, Revenue Bonds, Tender Option Bond Trust 1154, 17.041%, 1/01/43 (IF) (4)	7/22 at 100.00	A+	547,849

54	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$240	Passaic County Improvement Authority, New Jersey, County Guaranteed Parking Revenue Bonds, 200 Hospital Plaza Project, Series 2010, 5.000%, 5/01/42	5/20 at 100.00	Aa3	$269,230
1,500	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fortieth Series 2005, 5.000%, 12/01/34	6/15 at 101.00	AA–	1,621,050
310	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Forty Eighth Series 2008, Trust 2920, 17.512%, 8/15/32 – AGM Insured (IF)	8/17 at 100.00	AA–	479,347
1,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Seventh Series 2013, 4.000%, 1/15/43 (Alternative Minimum Tax)	1/23 at 100.00	AA–	1,011,600
500	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Thirty-Fourth Series 2004, 5.000%, 7/15/34	1/14 at 101.00	AA–	518,965
5,000	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997, 5.750%, 12/01/22 – NPFG Insured (Alternative Minimum Tax)	6/13 at 100.00	BBB–	5,019,349
950	South Jersey Transportation Authority, New Jersey, Transportation System Revenue Bonds, Series 2012., 5.000%, 11/01/22	No Opt. Call	A–	1,161,005
20,680	Total Transportation			22,567,246
	U.S. Guaranteed – 27.1% (19.3% of Total Investments) (5)
	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004:
600	5.750%, 6/15/29 (Pre-refunded 6/15/14)	6/14 at 100.00	Aaa	636,606
1,200	5.750%, 6/15/34 (Pre-refunded 6/15/14)	6/14 at 100.00	Aaa	1,273,212
385	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Series 2005B, 5.000%, 7/01/30 (Pre-refunded 7/01/16) – NPFG Insured	7/16 at 100.00	A– (5)	438,557
690	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2004L, 5.125%, 7/01/21 (Pre-refunded 7/01/14) – NPFG Insured	7/14 at 100.00	N/R (5)	728,709
	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2005F:
700	5.000%, 7/01/17 (Pre-refunded 7/01/15) – FGIC Insured	7/15 at 100.00	A1 (5)	769,237
1,000	5.000%, 7/01/24 (Pre-refunded 7/01/15) – FGIC Insured	7/15 at 100.00	A1 (5)	1,098,910
520	5.000%, 7/01/32 (Pre-refunded 7/01/15) – FGIC Insured	7/15 at 100.00	A1 (5)	571,433
1,000	New Jersey Educational Facilities Authority, Revenue Bonds, New Jersey Institute of Technology, Series 2004B, 5.000%, 7/01/21 (Pre-refunded 1/01/14) – AMBAC Insured	1/14 at 100.00	A+ (5)	1,031,580
625	New Jersey Educational Facilities Authority, Revenue Bonds, Rowan University, Series 2004C, 5.000%, 7/01/24 (Pre-refunded 7/01/14) – NPFG Insured	7/14 at 100.00	A+ (5)	659,150
630	New Jersey Educational Facilities Authority, Revenue Bonds, William Paterson University, Series 2004A, 5.125%, 7/01/19 (Pre-refunded 7/01/14) – FGIC Insured	7/14 at 100.00	AA– (5)	664,959
	New Jersey Health Care Facilities Financing Authority, Lease Revenue Bonds, Department of Human Services – Greystone Park Psychiatric Hospital, Series 2005:
925	5.000%, 9/15/18 (Pre-refunded 9/15/15) – AMBAC Insured	9/15 at 100.00	A+ (5)	1,024,734
1,400	5.000%, 9/15/24 (Pre-refunded 9/15/15) – AMBAC Insured	9/15 at 100.00	A+ (5)	1,550,948
890	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Capital Health System Obligated Group, Series 2003A, 5.375%, 7/01/33 (Pre-refunded 7/01/13)	7/13 at 100.00	N/R (5)	897,699
845	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, St. Clare’s Hospital, Series 2004A, 5.250%, 7/01/20 – RAAI Insured (ETM)	No Opt. Call	N/R (5)	1,062,892
1,280	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2005D, 5.000%, 6/15/19 (Pre-refunded 6/15/15) – AGM Insured	6/15 at 100.00	AA– (5)	1,404,109
	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
15	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	A (5)	17,412
130	6.500%, 1/01/16 (ETM)	No Opt. Call	AA+ (5)	151,016
25	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	A+ (5)	29,042
570	6.500%, 1/01/16 (ETM)	No Opt. Call	AA+ (5)	614,044

Nuveen Investments	55

Nuveen New Jersey Dividend Advantage Municipal Fund (continued)
NXJ	Portfolio of Investments
April 30, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
$1,000	New Jersey Turnpike Authority, Revenue Bonds, Series 2003A, 5.000%, 1/01/19 (Pre-refunded 7/01/13) – FGIC Insured	7/13 at 100.00	A+ (5)	$1,008,100
375	Newark Housing Authority, New Jersey, Port Authority Terminal Revenue Bonds, Series 2004, 5.250%, 1/01/21 (Pre-refunded 1/01/14) – NPFG Insured	1/14 at 100.00	N/R (5)	387,443
15,840	North Hudson Sewerage Authority, New Jersey, Sewerage Revenue Refunding Bonds, Series 2001A, 0.000%, 8/01/23 – NPFG Insured (ETM)	No Opt. Call	Baa1 (5)	12,698,924
30,645	Total U.S. Guaranteed			28,718,716
	Utilities – 2.4% (1.7% of Total Investments)
1,510	Industrial Pollution Control Financing Authority of Cape May County (New Jersey), Pollution Control Revenue Refunding Bonds, 1991 Series A (Atlantic City Electric Company Project), 6.800%, 3/01/21 – NPFG Insured	No Opt. Call	A	1,987,069
530	New Jersey Economic Development Authority, Energy Facilities Revenue Bonds, UMM Energy Partners, LLC Project, Series 2012A, 5.125%, 6/15/43 (Alternative Minimum Tax)	6/22 at 100.00	Baa3	566,819
2,040	Total Utilities			2,553,888
	Water and Sewer – 8.5% (6.0% of Total Investments)
225	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2005, 6.000%, 7/01/25	7/15 at 100.00	Ba2	234,675
	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, Middlesex Water Company, Series 2012C:
670	5.000%, 10/01/23	No Opt. Call	A	817,641
2,730	4.250%, 10/01/47 (Alternative Minimum Tax)	10/22 at 100.00	A	2,767,265
250	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, New Jersey-American Water Company Inc. Project, Refunding Series 2010B, 5.600%, 11/01/34 (Alternative Minimum Tax)	5/20 at 100.00	A	284,435
320	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, New Jersey-American Water Company Inc. Project, Refunding Series 2010D, 4.875%, 11/01/29 (Alternative Minimum Tax)	11/20 at 100.00	A	349,696
1,680	New Jersey Environmental Infrastructure Trust, Environmental Infrastructure Bonds, Series 2012A, 3.250%, 9/01/31	9/21 at 100.00	AAA	1,716,994
925	New Jersey Environmental Infrastructure Trust, Environmental Infrastructure Bonds, Tender Option Bond Trust 4729, 7.318%, 9/01/21 (IF) (4)	No Opt. Call	AAA	1,284,881

56	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
	North Hudson Sewerage Authority, New Jersey, Gross Revenue Senior Lien Lease Certificates, Series 2012A:
$670	5.000%, 6/01/27 – NPFG Insured	6/22 at 100.00	A	$781,468
640	5.000%, 6/01/42 – NPFG Insured	6/22 at 100.00	A	721,850
8,110	Total Water and Sewer			8,958,905
$151,145	Total Investments (cost $135,534,975) – 140.7%			148,996,120
	MuniFund Term Preferred Shares, at Liquidation Value – (42.4)% (6)			(44,861,000)
	Other Assets Less Liabilities – 1.7%			1,757,134
	Net Assets Applicable to Common Shares – 100%			$105,892,254

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 30.1% N/R Not rated.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

Nuveen Investments	57

Nuveen New Jersey Dividend Advantage Municipal Fund 2
NUJ	Portfolio of Investments
April 30, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Discretionary – 0.3% (0.2% of Total Investments)
	Middlesex County Improvement Authority, New Jersey, Senior Revenue Bonds, Heldrich Center Hotel/Conference Center Project, Series 2005A:
$180	5.000%, 1/01/32	1/15 at 100.00	Caa1	$109,863
150	5.125%, 1/01/37	1/15 at 100.00	Caa1	91,620
330	Total Consumer Discretionary			201,483
	Consumer Staples – 6.0% (4.1% of Total Investments)
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
605	4.500%, 6/01/23	6/17 at 100.00	B1	605,424
3,275	4.750%, 6/01/34	6/17 at 100.00	B2	2,884,915
885	5.000%, 6/01/41	6/17 at 100.00	B2	790,756
4,765	Total Consumer Staples			4,281,095
	Education and Civic Organizations – 12.7% (8.7% of Total Investments)
200	New Jersey Educational Facilities Authority, Revenue Bonds, Fairleigh Dickinson University, Series 2004C, 5.500%, 7/01/23	7/14 at 100.00	BBB	205,578
	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Series 2007D:
790	5.000%, 7/01/32 – FGIC Insured	7/17 at 100.00	A2	879,152
495	5.000%, 7/01/39 – FGIC Insured	7/17 at 100.00	A2	541,372
1,000	New Jersey Educational Facilities Authority, Revenue Bonds, Princeton University, Series 2007E, 5.000%, 7/01/33	No Opt. Call	AAA	1,147,490
335	New Jersey Educational Facilities Authority, Revenue Bonds, Princeton University, Tender Option Bond Trust 3922, 13.571%, 7/01/19 (IF)	No Opt. Call	AAA	519,917
275	New Jersey Educational Facilities Authority, Revenue Bonds, Ramapo College, Series 2012B, 5.000%, 7/01/37	7/22 at 100.00	A	312,766
	New Jersey Educational Facilities Authority, Revenue Bonds, Rider University, Series 2012A:
170	5.000%, 7/01/32	7/21 at 100.00	BBB+	188,039
115	5.000%, 7/01/37	7/21 at 100.00	BBB+	125,918
300	New Jersey Educational Facilities Authority, Revenue Refunding Bonds, College of New Jersey, Series 2012A, 5.000%, 7/01/19	No Opt. Call	AA	362,439
25	New Jersey Educational Facilities Authority, Revenue Refunding Bonds, University of Medicine and Dentistry of New Jersey, Series 2009B, 6.000%, 12/01/17	No Opt. Call	A–	28,828
180	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2010-1A, 5.000%, 12/01/25	12/19 at 100.00	AA	200,095
105	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2010-2, 5.000%, 12/01/30	12/20 at 100.00	Aa3	116,555
175	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2011-1, 5.750%, 12/01/27 (Alternative Minimum Tax)	12/21 at 100.00	Aa3	200,992
1,100	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2012-1A, 4.250%, 12/01/25 (Alternative Minimum Tax)	12/22 at 100.00	AA	1,162,831
200	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender Option Bond Trust PA-4643, 19.910%, 6/01/30 (IF) (4)	6/19 at 100.00	AA	302,480
575	New Jersey Institute of Technology, New Jersey, General Obligation Bonds, Series 2012A, 5.000%, 7/01/42	7/22 at 100.00	A+	659,370
200	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Bonds, Ana G. Mendez University System Project, Refunding Series 2012, 5.125%, 4/01/32	4/22 at 100.00	BBB–	202,060

58	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$75	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Bonds, Inter-American University of Puerto Rico Project, Refunding Series 2012, 5.000%, 10/01/31	10/22 at 100.00	A–	$80,077
1,790	University of Medicine and Dentistry of New Jersey, Revenue Bonds, Series 2002A, 5.000%, 12/01/31 – AMBAC Insured	6/13 at 100.00	A–	1,794,886
8,105	Total Education and Civic Organizations			9,030,845
	Financials – 4.9% (3.4% of Total Investments)
600	New Jersey Economic Development Authority, Economic Development Revenue Bonds, Glimcher Properties LP, Series 1998, 6.000%, 11/01/28 (Alternative Minimum Tax)	5/13 at 100.00	N/R	599,940
1,250	New Jersey Economic Development Authority, Industrial Development Revenue Refunding Bonds, Newark Airport Marriott Hotel, Series 1996, 7.000%, 10/01/14	10/13 at 100.00	Baa3	1,256,213
1,450	New Jersey Economic Development Authority, Revenue Refunding Bonds, Kapkowski Road Landfill Project, Series 2002, 5.750%, 10/01/21	No Opt. Call	Ba2	1,608,500
3,300	Total Financials			3,464,653
	Health Care – 23.2% (16.0% of Total Investments)
220	Camden County Improvement Authority, New Jersey, Revenue Bonds, Cooper Health System, Series 2004A, 5.750%, 2/15/34	8/14 at 100.00	BBB	230,837
400	New Jersey Health Care Facilities Finance Authority, Revenue Bonds, AHS Hospital Corporation, Series 2008A, 5.000%, 7/01/27	7/18 at 100.00	A1	435,332
260	New Jersey Health Care Facilities Financing Authority, Hospital Revenue Bonds, Virtua Health, Tender Option Bond Trust 3018, 19.102%, 7/01/38 – AGC Insured (IF) (4)	7/19 at 100.00	AA–	377,208
500	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Refunding Series 2011, 6.250%, 7/01/35	7/21 at 100.00	BB+	588,190
150	New Jersey Health Care Facilities Financing Authority, Revenue and Refunding Bonds, Barnabas Health, Series 2012A, 5.000%, 7/01/24	No Opt. Call	BBB+	176,123
610	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Atlanticare Regional Medical Center, Series 2007, 5.000%, 7/01/37	7/17 at 100.00	A+	643,367
1,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, CentraState Medical Center, Series 2006A, 5.000%, 7/01/30 – AGC Insured	7/17 at 100.00	A3	1,066,670
90	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Children’s Specialized Hospital, Series 2005A, 5.500%, 7/01/36	7/15 at 100.00	BBB	92,293
170	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical Center, Series 2006, 5.125%, 7/01/35	7/16 at 100.00	A	176,528
800	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Kennedy Health System Obligated Group Issue, Refunding Series 2012, 3.750%, 7/01/27	No Opt. Call	A3	830,800
1,020	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health System Obligated Group, Refunding Series 2011, 5.000%, 7/01/26	7/22 at 100.00	A	1,181,119
150	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health System Obligated Group, Refunding Series 2013A, 5.000%, 7/01/32 (WI/DD, Settling 5/08/13)	7/23 at 100.00	A	171,801
945	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health, Series 2007-I, 5.000%, 7/01/38 – AGC Insured	7/18 at 100.00	AA–	1,020,033
1,185	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Palisades Medical Center of New York Presbyterian Healthcare System, Series 2002, 6.625%, 7/01/31	7/13 at 100.00	BB+	1,187,157
135	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Health Care Corporation, Series 2005B, 5.000%, 7/01/35 – RAAI Insured	7/15 at 100.00	N/R	137,870
1,165	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Refunding Series 2011A, 5.625%, 7/01/37	7/21 at 100.00	BBB+	1,316,986

Nuveen Investments	59

Nuveen New Jersey Dividend Advantage Municipal Fund 2 (continued)
NUJ	Portfolio of Investments
April 30, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$500	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Series 2008, 6.625%, 7/01/38	7/18 at 100.00	BBB–	$577,490
630	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Shore Memorial Health System, Series 2003, 5.000%, 7/01/23 – RAAI Insured	7/13 at 100.00	N/R	630,832
1,520	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Somerset Medical Center, Series 2003, 5.500%, 7/01/33	7/13 at 100.00	Ba2	1,524,758
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, South Jersey Hospital System, Refunding Series 2006:
2,455	5.000%, 7/01/36	7/16 at 100.00	A2	2,552,095
435	5.000%, 7/01/46	7/16 at 100.00	A2	451,017
1,100	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Adjustable Rate Industrial Revenue Bonds, American Home Products Corporation, Series 1983A, 5.100%, 12/01/18	6/13 at 100.00	A1	1,117,688
15,440	Total Health Care			16,486,194
	Housing/Multifamily – 2.7% (1.9% of Total Investments)
	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A:
380	5.750%, 6/01/31	6/20 at 100.00	Baa3	435,157
200	5.875%, 6/01/42	6/20 at 100.00	Baa3	227,826
	New Jersey Housing and Mortgage Finance Agency, Multifamily Housing Revenue Bonds, Series 2013-2:
625	4.350%, 11/01/33 (Alternative Minimum Tax)	11/22 at 100.00	AA–	641,650
310	4.600%, 11/01/38 (Alternative Minimum Tax)	11/22 at 100.00	AA–	313,692
310	4.750%, 11/01/46 (Alternative Minimum Tax)	11/22 at 100.00	AA–	313,057
1,825	Total Housing/Multifamily			1,931,382
	Housing/Single Family – 1.8% (1.3% of Total Investments)
1,000	New Jersey Housing and Mortgage Finance Agency, Single Family Home Mortgage Revenue Bonds, Series 2011A, 4.650%, 10/01/29	4/21 at 100.00	Aa1	1,106,600
195	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds, Series 2007T, 4.700%, 10/01/37 (Alternative Minimum Tax)	4/17 at 100.00	AA	201,026
1,195	Total Housing/Single Family			1,307,626
	Industrials – 1.0% (0.7% of Total Investments)
670	Gloucester County Improvement Authority, New Jersey, Solid Waste Resource Recovery Revenue Refunding Bonds, Waste Management Inc. Project, Series 1999, 2.125%, 12/01/29 (Mandatory put 12/01/17)	No Opt. Call	BBB	695,138
	Long-Term Care – 8.3% (5.7% of Total Investments)
365	Burlington County Bridge Commission, New Jersey, Economic Development Revenue Bonds, The Evergreens Project, Series 2007, 5.625%, 1/01/38	1/18 at 100.00	N/R	379,757
	New Jersey Economic Development Authority, Revenue Bonds, Masonic Charity Foundation of New Jersey, Series 2001:
1,000	5.500%, 6/01/21	6/13 at 100.00	A–	1,001,920
4,000	5.500%, 6/01/31	6/13 at 100.00	A–	4,006,840
520	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New Jersey Obligated Group, Series 1998, 5.125%, 7/01/25	7/13 at 100.00	BB+	520,198
5,885	Total Long-Term Care			5,908,715

60	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General – 4.2% (2.9% of Total Investments)
$700	Jersey City, New Jersey, General Obligation Bonds, Series 2006A, 5.000%, 9/01/22 – AMBAC Insured	9/16 at 100.00	A2	$783,713
190	Middletown Township Board of Education, Monmouth County, New Jersey, Refunding Series 2010, 5.000%, 8/01/27	8/20 at 100.00	AA	224,430
330	Monroe Township, Middlesex County, New Jersey, General Obligation Bonds, Series 2003, 3.000%, 1/15/33	1/22 at 100.00	AA	309,035
740	Union County Utilities Authority, New Jersey, Resource Recovery Facility Lease Revenue Refunding Bonds, Covanta Union Inc. Lessee, Series 2011B, 5.250%, 12/01/31 (Alternative Minimum Tax)	12/21 at 100.00	AA+	828,023
635	West Deptford, New Jersey, General Obligation Bonds, Series 2005, 5.000%, 7/01/27 – AGM Insured	7/17 at 100.00	AA–	720,503
100	Woodbridge Township, Middlesex County, New Jersey, General Obligation Bonds,, 5.000%, 7/15/19	No Opt. Call	AA–	120,576
2,695	Total Tax Obligation/General			2,986,280
	Tax Obligation/Limited – 37.2% (25.7% of Total Investments)
400	Bergen County Improvement Authority, New Jersey, Guaranteed Lease Revenue Bonds, County Administration Complex Project, Series 2005, 5.000%, 11/15/26	No Opt. Call	Aaa	530,060
1,000	Burlington County Bridge Commission, New Jersey, Guaranteed Pooled Loan Bonds, Series 2003, 5.000%, 12/01/18 – NPFG Insured	12/13 at 100.00	AA	1,027,540
750	Casino Reinvestment Development Authority, New Jersey, Hotel Room Fee Revenue Bonds, Series 2004, 5.250%, 1/01/16 – AMBAC Insured	1/15 at 102.00	A–	809,310
435	Essex County Improvement Authority, New Jersey, Project Consolidation Revenue Bonds, Series 2007, 5.250%, 12/15/22 – AMBAC Insured	No Opt. Call	Aa2	560,885
500	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Series 2005A, 5.750%, 11/01/28 – AGM Insured	No Opt. Call	AAA	676,765
530	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Series 2005C, 5.125%, 11/01/18 – AGM Insured	No Opt. Call	AAA	648,301
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
670	5.250%, 1/01/36	1/22 at 100.00	A	757,261
265	5.125%, 1/01/42	1/22 at 100.00	A	296,214
500	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1, 5.000%, 1/01/29	1/22 at 100.00	A	565,825
1,305	New Jersey Building Authority, State Building Revenue Bonds, Series 2007A, 5.000%, 6/15/26	6/16 at 100.00	A+	1,459,003
	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012:
700	5.000%, 6/15/19	No Opt. Call	BBB+	823,795
250	5.000%, 6/15/21	No Opt. Call	BBB+	298,785
300	5.000%, 6/15/26	6/22 at 100.00	BBB+	344,256
	New Jersey Economic Development Authority, Revenue Bonds, Newark Downtown District Management Corporation Project, Series 2007:
50	5.125%, 6/15/27	6/17 at 100.00	Baa3	53,153
75	5.125%, 6/15/37	6/17 at 100.00	Baa3	78,437
1,400	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2013NN, 5.000%, 3/01/22	No Opt. Call	A+	1,728,873
	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Series 2007U:
435	5.000%, 9/01/37 – AMBAC Insured	9/17 at 100.00	A+	474,881
870	5.000%, 9/01/37	9/17 at 100.00	A+	949,762
200	New Jersey Health Care Facilities Financing Authority, State Contract Bonds, Hospital Asset Transformation Program, Series 2008A, 5.250%, 10/01/38	10/18 at 100.00	A+	218,736

Nuveen Investments	61

Nuveen New Jersey Dividend Advantage Municipal Fund 2 (continued)
NUJ	Portfolio of Investments
April 30, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	New Jersey Transportation Trust Fund Authority, Federal Highway Aid Grant Anticipation Bonds, Series 2006:
$295	5.000%, 6/15/17 – FGIC Insured	6/16 at 100.00	A1	$333,409
525	5.000%, 6/15/18 – FGIC Insured	6/16 at 100.00	A1	591,444
4,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A, 0.000%, 12/15/30	No Opt. Call	A+	1,934,319
800	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006A, 5.500%, 12/15/22	No Opt. Call	A+	1,023,016
900	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2004B, 5.500%, 12/15/16 – NPFG Insured	No Opt. Call	A+	1,051,523
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C:
2,000	0.000%, 12/15/32 – AGM Insured	No Opt. Call	AA–	848,860
4,000	0.000%, 12/15/33 – AGM Insured	No Opt. Call	AA–	1,612,080
5,000	0.000%, 12/15/34 – AGM Insured	No Opt. Call	AA–	1,916,050
1,300	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D, 5.000%, 12/15/24	No Opt. Call	A+	1,621,191
	Passaic County Improvement Authority, New Jersey, Lease Revenue Bonds, Preakness Healthcare Center Expansion Project, Series 2012:
865	5.000%, 5/01/21	No Opt. Call	Aa3	1,050,447
695	3.500%, 5/01/35	5/22 at 100.00	Aa3	697,405
290	Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Revenue Bonds, Series 2006A, 4.500%, 7/01/36 – CIFG Insured	7/16 at 100.00	BBB+	259,057
425	Union County Improvement Authority, New Jersey, Lease Revenue Refunding Bonds, City of Plainfield – Park Madison Redevelopment Project, Tender Option Trust 1145, 17.604%, 3/01/34 (IF) (4)	No Opt. Call	AA+	838,682
350	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2010B, 5.250%, 10/01/29	10/20 at 100.00	Baa2	385,504
32,080	Total Tax Obligation/Limited			26,464,829
	Transportation – 18.9% (13.0% of Total Investments)
300	Casino Reinvestment Development Authority, New Jersey, Parking Revenue Bonds, Series 2005A, 5.250%, 6/01/20 – NPFG Insured	6/15 at 100.00	A–	318,756
500	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2005, 5.000%, 1/01/27 – NPFG Insured	1/15 at 100.00	A1	529,805
800	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2012A, 5.000%, 1/01/42	1/23 at 100.00	A1	925,040
300	Delaware River Joint Toll Bridge Commission, Pennsylvania, Revenue Bonds, Refunding Series 2012A, 4.000%, 7/01/27	7/22 at 100.00	A2	325,515
700	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40	1/20 at 100.00	A–	782,460
450	Delaware River Port Authority, Pennsylvania and New Jersey, Revenue Refunding Bonds, Port District Project, Series 2012, 5.000%, 1/01/27	No Opt. Call	BBB–	512,672
	New Brunswick Parking Authority, Middlesex County, New Jersey, Guaranteed Parking Revenue Bonds, Refunding Series 2012:
225	5.000%, 9/01/28	9/22 at 100.00	A+	263,295
250	3.625%, 9/01/34	9/22 at 100.00	A+	252,760
600	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2000, 7.000%, 11/15/30 (Alternative Minimum Tax)	5/13 at 100.00	B	602,268
1,000	New Jersey Transit Corporation, Certificates of Participation, Federal Transit Administration Grants, Series 2002A, 5.500%, 9/15/14 – AMBAC Insured	No Opt. Call	A1	1,067,910
765	New Jersey Transit Corporation, Certificates of Participation, Federal Transit Administration Grants, Series 2005A, 5.000%, 9/15/18 – FGIC Insured	9/15 at 100.00	A2	834,906
30	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C, 6.500%, 1/01/16	No Opt. Call	A3	34,559

62	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$1,500	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A, 5.250%, 1/01/29 – AGM Insured	No Opt. Call	AA–	$1,935,795
1,200	New Jersey Turnpike Authority, Revenue Bonds, Series 2012B, 5.000%, 1/01/28	1/23 at 100.00	A+	1,411,668
500	New Jersey Turnpike Authority, Revenue Bonds, Tender Option Bond Trust 1154, 17.041%, 1/01/43 (IF) (4)	7/22 at 100.00	A+	730,465
360	Passaic County Improvement Authority, New Jersey, County Guaranteed Parking Revenue Bonds, 200 Hospital Plaza Project, Series 2010, 5.000%, 5/01/42	5/20 at 100.00	Aa3	403,844
1,100	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Seventh Series 2013, 4.000%, 1/15/43 (Alternative Minimum Tax)	1/23 at 100.00	AA–	1,112,760
500	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Thirty-Fourth Series 2004, 5.000%, 7/15/34	1/14 at 101.00	AA–	518,965
50	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997, 5.750%, 12/01/22 – NPFG Insured (Alternative Minimum Tax)	6/13 at 100.00	BBB–	50,194
650	South Jersey Transportation Authority, New Jersey, Transportation System Revenue Bonds, Series 2012, 5.000%, 11/01/22	No Opt. Call	A–	794,372
11,780	Total Transportation			13,408,009
	U.S. Guaranteed – 14.6% (10.0% of Total Investments) (5)
95	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004, 5.500%, 6/15/16 (ETM)	No Opt. Call	Aaa	109,804
	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004:
500	5.750%, 6/15/29 (Pre-refunded 6/15/14)	6/14 at 100.00	Aaa	530,505
400	5.500%, 6/15/31 (Pre-refunded 6/15/14)	6/14 at 100.00	Aaa	423,284
700	5.750%, 6/15/34 (Pre-refunded 6/15/14)	6/14 at 100.00	Aaa	742,707
175	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Series 2005B, 5.000%, 7/01/30 (Pre-refunded 7/01/16) – NPFG Insured	7/16 at 100.00	A– (5)	199,344
575	New Jersey Educational Facilities Authority, Revenue Bonds, New Jersey Institute of Technology, Series 2004B, 5.000%, 7/01/21 (Pre-refunded 1/01/14) – AMBAC Insured	1/14 at 100.00	A+ (5)	593,159
500	New Jersey Educational Facilities Authority, Revenue Bonds, William Paterson University, Series 2004A, 5.125%, 7/01/19 (Pre-refunded 7/01/14) – FGIC Insured	7/14 at 100.00	AA– (5)	527,745
	New Jersey Health Care Facilities Financing Authority, Lease Revenue Bonds, Department of Human Services – Greystone Park Psychiatric Hospital, Series 2005:
655	5.000%, 9/15/18 (Pre-refunded 9/15/15) – AMBAC Insured	9/15 at 100.00	A+ (5)	725,622
985	5.000%, 9/15/24 (Pre-refunded 9/15/15) – AMBAC Insured	9/15 at 100.00	A+ (5)	1,091,203
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Capital Health System Obligated Group, Series 2003A:
750	5.000%, 7/01/26 (Pre-refunded 7/01/13)	7/13 at 100.00	N/R (5)	756,008
630	5.375%, 7/01/33 (Pre-refunded 7/01/13)	7/13 at 100.00	N/R (5)	635,450
665	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2005D, 5.000%, 6/15/19 (Pre-refunded 6/15/15) – AGM Insured	6/15 at 100.00	AA– (5)	729,478
	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
15	6.500%, 1/01/16 (ETM)	No Opt. Call	A3 (5)	17,425
185	6.500%, 1/01/16 (ETM)	No Opt. Call	AA+ (5)	214,907
1,590	6.500%, 1/01/16 (ETM)	No Opt. Call	AA+ (5)	1,712,859
20	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	A+ (5)	21,545
250	Newark Housing Authority, New Jersey, Port Authority Terminal Revenue Bonds, Series 2004, 5.250%, 1/01/21 (Pre-refunded 1/01/14) – NPFG Insured	1/14 at 100.00	N/R (5)	258,295
1,070	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2003, 6.375%, 6/01/32 (Pre-refunded 6/01/13)	6/13 at 100.00	Aaa	1,075,682
9,760	Total U.S. Guaranteed			10,365,022
	Utilities – 1.1% (0.7% of Total Investments)
695	New Jersey Economic Development Authority, Energy Facilities Revenue Bonds, UMM Energy Partners, LLC Project, Series 2012A, 5.125%, 6/15/43 (Alternative Minimum Tax)	6/22 at 100.00	Baa3	743,281

Nuveen Investments	63

Nuveen New Jersey Dividend Advantage Municipal Fund 2 (continued)
NUJ	Portfolio of Investments
April 30, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer – 8.2% (5.7% of Total Investments)
$150	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2005, 6.000%, 7/01/25	7/15 at 100.00	Ba2	$156,450
	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, Middlesex Water Company, Series 2012C:
520	5.000%, 10/01/23	No Opt. Call	A	634,587
2,115	4.250%, 10/01/47 (Alternative Minimum Tax)	10/22 at 100.00	A	2,143,870
500	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, New Jersey-American Water Company Inc. Project, Refunding Series 2010B, 5.600%, 11/01/34 (Alternative Minimum Tax)	5/20 at 100.00	A	568,870
220	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, New Jersey-American Water Company Inc. Project, Refunding Series 2010D, 4.875%, 11/01/29 (Alternative Minimum Tax)	11/20 at 100.00	A	240,415
660	New Jersey Environmental Infrastructure Trust, Environmental Infrastructure Bonds, Tender Option Bond Trust 4729, 7.318%, 9/01/21 (IF) (4)	No Opt. Call	AAA	916,780
	North Hudson Sewerage Authority, New Jersey, Gross Revenue Senior Lien Lease Certificates, Series 2012A:
500	5.000%, 6/01/27 – NPFG Insured	6/22 at 100.00	A	583,185
535	5.000%, 6/01/42 – NPFG Insured	6/22 at 100.00	A	603,420
5,200	Total Water and Sewer			5,847,577
$103,725	Total Investments (cost $96,000,988) – 145.1%			103,122,129
	MuniFund Term Preferred Shares, at Liquidation Value – (49.3)% (6)			(35,050,000)
	Other Assets Less Liabilities – 4.2%			3,006,685
	Net Assets Applicable to Common Shares – 100%			$71,078,814

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 34.0%
N/R	Not rated.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

64	Nuveen Investments

Nuveen New Jersey Municipal Value Fund
NJV	Portfolio of Investments
April 30, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 5.6% (5.6% of Total Investments)
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
$150	4.750%, 6/01/34	6/17 at 100.00	B2	$132,134
1,520	5.000%, 6/01/41	6/17 at 100.00	B2	1,358,135
1,670	Total Consumer Staples			1,490,269
	Education and Civic Organizations – 8.8% (8.8% of Total Investments)
25	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Series 2007D, 4.000%, 7/01/13 – FGIC Insured	No Opt. Call	A2	25,140
	New Jersey Educational Facilities Authority, Revenue Bonds, Rider University, Series 2012A:
50	5.000%, 7/01/32	7/21 at 100.00	BBB+	55,306
30	5.000%, 7/01/37	7/21 at 100.00	BBB+	32,848
40	New Jersey Educational Facilities Authority, Revenue Bonds, William Paterson University, Series 2005E, 3.750%, 7/01/13 – AGM Insured	No Opt. Call	AA–	40,199
900	New Jersey Educational Facilities Authority, Revenue Refunding Bonds, Kean University, Series 2009A, 5.500%, 9/01/36	9/19 at 100.00	A2	1,028,635
1,000	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2009A, 5.625%, 6/01/30	6/19 at 100.00	AA	1,128,100
30	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2010-2, 5.000%, 12/01/30	12/20 at 100.00	Aa3	33,302
2,075	Total Education and Civic Organizations			2,343,530
	Health Care – 21.3% (21.1% of Total Investments)
500	Camden County Improvement Authority, New Jersey, Revenue Bonds, Cooper Health System, Series 2005A, 5.000%, 2/15/25	2/15 at 100.00	BBB	519,540
105	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2007A, 5.750%, 11/15/37	11/17 at 100.00	A	115,743
2,000	New Jersey Health Care Facilities Financing Authority, Hospital Revenue Bonds, Virtua Health, Series 2009A, 5.500%, 7/01/38 – AGC Insured (UB) (4)	7/19 at 100.00	AA–	2,225,400
1,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical Center, Series 2006B, 5.000%, 7/01/36	7/16 at 100.00	A	1,030,790
100	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health, Series 2007-I, 5.000%, 7/01/38 – AGC Insured	7/18 at 100.00	AA–	107,940
70	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Refunding Series 2011A, 5.625%, 7/01/37	7/21 at 100.00	BBB+	79,132
750	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Series 2008, 6.000%, 7/01/18	No Opt. Call	BBB–	844,493
705	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, South Jersey Hospital System, Refunding Series 2006, 5.000%, 7/01/36	7/16 at 100.00	A2	732,883
5,230	Total Health Care			5,655,921
	Housing/Multifamily – 4.6% (4.6% of Total Investments)
	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A:
100	5.750%, 6/01/31	6/20 at 100.00	Baa3	114,514
50	5.875%, 6/01/42	6/20 at 100.00	Baa3	56,957
1,000	New Jersey Housing and Mortgage Finance Agency, Multifamily Housing Revenue Bonds, Series 2009A, 4.950%, 5/01/41	11/19 at 100.00	A+	1,052,749
1,150	Total Housing/Multifamily			1,224,220

Nuveen Investments	65

Nuveen New Jersey Municipal Value Fund (continued)
NJV	Portfolio of Investments
April 30, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Single Family – 2.0% (1.9% of Total Investments)
	New Jersey Housing and Mortgage Finance Agency, Single Family Home Mortgage Revenue Bonds, Series 2011A:
$100	1.250%, 10/01/13	No Opt. Call	Aa1	$100,329
410	4.500%, 10/01/29	10/21 at 100.00	Aa1	422,632
510	Total Housing/Single Family			522,961
	Tax Obligation/General – 9.3% (9.3% of Total Investments)
100	Bloomfield Township Board of Education, Essex County, New Jersey, General Obligation Bonds, Series 2011, 3.000%, 9/01/16	No Opt. Call	AA–	106,110
75	Clark Township Board of Education, Union County, New Jersey, General Obligation Bonds, School Series 2005, 4.000%, 6/01/13 – AGM Insured	No Opt. Call	Aa3	75,248
50	East Brunswick Township Board of Education, New Jersey, General Obligation Bonds, Series 2005, 4.250%, 11/01/13 – AGM Insured	No Opt. Call	Aa2	51,025
55	Essex County, New Jersey, General Obligation Bonds, Series 2005A, 5.000%, 6/01/13 – AGM Insured	No Opt. Call	Aa2	55,224
40	Gloucester Township Board of Education, Camden County, New Jersey, General Obligation Bonds, Series 2004, 5.000%, 8/01/13 – NPFG Insured	No Opt. Call	AA–	40,488
100	Greenwich Township, New Jersey, General Obligation Bonds, Series 2004, 4.000%, 9/01/13 –AMBAC Insured	No Opt. Call	A1	101,296
10	Hillsborough Township School District, Somerset County, New Jersey, General Obligation School Bonds, Series 2001, 5.375%, 10/01/16 – AGM Insured	No Opt. Call	AA–	11,649
255	Millville, New Jersey, General Obligation Bonds, Improvement Series 2011, 5.000%, 11/01/14 – AGM Insured	No Opt. Call	AA–	272,031
50	Monmouth County Improvement Authority, New Jersey, Governmental Loan Revenue Bonds, Series 2005, 5.000%, 12/01/14 – AMBAC Insured	No Opt. Call	N/R	52,736
150	Monmouth County Improvement Authority, New Jersey, Governmental Loan Revenue Bonds, Series 2006, 5.000%, 12/01/15 – AMBAC Insured	No Opt. Call	N/R	162,330
150	Monmouth County Improvement Authority, New Jersey, Governmental Loan Revenue Bonds, Series 2007, 5.000%, 12/01/16 – AMBAC Insured	No Opt. Call	N/R	166,071
500	Newark Housing Authority, New Jersey, City-Secured Police Facility Revenue Bonds, South Ward Police Facility, Series 2009A, 6.750%, 12/01/38 – AGC Insured	12/19 at 100.00	A3	622,785
30	North Bergen Township, New Jersey, General Obligation Bonds, General Improvement Series 2009, 4.000%, 2/01/17	No Opt. Call	AA–	33,386
30	North Brunswick Township, New Jersey, General Obligation Bonds, Series 2009, 2.000%, 8/15/13	No Opt. Call	AA	30,155
75	Passaic County, New Jersey, General Obligation Bonds, Refunding Series 2009, 3.000%, 9/01/14 – AGC Insured	No Opt. Call	Aa3	77,546
50	Passaic County, New Jersey, General Obligation Bonds, Series 2004, 3.500%, 3/15/15 – NPFG Insured	No Opt. Call	Aa3	52,743
100	Swedesboro Woolwich Consolidated School District, Gloucester County, New Jersey, General Obligation Bonds, Series 2006, 4.500%, 1/15/14 – AGM Insured	No Opt. Call	Aa3	102,602
150	Union County Utilities Authority, New Jersey, Resource Recovery Facility Lease Revenue Refunding Bonds, Covanta Union Inc. Lessee, Series 2011B, 5.250%, 12/01/31 (Alternative Minimum Tax)	12/21 at 100.00	AA+	167,843
170	Union County Utilities Authority, New Jersey, Solid Waste System County Deficiency Revenue Bonds, Series 2011, 5.000%, 6/15/41	6/21 at 100.00	AA+	195,208
100	Upper Freehold Township, New Jersey, General Obligation Bonds, Series 2012, 3.000%, 12/15/14	No Opt. Call	AA	103,524
2,240	Total Tax Obligation/General			2,480,000

66	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited – 30.6% (30.4% of Total Investments)
$25	Essex County Improvement Authority, New Jersey, Lease Revenue Bonds, Series 2003, 5.000%, 12/15/13 – AGM Insured	No Opt. Call	Aa2	$25,720
200	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Series 2005A, 5.750%, 11/01/28 – AGM Insured	No Opt. Call	AAA	270,706
630	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2009A, 5.750%, 12/01/34	12/19 at 100.00	BBB+	703,880
25	Monmouth County Improvement Authority, New Jersey, Governmental Loan Revenue Bonds, Series 2007, 4.000%, 12/01/13 – AGM Insured	No Opt. Call	AA–	25,484
100	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012, 5.000%, 6/15/14	No Opt. Call	BBB+	104,963
700	New Jersey Health Care Facilities Financing Authority, State Contract Bonds, Hospital Asset Transformation Program, Series 2008A, 5.250%, 10/01/38	10/18 at 100.00	A+	765,576
2,000	New Jersey Health Care Facilities Financing Authority, State Contract Bonds, Hospital Asset Transformation Program, Series 2009A, 5.750%, 10/01/31	10/19 at 100.00	A+	2,378,680
5,470	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2009A, 0.000%, 12/15/39	No Opt. Call	A+	1,570,163
1,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 6.000%, 8/01/42	8/19 at 100.00	A+	1,095,990
105	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2010A, 5.000%, 10/01/29	10/20 at 100.00	BBB+	116,768
1,000	Virgin Islands Public Finance Authority, Revenue Bonds, Senior Lien Matching Fund Loan Notes, Series 2009A-1, 5.000%, 10/01/39	10/19 at 100.00	BBB+	1,061,030
11,255	Total Tax Obligation/Limited			8,118,960
	Transportation – 8.3% (8.2% of Total Investments)
250	Casino Reinvestment Development Authority, New Jersey, Parking Revenue Bonds, Series 2005A, 5.250%, 6/01/20 – NPFG Insured	6/15 at 100.00	A–	265,630
125	Delaware River Port Authority, Pennsylvania and New Jersey, Revenue Refunding Bonds, Port District Project, Series 2012, 5.000%, 1/01/27	No Opt. Call	BBB–	142,409
500	New Jersey Economic Development Authority, Revenue Bonds, American Airlines Inc., Series 1991, 7.100%, 11/01/31 (Alternative Minimum Tax) (5)	11/13 at 100.00	N/R	499,995
400	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2003, 9.000%, 6/01/33 (Alternative Minimum Tax)	6/13 at 100.00	B	411,992
	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
15	6.500%, 1/01/16	No Opt. Call	A3	17,279
5	6.500%, 1/01/16 – AMBAC Insured	No Opt. Call	A3	5,760
765	New Jersey Turnpike Authority, Revenue Bonds, Series 2009E, 5.250%, 1/01/40	1/19 at 100.00	A+	857,695
2,060	Total Transportation			2,200,760
	U.S. Guaranteed – 8.6% (8.6% of Total Investments) (6)
50	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004, 5.500%, 6/15/16 – RAAI Insured (ETM)	No Opt. Call	Aaa	57,792
1,000	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004, 5.750%, 6/15/34 (Pre-refunded 6/15/14)	6/14 at 100.00	Aaa	1,061,010
50	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2007-T3, 5.000%, 9/01/20 (Pre-refunded 9/01/14) – AGM Insured	9/14 at 100.00	AA- (6)	53,149
250	New Jersey Environmental Infrastructure Trust, Environmental Infrastructure Bonds, Series 2004A, 5.000%, 9/01/22 (Pre-refunded 9/01/13)	9/13 at 100.00	AAA	254,038
	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
15	6.500%, 1/01/16 (ETM)	No Opt. Call	A3 (6)	17,425
70	6.500%, 1/01/16 (ETM)	No Opt. Call	AA+ (6)	81,316
365	6.500%, 1/01/16 (ETM)	No Opt. Call	AA+ (6)	393,203
100	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	A+ (6)	107,727

Nuveen Investments	67

Nuveen New Jersey Municipal Value Fund (continued)
NJV	Portfolio of Investments
April 30, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (6) (continued)
$10	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2003, 6.375%, 6/01/32 (Pre-refunded 6/01/13)	6/13 at 100.00	Aaa	$10,053
25	Wayne Township School District, Passaic County, New Jersey, General Obligation Bonds, Series 2003, 4.000%, 7/15/14 (Pre-refunded 7/15/13) – AGM Insured	7/13 at 100.00	Aa3 (6)	25,199
220	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ProHealth Care, Inc. Obligated Group, Series 2009, 6.625%, 2/15/32 (Pre-refunded 2/18/14)	2/14 at 100.00	A+ (6)	231,061
2,155	Total U.S. Guaranteed			2,291,973
	Utilities – 1.5% (1.5% of Total Investments)
300	Industrial Pollution Control Financing Authority of Cape May County (New Jersey), Pollution Control Revenue Refunding Bonds, 1991 Series A (Atlantic City Electric Company Project), 6.800%, 3/01/21 – NPFG Insured	No Opt. Call	A	394,782
$28,645	Total Investments (cost $22,908,320) – 100.6%			26,723,376
	Floating Rate Obligations – (5.6)%			(1,500,000)
	Other Assets Less Liabilities – 5.0%			1,350,386
	Net Assets Applicable to Common Shares – 100%			$26,573,762

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

N/R	Not rated.
(ETM)	Escrowed to maturity.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

68	Nuveen Investments

Nuveen Pennsylvania Investment Quality Municipal Fund
NQP	Portfolio of Investments
April 30, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 0.5% (0.3% of Total Investments)
$1,000	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Procter & Gamble Paper Project, Series 2001, 5.375%, 3/01/31 (Alternative Minimum Tax)	No Opt. Call	AA–	$1,265,550
	Education and Civic Organizations – 20.9% (13.8% of Total Investments)
200	Allegheny County Higher Education Building Authority, Pennsylvania, College Revenue Refunding Bonds, Robert Morris College, Series 1998A, 6.000%, 5/01/28	No Opt. Call	Baa3	236,328
700	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Carnegie Mellon University, Series 2012A, 5.000%, 3/01/24	3/22 at 100.00	AA–	867,811
1,235	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Robert Morris University, Series 2006A, 4.750%, 2/15/26	2/16 at 100.00	Baa3	1,251,018
	Delaware County Authority, Pennsylvania, Revenue Bonds, Villanova University, Series 2006:
1,710	5.000%, 8/01/23 – AMBAC Insured	8/16 at 100.00	A+	1,924,485
840	5.000%, 8/01/24 – AMBAC Insured	8/16 at 100.00	A+	942,782
	Erie Higher Education Building Authority, Pennsylvania, College Revenue Bonds, Gannon University, Series 2007-GG3:
790	5.000%, 5/01/32 – RAAI Insured	5/17 at 100.00	N/R	820,431
250	5.000%, 5/01/35 – RAAI Insured	5/17 at 100.00	N/R	258,415
	Indiana County Industrial Development Authority, Pennsylvania, Revenue Bonds, Student Cooperative Association Inc./Indiana University of Pennsylvania – Student Union Project, Series 1999B:
815	0.000%, 11/01/15 – AMBAC Insured	No Opt. Call	N/R	770,420
815	0.000%, 11/01/16 – AMBAC Insured	No Opt. Call	N/R	748,146
815	0.000%, 11/01/17 – AMBAC Insured	No Opt. Call	N/R	724,046
815	0.000%, 11/01/18 – AMBAC Insured	No Opt. Call	N/R	698,414
815	0.000%, 11/01/19 – AMBAC Insured	No Opt. Call	N/R	670,158
1,985	Lycoming County Authority, Pennsylvania, Revenue Bonds, Pennsylvania College of Technology, Series 2012, 5.000%, 5/01/32	5/22 at 100.00	A	2,209,186
1,515	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Arcadia University, Series 2006, 4.500%, 4/01/30 – RAAI Insured	4/16 at 100.00	BBB+	1,554,966
900	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Arcadia University, Series 2010, 5.625%, 4/01/40	4/20 at 100.00	BBB+	1,006,920
355	New Wilmington, Pennsylvania, Revenue, Westminster College, Series 2007G, 5.125%, 5/01/33 – RAAI Insured	5/17 at 100.00	N/R	369,725
2,175	Pennsylvania Higher Educational Facilities Authority, General Revenue Bonds, State System of Higher Education, Refunding Series 2012AN, 5.000%, 6/15/21	No Opt. Call	AA	2,697,283
4,600	Pennsylvania Higher Educational Facilities Authority, General Revenue Bonds, State System of Higher Education, Series 2008AH, 5.000%, 6/15/33	6/18 at 100.00	AA	5,256,788
1,900	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, AICUP Financing Program-Mount Aloysius College Project, Series 2011R-1, 5.000%, 11/01/35	11/21 at 100.00	A–	2,065,053
1,435	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Allegheny College, Series 2006, 4.750%, 5/01/31	5/16 at 100.00	A–	1,549,384
2,650	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Drexel University, Series 2007A, 5.000%, 5/01/37 – NPFG Insured	11/17 at 100.00	A	2,891,283
750	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Drexel University, Series 2011A, 5.250%, 5/01/41	5/21 at 100.00	A	851,280
3,870	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Temple University, First Series of 2006, 5.000%, 4/01/21 – NPFG Insured	4/16 at 100.00	Aa3	4,337,264
1,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson University, Series 2010, 5.000%, 3/01/40	3/20 at 100.00	A+	1,111,320
300	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson University, Series 2012, 5.000%, 3/01/42	9/22 at 100.00	A+	339,777
2,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of Pennsylvania, Series 2005C, 5.000%, 7/15/38	7/15 at 100.00	AA+	2,154,080

Nuveen Investments	69

Nuveen Pennsylvania Investment Quality Municipal Fund (continued)
NQP	Portfolio of Investments
April 30, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of the Sciences in Philadelphia, Series 2012:
$285	4.000%, 11/01/39	11/22 at 100.00	A3	$291,592
910	5.000%, 11/01/42	11/22 at 100.00	A3	1,008,289
1,320	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Ursinus College, Series 2003, 5.375%, 1/01/20 – RAAI Insured	7/13 at 100.00	A–	1,329,913
785	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, York College Project, Series 2005EE1, 5.250%, 11/01/27 – SYNCORA GTY Insured	11/15 at 100.00	A	860,125
6,500	Pennsylvania State University, General Revenue Bonds, Series 2005, 5.000%, 9/01/29 (UB)	9/15 at 100.00	AA	7,092,150
600	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, MaST Charter School Project, Series 2010, 6.000%, 8/01/35	8/20 at 100.00	BBB+	682,746
3,650	State Public School Building Authority, Pennsylvania, College Revenue Bonds, Northampton County Area Community College, Series 2011, 5.500%, 3/01/31	3/21 at 100.00	A1	4,229,000
600	Wilkes-Barre Finance Authority, Pennsylvania, Revenue Bonds, University of Scranton, Series 2010, 5.000%, 11/01/40	11/20 at 100.00	A	667,512
49,885	Total Education and Civic Organizations			54,468,090
	Health Care – 25.5% (16.9% of Total Investments)
	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Ohio Valley General Hospital, Series 2005A:
1,150	5.000%, 4/01/25	4/15 at 100.00	Ba3	1,137,247
1,555	5.125%, 4/01/35	4/15 at 100.00	Ba3	1,489,768
3,360	Beaver County Hospital Authority, Pennsylvania, Revenue Bonds, Heritage Valley Health System, Inc., Series 2012, 5.000%, 5/15/26	5/21 at 100.00	AA–	3,861,547
1,400	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Reading Hospital and Medical Center Project, Series 2012A, 5.000%, 11/01/44	5/22 at 100.00	AA	1,553,552
890	Central Bradford Progress Authority, Pennsylvania, Revenue Bonds, Guthrie Health, Series 2011, 5.375%, 12/01/41	12/21 at 100.00	AA–	1,013,870
2,460	Centre County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Mount Nittany Medical Center Project, Series 2011, 7.000%, 11/15/46	11/21 at 100.00	A–	3,143,782
595	Chester County Health and Educational Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010A, 5.000%, 5/15/40	5/20 at 100.00	AA	658,677
1,200	Dauphin County General Authority, Pennsylvania, Health System Revenue Bonds, Pinnacle Health System Project, Series 2012A, 5.000%, 6/01/42	6/22 at 100.00	A	1,295,844
500	Doylestown Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Series 2013A, 5.000%, 7/01/28	7/23 at 100.00	BBB	545,565
1,300	Erie County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Saint Vincent Health Center Project, Series 2010A, 7.000%, 7/01/27	7/20 at 100.00	Ba2	1,437,618
280	Erie County Hospital Authority, Pennsylvania, Revenue Bonds, Hamot Health Foundation, Series 2007, 5.000%, 11/01/37 – CIFG Insured	11/17 at 100.00	Aa3	299,102
3,335	Franklin County Industrial Development Authority, Pennsylvania, Revenue Bonds, Chambersburg Hospital Project, Series 2010, 5.375%, 7/01/42	7/20 at 100.00	A+	3,678,272
1,190	Lancaster County Hospital Authority, Pennsylvania, Health System Revenue Bonds, Lancaster General Hospital Project, Tender Option Bond 4234, 13.569%, 1/01/36 (IF)	1/22 at 100.00	AA–	1,616,829
1,890	Lancaster County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, The Lancaster General Hospital Project, Series 2007A, 5.000%, 3/15/26	3/17 at 100.00	AA–	2,110,487
	Lebanon County Health Facilities Authority, Pennsylvania, Revenue Bonds, Good Samaritan Hospital Project, Series 2002:
250	5.800%, 11/15/22	5/13 at 101.00	Ba2	250,533
2,800	5.900%, 11/15/28	11/13 at 100.00	Ba2	2,802,268
3,280	Lehigh County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh Valley Health Network, Series 2008A, 5.000%, 7/01/33 – AGM Insured	7/18 at 100.00	AA–	3,516,258
1,620	Lehigh County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh Valley Health Network, Series 2012B, 4.000%, 7/01/43	No Opt. Call	A+	1,626,723
5,345	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Series 2007, 5.000%, 11/01/30 – AGC Insured	11/17 at 100.00	AA–	5,995,807

70	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$1,700	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Series 2012, 4.000%, 11/01/32	No Opt. Call	A	$1,723,511
	Lycoming County Authority, Pennsylvania, Health System Revenue Bonds, Susquehanna Health System Project, Series 2009A:
3,000	5.500%, 7/01/28	7/19 at 100.00	A–	3,301,350
1,000	5.750%, 7/01/39	7/19 at 100.00	A–	1,104,260
	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical Center, Series 2012A:
290	4.000%, 1/01/25	1/22 at 100.00	A	304,628
740	5.000%, 1/01/41	1/22 at 100.00	A	799,637
710	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical Center, Series 2007, 5.125%, 1/01/37	1/17 at 100.00	A	742,518
1,600	Montgomery County Higher Education and Health Authority, Pennsylvania, Hospital Revenue Bonds, Abington Memorial Hospital Obligated Group, Series 2012A, 5.000%, 6/01/31	6/22 at 100.00	A	1,791,312
215	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.375%, 8/01/38	8/20 at 100.00	AA	248,125
1,000	Northampton County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Saint Lukes Hospital Project, Series 2008A, 5.500%, 8/15/35	8/18 at 100.00	A3	1,095,030
390	Pennsylvania Economic Development Financing Authority, Health System Revenue Bonds , Albert Einstein Healthcare, Series 2009A, 6.250%, 10/15/23	10/19 at 100.00	BBB+	460,430
1,240	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of Pennsylvania Health System, Series 2012A, 5.000%, 8/15/42	8/22 at 100.00	AA–	1,386,915
1,795	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010B, 5.000%, 5/15/40	5/20 at 100.00	AA	1,967,015
1,165	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Children’s Hospital of Philadelphia, Tender Option Bond Trust 3975, 13.560%, 7/01/19 (IF)	No Opt. Call	AA	1,588,058
1,800	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series 2012A, 5.625%, 7/01/42	7/22 at 100.00	BBB–	1,957,698
1,613	South Fork Municipal Authority, Pennsylvania, Hospital Revenue Bonds, Conemaugh Valley Memorial Hospital, 5.500%, 7/01/29	7/20 at 100.00	BBB+	1,785,188
	Southcentral Pennsylvania General Authority, Revenue Bonds, Hanover Hospital Inc., Series 2005:
525	5.000%, 12/01/27 – RAAI Insured	12/15 at 100.00	BBB–	540,708
370	5.000%, 12/01/29 – RAAI Insured	12/15 at 100.00	BBB–	379,313
	Union County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Evangelical Community Hospital Project, Refunding and Improvement Series 2011:
1,635	6.875%, 8/01/31	8/21 at 100.00	BBB+	2,038,747
1,365	7.000%, 8/01/41	8/21 at 100.00	BBB+	1,686,567
1,875	West Shore Area Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of the Sisters of Christian Charity Project, Series 2011, 6.500%, 1/01/36	1/21 at 100.00	BBB+	2,227,481
1,280	West Shore Area Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of the Sisters of Christian Charity, Series 2011B, 5.625%, 1/01/32	1/22 at 100.00	BBB+	1,440,525
59,708	Total Health Care			66,602,765
	Housing/Multifamily – 4.3% (2.9% of Total Investments)
200	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University Foundation Student Housing Project, Series 2010, 6.000%, 7/01/43	7/20 at 100.00	Baa3	226,170
	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Foundation for Student Housing at Indiana University, Project Series 2012A:
1,000	5.000%, 7/01/27	7/22 at 100.00	BBB+	1,118,830
400	5.000%, 7/01/32	7/22 at 100.00	BBB+	436,688
140	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Shippensburg University Student Services, Inc. Student Housing Project at Shippensburg University of Pennsylvania, Series 2012, 5.000%, 10/01/44	No Opt. Call	BBB–	151,809
5,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Slippery Rock University Foundation Inc., Series 2007A, 5.000%, 7/01/39 – SYNCORA GTY Insured	7/17 at 100.00	BBB+	5,196,800

Nuveen Investments	71

Nuveen Pennsylvania Investment Quality Municipal Fund (continued)
NQP	Portfolio of Investments
April 30, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Multifamily (continued)
$3,300	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Slippery Rock University Foundation Inc., Student Housing Project, Series 2005A, 5.000%, 7/01/37 – SYNCORA GTY Insured	7/15 at 100.00	BBB+	$3,371,874
800	Philadelphia Authority for Industrial Development, Pennsylvania, Multifamily Housing Revenue Bonds, PresbyHomes Germantown-Morrisville Project, Series 2005A, 5.625%, 7/01/35	5/15 at 102.00	Baa3	814,632
10,840	Total Housing/Multifamily			11,316,803
	Housing/Single Family – 5.1% (3.4% of Total Investments)
1,215	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2006-96B, 3.950%, 4/01/16	No Opt. Call	AA+	1,294,765
1,355	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2007-97A, 4.600%, 10/01/27 (Alternative Minimum Tax)	10/16 at 100.00	AA+	1,406,815
1,350	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2007-98A, 4.850%, 10/01/31 (Alternative Minimum Tax)	10/16 at 100.00	AA+	1,400,315
2,800	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2011-112, 5.000%, 10/01/25	10/20 at 100.00	AA+	3,060,792
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2012-114:
1,875	3.300%, 10/01/32	No Opt. Call	AA+	1,864,313
815	3.650%, 10/01/37	No Opt. Call	AA+	818,505
1,175	3.700%, 10/01/42	No Opt. Call	AA+	1,180,299
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Tender Option Bonds Trust 3950:
1,000	12.321%, 4/01/27 (IF)	4/21 at 100.00	AA+	1,279,770
300	10.496%, 4/01/33 (WI/DD, Settling 5/02/13) (IF)	10/22 at 100.00	AA+	306,309
525	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Tender Option Bonds Trust 4296, 14.310%, 4/01/29 (WI/DD, Settling 5/02/13) (Alternative Minimum Tax) (IF)	10/22 at 100.00	AA+	576,230
12,410	Total Housing/Single Family			13,188,113
	Industrials – 1.5% (1.0% of Total Investments)
	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Refunding Bonds, Amtrak Project, Series 2012A:
1,275	5.000%, 11/01/23 (Alternative Minimum Tax)	11/22 at 100.00	A1	1,497,717
2,000	5.000%, 11/01/41 (Alternative Minimum Tax)	11/22 at 100.00	A1	2,175,780
350	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Project, Series 2009, 1.750%, 12/01/33 (Mandatory put 12/01/15)	No Opt. Call	BBB	357,634
3,625	Total Industrials			4,031,131
	Long-Term Care – 4.0% (2.7% of Total Investments)
1,500	Cumberland County Municipal Authority Revenue Bonds, Pennsylvania, Diakon Lutheran Social Ministries Project, Series 2009, 6.375%, 1/01/39	1/19 at 100.00	BBB+	1,685,475
1,330	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries, Series 2007, 5.000%, 1/01/36	1/17 at 100.00	BBB+	1,378,572
1,000	Delaware County Authority, Pennsylvania, Revenue Bonds, Elwyn, Inc. Project, Series 2010, 5.000%, 6/01/21	6/17 at 100.00	BBB	1,076,320
	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Masonic Homes Project, Series 2006:
1,550	5.000%, 11/01/26	11/16 at 100.00	A	1,631,329
415	5.000%, 11/01/36	11/16 at 100.00	A	431,671
220	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Saint Anne’s Retirement Community, Inc. , Series 2012, 5.000%, 4/01/33	4/22 at 100.00	BB+	224,272
1,500	Langhorne Manor Borough Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Woods Services Project, Series 2013, 4.000%, 11/15/38 (WI/DD, Settling 5/02/13)	11/18 at 100.00	A–	1,489,290
900	Montgomery Count Industrial Development Authority, Pennsylvania, Revenue Refunding Bonds, ACTS Retirement-Life Communities, Inc., Series 2012, 5.000%, 11/15/26	5/22 at 100.00	A–	1,015,758
1,500	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Philadelphia Corporation for the Aging Project, Series 2001B, 5.250%, 7/01/26 – AMBAC Insured	7/13 at 100.00	Baa1	1,503,705
9,915	Total Long-Term Care			10,436,392

72	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Materials – 1.2% (0.8% of Total Investments)
$1,260	Bradford County Industrial Development Authority, Pennsylvania, Solid Waste Disposal Revenue Bonds, International Paper Company, Series 2005B, 5.200%, 12/01/19 (Alternative Minimum Tax)	12/15 at 100.00	BBB	$1,366,760
1,750	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, National Gypsum Company, Series 1997B, 6.125%, 11/01/27 (Alternative Minimum Tax)	11/13 at 100.00	N/R	1,750,000
3,010	Total Materials			3,116,760
	Tax Obligation/General – 36.5% (24.2% of Total Investments)
3,430	Allegheny County, Pennsylvania, General Obligation Bonds, Series 2011C-65, 5.375%, 5/01/31	5/21 at 100.00	A+	3,919,221
3,000	Bethel Park School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2009, 5.000%, 8/01/29	8/19 at 100.00	Aa2	3,597,630
	Centre County, Pennsylvania, General Obligation Bonds, Series 2012B:
310	4.000%, 7/01/24	7/20 at 100.00	AA	347,253
1,430	4.000%, 7/01/25	7/20 at 100.00	AA	1,585,312
915	4.000%, 7/01/26	7/20 at 100.00	AA	1,003,609
6,000	Delaware Valley Regional Finance Authority, Pennsylvania, Local Government Revenue Bonds, Series 2002, 5.750%, 7/01/17 (UB)	No Opt. Call	A+	6,933,480
7,350	Erie City School District, Erie County, Pennsylvania, General Obligation Bonds, Series 2000, 0.000%, 9/01/30 – AMBAC Insured	No Opt. Call	N/R	3,596,870
4,715	Gateway School District, Allegheny County, Pennsylvania, General Obligation Bonds, Refunding Series 2012, 4.000%, 10/15/32	10/22 at 100.00	Aa3	4,975,928
1,050	Hampton Township School District, Allegheny County, Pennsylvania, General Obligation Bonds, Refunding Series 2011A, 4.000%, 11/15/18	No Opt. Call	AA–	1,211,595
2,000	Hempfield School District, Lancaster County, Pennsylvania, General Obligation Bonds, Series 2011A, 4.000%, 10/15/15	No Opt. Call	Aa2	2,169,880
1,260	Luzerne County, Pennsylvania, General Obligation Bonds, Series 2003C, 5.250%, 12/15/16 –FGIC Insured	No Opt. Call	N/R	1,389,465
5,000	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of Philadelphia, Series 2006B, 5.000%, 6/01/33 – AGM Insured (UB)	12/16 at 100.00	AA	5,415,550
4,830	Pennsylvania State, General Obligation Bonds, Series 2007, Residuals 1986, 12.706%, 3/01/27 (IF)	3/17 at 100.00	AA+	6,510,792
1,675	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2007A, 5.000%, 6/01/34 – FGIC Insured	No Opt. Call	AA	2,051,674
2,620	Philadelphia, Pennsylvania, General Obligation Bonds, Refunding Series 2011, 6.500%, 8/01/41	8/20 at 100.00	A2	3,187,833
4,135	Pine-Richland School District, Pennsylvania, General Obligation Bonds, School Improvement Series 2005, 5.000%, 7/15/35 – AGM Insured	7/15 at 100.00	AA–	4,418,041
3,000	Pittsburgh School District, Allegheny County, Pennsylvania, General Obligation Refunding Bonds, Series 2002A, 5.500%, 9/01/15 – AGM Insured	No Opt. Call	AA–	3,323,070
	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2012B:
2,590	5.000%, 9/01/25	9/22 at 100.00	A1	3,064,125
2,965	5.000%, 9/01/26	9/22 at 100.00	A1	3,474,921
1,765	Radnor Township School District, Delaware County, Pennsylvania, General Obligation Bonds, Series 2012, 3.000%, 2/15/34	2/18 at 100.00	Aa2	1,762,723
1,130	Radnor Township, Pennsylvania, General Obligation Bonds, Series 2012, 4.000%, 11/01/37	11/22 at 100.00	Aa1	1,196,444
1,070	Schuylkill Valley School District, Berks County, Pennsylvania, General Obligation Bonds, Series 2006A, 5.000%, 4/01/22 – FGIC Insured	4/16 at 100.00	Aa3	1,194,580
630	Scranton, Pennsylvania, General Obligation Bonds, Series 2012A, 8.500%, 9/01/22	No Opt. Call	N/R	648,327
630	Scranton, Pennsylvania, General Obligation Bonds, Series 2012C, 7.250%, 9/01/22	No Opt. Call	N/R	614,741
21,000	State Public School Building Authority, Pennsylvania, Lease Revenue Bonds, Philadelphia School District, Series 2003, 5.500%, 6/01/28 – AGM Insured (UB) (4)	No Opt. Call	AA	27,769,350
84,500	Total Tax Obligation/General			95,362,414
	Tax Obligation/Limited – 9.2% (6.1% of Total Investments)
500	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, Series 2012A, 5.000%, 5/01/35	5/22 at 100.00	Baa2	539,845

Nuveen Investments	73

Nuveen Pennsylvania Investment Quality Municipal Fund (continued)
NQP	Portfolio of Investments
April 30, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$300	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Series 2013B, 4.000%, 6/01/15	No Opt. Call	AA–	$321,927
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
1,670	5.250%, 1/01/36	1/22 at 100.00	A	1,887,501
655	5.125%, 1/01/42	1/22 at 100.00	A	732,152
	Pennsylvania Economic Development Financing Authority, Unemployment Compensation Revenue Bonds, Series 2012A:
2,000	5.000%, 7/01/15	No Opt. Call	Aaa	2,204,260
4,000	5.000%, 7/01/16	No Opt. Call	Aaa	4,575,480
2,140	Pennsylvania Turnpike Commission, Oil Franchise Tax Revenue Bonds, Senior Lien Series 2003A, 5.000%, 12/01/32 – NPFG Insured	12/18 at 100.00	AA	2,422,266
2,700	Philadelphia Municipal Authority, Pennsylvania, Lease Revenue Bonds, Series 2003B, 5.250%, 11/15/17 – AGM Insured	11/13 at 100.00	AA–	2,771,820
3,140	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A, 0.000%, 7/01/32 – FGIC Insured	No Opt. Call	BBB+	970,448
2,500	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 6.500%, 8/01/44	8/19 at 100.00	A+	2,838,850
1,625	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A, 5.500%, 8/01/42	2/20 at 100.00	A+	1,712,311
3,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2011A-1, 5.000%, 8/01/43	8/21 at 100.00	A+	3,070,050
24,230	Total Tax Obligation/Limited			24,046,910
	Transportation – 13.2% (8.8% of Total Investments)
400	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40	1/20 at 100.00	A–	447,120
	Delaware River Port Authority, Pennsylvania and New Jersey, Revenue Refunding Bonds, Port District Project, Series 2012:
2,310	5.000%, 1/01/24	No Opt. Call	BBB–	2,692,028
205	5.000%, 1/01/25	No Opt. Call	BBB–	237,413
2,035	Lehigh-Northampton Airport Authority, Pennsylvania, Airport Revenue Bonds, Lehigh Valley Airport System, Series 2000A, 6.000%, 5/15/30 – NPFG Insured (Alternative Minimum Tax)	5/13 at 100.00	Baa2	2,036,791
1,200	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2010A, 5.000%, 12/01/38	12/19 at 100.00	AA	1,332,960
2,500	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2012A, 5.000%, 12/01/31	12/21 at 100.00	AA	2,844,500
3,000	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue, Series 2011B, 5.000%, 12/01/41	12/21 at 100.00	AA	3,341,760
6,600	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E, 0.000%, 12/01/38	12/27 at 100.00	A–	6,773,448
	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2006A:
3,820	5.000%, 12/01/22 – AMBAC Insured	6/16 at 100.00	A+	4,226,410
2,930	5.000%, 12/01/24 – AMBAC Insured	6/16 at 100.00	A+	3,223,059
750	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Lien, Refunding Series 2010B-1, 5.000%, 12/01/37	12/19 at 100.00	A–	810,832
5,600	Philadelphia Airport System, Pennsylvania, Revenue Bonds, Series 2005A, 4.750%, 6/15/35 – NPFG Insured (Alternative Minimum Tax)	6/15 at 100.00	A+	5,845,671
800	Scranton Parking Authority, Pennsylvania, Guaranteed Parking Revenue Bonds, Series 2004, 5.000%, 9/15/33 – FGIC Insured	9/13 at 100.00	N/R	764,983
32,150	Total Transportation			34,576,975
	U.S. Guaranteed – 12.8% (8.5% of Total Investments) (5)
1,500	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Presbyterian Homes Inc., Series 2003A, 5.000%, 12/01/26 (Pre-refunded 6/10/2013) – RAAI Insured	6/13 at 100.00	BBB+ (5)	1,501,080
1,400	Delaware County Regional Water Quality Control Authority, Pennsylvania, Sewerage Revenue Bonds, Series 2004, 5.250%, 5/01/20 (Pre-refunded 5/01/14) – NPFG Insured	5/14 at 100.00	N/R (5)	1,469,608

74	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
$630	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Revenue Bonds, Series 2003, 5.250%, 7/01/17 (Pre-refunded 7/01/13)	7/13 at 100.00	A2 (5)	$635,317
5,525	Hazleton Area School District, Luzerne County, Pennsylvania, General Obligation Bonds, Series 2004, 5.125%, 3/01/28 (Pre-refunded 9/01/14) – AGM Insured	9/14 at 100.00	A1 (5)	5,882,357
1,125	Lehigh County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, St. Luke’s Hospital of Bethlehem, Series 2003, 5.375%, 8/15/33 (Pre-refunded 8/15/13)	8/13 at 100.00	AA+ (5)	1,141,999
1,250	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Series 2004A, 5.500%, 11/01/24 (Pre-refunded 11/01/14)	11/14 at 100.00	A (5)	1,346,238
6,680	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, LaSalle University, Series 2003, 5.500%, 5/01/26 (Pre-refunded 5/01/13)	5/13 at 100.00	BBB+ (5)	6,686,814
1,625	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Ursinus College, Series 2003, 5.375%, 1/01/20 (Pre-refunded 7/01/13) – RAAI Insured	7/13 at 100.00	N/R (5)	1,638,910
1,560	Pennsylvania, General Obligation Bonds, First Series 2006, 5.000%, 10/01/18 (Pre-refunded 10/01/16)	10/16 at 100.00	AA+ (5)	1,798,852
500	Pennsylvania, General Obligation Bonds, Second Series 2005, 5.000%, 1/01/18 (Pre-refunded 1/01/16)	1/16 at 100.00	AA+ (5)	560,650
	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Franklin Towne Charter High School, Series 2006A:
510	5.250%, 1/01/27 (Pre-refunded 1/01/17)	1/17 at 100.00	Baa1 (5)	590,794
860	5.375%, 1/01/32 (Pre-refunded 1/01/17)	1/17 at 100.00	Baa1 (5)	1,000,120
465	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Twelfth Series 1990B, 7.000%, 5/15/20 – NPFG Insured (ETM)	No Opt. Call	A (5)	568,091
960	St. Mary Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2004B, 5.375%, 11/15/34 (Pre-refunded 11/15/14)	11/14 at 100.00	A+ (5)	1,033,171
445	State Public School Building Authority, Pennsylvania, School Revenue Bonds, Conneaut School District, Series 2003, 5.250%, 11/01/21 (Pre-refunded 11/01/13) – FGIC Insured	11/13 at 100.00	A (5)	456,223
2,000	Trinity Area School District, Washington County, Pennsylvania, General Obligation Bonds, Series 2003, 5.250%, 11/01/20 (Pre-refunded 11/01/13) – FGIC Insured	11/13 at 100.00	A+ (5)	2,050,739
2,465	Warrington Township Municipal Authority, Bucks County, Pennsylvania, Water and Sewer Revenue Bonds, Series 1991, 7.100%, 12/01/21 (Pre-refunded 11/15/15) – FGIC Insured	11/15 at 100.00	N/R (5)	2,813,868
1,965	West View Borough Municipal Authority, Allegheny County, Pennsylvania, Special Obligation Bonds, Series 1985A, 9.500%, 11/15/14 (ETM)	No Opt. Call	Aaa	2,169,634
31,465	Total U.S. Guaranteed			33,344,465
	Utilities – 6.4% (4.3% of Total Investments)
1,250	Allegheny County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, Duquesne Light Company, Series 1999A, 4.350%, 12/01/13 – AMBAC Insured	No Opt. Call	A2	1,273,575
5,475	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2008A, 2.700%, 4/01/35 (Mandatory put 4/02/18)	No Opt. Call	BBB–	5,594,300
1,430	Lehigh County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, Pennsylvania Power and Light Company, Series 2005, 4.750%, 2/15/27 – FGIC Insured	2/15 at 100.00	A–	1,465,536
700	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fifth Series 2004A-1, 5.000%, 9/01/26 – AGM Insured	9/14 at 100.00	AA–	732,417
2,000	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Seventeenth Series 2003, 5.375%, 7/01/19 – AGM Insured	7/13 at 100.00	AA–	2,013,980
5,490	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Seventh Series, 2007, 5.000%, 10/01/37 – AMBAC Insured	10/17 at 100.00	BBB+	5,727,168
16,345	Total Utilities			16,806,976
	Water and Sewer – 7.0% (4.6% of Total Investments)
2,100	Allegheny County Sanitary Authority, Pennsylvania, Sewerage Revenue Bonds, Series 2005A, 5.000%, 12/01/21 – NPFG Insured	12/15 at 100.00	A1	2,315,691
2,205	Bethlehem Authority, Northampton and Lehigh Counties, Pennsylvania, Guaranteed Water Revenue Bonds, Series 2004, 5.000%, 11/15/20 – AGM Insured	11/14 at 100.00	AA–	2,360,210

Nuveen Investments	75

Nuveen Pennsylvania Investment Quality Municipal Fund (continued)
NQP	Portfolio of Investments
April 30, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$2,000	Harrisburg Authority, Dauphin County, Pennsylvania, Water Revenue Refunding Bonds, Series 2004, 5.000%, 7/15/22 – AGM Insured	7/14 at 100.00	AA–	$2,021,940
1,600	Luzerne County Industrial Development Authority, Pennsylvania, Water Facility Revenue Refunding Bonds, Pennsylvania-American Water Company, Series 2009, 5.500%, 12/01/39	12/19 at 100.00	A	1,801,248
500	Pennsylvania Economic Development Financing Authority, Sewage Sludge Disposal Revenue Bonds, Philadelphia Biosolids Facility Project, Series 2009, 6.250%, 1/01/32	1/20 at 100.00	BBB	576,150
3,500	Pennsylvania Economic Development Financing Authority, Water Facilities Revenue Bonds, Aqua Pennsylvania, Inc. Project, Series 2009A, 5.000%, 10/01/39	10/19 at 100.00	AA–	3,900,504
2,150	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2005A, 5.000%, 7/01/23 – AGM Insured	7/15 at 100.00	AA–	2,326,579
2,620	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2011A, 5.000%, 1/01/41	1/21 at 100.00	A1	2,946,896
16,675	Total Water and Sewer			18,249,218
$355,758	Total Long-Term Investments (cost $355,271,926) – 148.1%			386,812,562

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Short-Term Investments – 2.5% (1.7% of Total Investments)
	Tax Obligation/Limited – 2.5% (1.7% of Total Investments)
$6,635	Erie County Convention Center Authority, Pennsylvania, Hotel Revenue Bonds, Variable Rate Demand Obligations, Tender Option Bond Trust 4140Z, 0.240%, 1/15/36 – NPFG Insured (6)	No Opt. Call	A-1	$6,635,000
	Total Short-Term Investments (cost $6,635,000)			6,635,000
	Total Investments (cost $361,906,926) – 150.6%			393,447,562
	Floating Rate Obligations – (9.9)%			(25,810,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (43.1)% (7)			(112,500,000)
	Other Assets Less Liabilities – 2.4%			6,057,656
	Net Assets Applicable to Common Shares – 100%			$261,195,218

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)
Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(7)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 28.6%
N/R	Not rated.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

76	Nuveen Investments

Nuveen Pennsylvania Premium Income Municipal Fund 2
NPY	Portfolio of Investments
April 30, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations – 27.1% (18.8% of Total Investments)
$200	Allegheny County Higher Education Building Authority, Pennsylvania, College Revenue Refunding Bonds, Robert Morris College, Series 1998A, 6.000%, 5/01/28	No Opt. Call	Baa3	$236,328
445	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Carnegie Mellon University, Series 2012A, 5.000%, 3/01/24	3/22 at 100.00	AA–	551,680
5,000	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Carnegie Mellon University, Series 2013, 5.000%, 3/01/28	3/23 at 100.00	AA–	6,071,700
	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Duquesne University, Series 2013A:
1,000	5.000%, 3/01/33	3/23 at 100.00	A2	1,155,850
2,965	3.500%, 3/01/34	3/23 at 100.00	A2	2,956,461
1,140	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Robert Morris University, Series 2006A, 4.750%, 2/15/26	2/16 at 100.00	Baa3	1,154,786
	Delaware County Authority, Pennsylvania, Revenue Bonds, Villanova University, Series 2006:
1,565	5.000%, 8/01/23 – AMBAC Insured	8/16 at 100.00	A+	1,761,298
770	5.000%, 8/01/24 – AMBAC Insured	8/16 at 100.00	A+	864,217
	Erie Higher Education Building Authority, Pennsylvania, College Revenue Bonds, Gannon University, Series 2007-GG3:
725	5.000%, 5/01/32 – RAAI Insured	5/17 at 100.00	N/R	752,927
250	5.000%, 5/01/35 – RAAI Insured	5/17 at 100.00	N/R	258,415
3,060	Indiana County Industrial Development Authority, Pennsylvania, Revenue Bonds, Student Cooperative Association Inc./Indiana University of Pennsylvania – Student Union Project, Series 2004, 5.000%, 11/01/24 – AMBAC Insured	11/14 at 100.00	N/R	3,099,749
1,985	Lycoming County Authority, Pennsylvania, Revenue Bonds, Pennsylvania College of Technology, Series 2012, 5.000%, 5/01/32	5/22 at 100.00	A	2,209,186
1,575	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Arcadia University, Series 2006, 4.500%, 4/01/30 – RAAI Insured	4/16 at 100.00	BBB+	1,616,549
855	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Arcadia University, Series 2010, 5.625%, 4/01/40	4/20 at 100.00	BBB+	956,574
325	New Wilmington, Pennsylvania, Revenue, Westminster College, Series 2007G, 5.125%, 5/01/33 – RAAI Insured	5/17 at 100.00	N/R	338,481
4,200	Pennsylvania Higher Educational Facilities Authority, General Revenue Bonds, State System of Higher Education, Series 2008AH, 5.000%, 6/15/33	6/18 at 100.00	AA	4,799,676
1,195	Pennsylvania Higher Educational Facilities Authority, Philadelphia University Refunding Revenue Bonds, Refunding Series 2013, 5.000%, 6/01/32	6/23 at 100.00	BBB	1,316,806
1,285	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Allegheny College, Series 2006, 4.750%, 5/01/31	5/16 at 100.00	A–	1,387,427
2,420	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Drexel University, Series 2007A, 5.000%, 5/01/37 – NPFG Insured	11/17 at 100.00	A	2,640,341
750	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Drexel University, Series 2011A, 5.250%, 5/01/41	5/21 at 100.00	A	851,280
320	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, LaSalle University, Series 2012, 4.000%, 5/01/32	11/22 at 100.00	BBB+	321,635
3,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Temple University, First Series of 2006, 5.000%, 4/01/21 – NPFG Insured	4/16 at 100.00	Aa3	3,362,220
1,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson University, Series 2010, 5.000%, 3/01/40	3/20 at 100.00	A+	1,111,320
300	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson University, Series 2012, 5.000%, 3/01/42	9/22 at 100.00	A+	339,777
2,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of Pennsylvania, Series 2005C, 5.000%, 7/15/38	7/15 at 100.00	AA+	2,154,080
Nuveen Investments	77

Nuveen Pennsylvania Premium Income Municipal Fund 2 (continued)
NPY	Portfolio of Investments
April 30, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of the Sciences in Philadelphia, Series 2012:
$485	4.000%, 11/01/39	11/22 at 100.00	A3	$496,218
2,910	5.000%, 11/01/42	11/22 at 100.00	A3	3,224,309
590	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Ursinus College, Series 2003, 5.500%, 1/01/24 – RAAI Insured	7/13 at 100.00	A–	594,266
700	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Widener University, Series 2003, 5.400%, 7/15/36	7/13 at 100.00	A–	706,566
800	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, York College Project, Series 2005EE1, 5.250%, 11/01/27 – SYNCORA GTY Insured	11/15 at 100.00	A	876,560
1,000	Pennsylvania Higher Educational Facilities Authority, University of the Sciences in Philadelphia Revenue Bonds, Series 2005, 4.750%, 11/01/33 – SYNCORA GTY Insured	5/15 at 100.00	A3	1,057,960
2,000	Pennsylvania State University, General Revenue Bonds, Series 2010, 5.000%, 3/01/35	3/20 at 100.00	AA	2,350,800
10,600	Pennsylvania State University, General Revenue Bonds, Series 2007A, 4.500%, 8/15/36 (UB)	8/16 at 100.00	AA	11,273,100
530	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, MaST Charter School Project, Series 2010, 6.000%, 8/01/35	8/20 at 100.00	BBB+	603,092
1,545	State Public School Building Authority, Pennsylvania, College Revenue Bonds, Montgomery County Community College, Series 2005, 5.000%, 5/01/18 – AMBAC Insured	5/15 at 100.00	Aa3	1,674,919
300	Wilkes-Barre Finance Authority, Pennsylvania, Revenue Bonds, University of Scranton, Series 2010, 5.000%, 11/01/40	11/20 at 100.00	A	333,756
59,790	Total Education and Civic Organizations			65,460,309
	Health Care – 28.4% (19.7% of Total Investments)
	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Ohio Valley General Hospital, Series 2005A:
1,150	5.000%, 4/01/25	4/15 at 100.00	Ba3	1,137,247
1,455	5.125%, 4/01/35	4/15 at 100.00	Ba3	1,393,963
	Beaver County Hospital Authority, Pennsylvania, Revenue Bonds, Heritage Valley Health System, Inc., Series 2012:
1,210	5.000%, 5/15/27	5/21 at 100.00	AA–	1,378,275
2,000	5.000%, 5/15/28	5/21 at 100.00	AA–	2,264,820
2,070	Central Bradford Progress Authority, Pennsylvania, Revenue Bonds, Guthrie Health, Series 2011, 5.375%, 12/01/41	12/21 at 100.00	AA–	2,358,103
1,640	Centre County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Mount Nittany Medical Center Project, Series 2011, 7.000%, 11/15/46	11/21 at 100.00	A–	2,095,854
825	Dauphin County General Authority, Pennsylvania, Health System Revenue Bonds, Pinnacle Health System Project, Series 2012A, 5.000%, 6/01/42	6/22 at 100.00	A	890,893
1,000	Doylestown Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Series 2013A, 5.000%, 7/01/28	7/23 at 100.00	BBB	1,091,130
1,200	Erie County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Saint Vincent Health Center Project, Series 2010A, 7.000%, 7/01/27	7/20 at 100.00	Ba2	1,327,032
395	Erie County Hospital Authority, Pennsylvania, Revenue Bonds, Hamot Health Foundation, Series 2007, 5.000%, 11/01/37 – CIFG Insured	11/17 at 100.00	Aa3	421,947
1,835	Franklin County Industrial Development Authority, Pennsylvania, Revenue Bonds, Chambersburg Hospital Project, Series 2010, 5.375%, 7/01/42	7/20 at 100.00	A+	2,023,877
1,320	Lancaster County Hospital Authority, Pennsylvania, Health System Revenue Bonds, Lancaster General Hospital Project, Tender Option Bond 4234, 13.569%, 1/01/36 (IF)	1/22 at 100.00	AA–	1,793,458
1,885	Lancaster County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, The Lancaster General Hospital Project, Series 2007A, 5.000%, 3/15/26	3/17 at 100.00	AA–	2,104,904
5,000	Lebanon County Health Facilities Authority, Pennsylvania, Revenue Bonds, Good Samaritan Hospital Project, Series 2002, 5.900%, 11/15/28	11/13 at 100.00	Ba2	5,004,050
2,990	Lehigh County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh Valley Health Network, Series 2008A, 5.000%, 7/01/33 – AGM Insured	7/18 at 100.00	AA–	3,205,370

78	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$1,490	Lehigh County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh Valley Health Network, Series 2012B, 4.000%, 7/01/43	No Opt. Call	A+	$1,496,184
4,505	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Series 2007, 5.000%, 11/01/30 – AGC Insured	11/17 at 100.00	AA–	5,053,529
1,700	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Series 2012, 4.000%, 11/01/32	No Opt. Call	A	1,723,511
	Lycoming County Authority, Pennsylvania, Health System Revenue Bonds, Susquehanna Health System Project, Series 2009A:
3,000	5.500%, 7/01/28	7/19 at 100.00	A–	3,301,350
1,000	5.750%, 7/01/39	7/19 at 100.00	A–	1,104,260
890	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical Center, Series 2012A, 5.000%, 1/01/41	1/22 at 100.00	A	961,725
650	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical Center, Series 2007, 5.125%, 1/01/37	1/17 at 100.00	A	679,770
1,450	Montgomery County Higher Education and Health Authority, Pennsylvania, Hospital Revenue Bonds, Abington Memorial Hospital Obligated Group, Series 2012A, 5.000%, 6/01/31	6/22 at 100.00	A	1,623,377
565	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.375%, 8/01/38	8/20 at 100.00	AA	652,050
	Northampton County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Saint Lukes Hospital Project, Series 2008A:
1,235	5.250%, 8/15/23	8/18 at 100.00	A3	1,384,509
1,000	5.500%, 8/15/35	8/18 at 100.00	A3	1,095,030
780	Pennsylvania Economic Development Financing Authority, Health System Revenue Bonds , Albert Einstein Healthcare, Series 2009A, 6.250%, 10/15/23	10/19 at 100.00	BBB+	920,860
930	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of Pennsylvania Health System, Series 2012A, 5.000%, 8/15/42	8/22 at 100.00	AA–	1,040,186
3,575	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010B, 5.000%, 5/15/40	5/20 at 100.00	AA	3,917,592
695	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Children’s Hospital of Philadelphia, Tender Option Bond Trust 3975, 13.560%, 7/01/19 (IF)	No Opt. Call	AA	947,382
2,000	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series 2012A, 5.625%, 7/01/42	7/22 at 100.00	BBB–	2,175,220
2,000	Pottsville Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pottsville Hospital and Warne Clinic, Series 1998, 5.625%, 7/01/24	7/13 at 100.00	N/R	2,001,220
	Southcentral Pennsylvania General Authority, Revenue Bonds, Hanover Hospital Inc., Series 2005:
475	5.000%, 12/01/27 – RAAI Insured	12/15 at 100.00	BBB–	489,212
330	5.000%, 12/01/29 – RAAI Insured	12/15 at 100.00	BBB–	338,306
	Union County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Evangelical Community Hospital Project, Refunding and Improvement Series 2011:
1,495	6.875%, 8/01/31	8/21 at 100.00	BBB+	1,864,175
1,135	7.000%, 8/01/41	8/21 at 100.00	BBB+	1,402,383
1,500	Washington County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, The Washington Hospital Project, Series 2013A, 5.000%, 7/01/28	7/23 at 100.00	BBB+	1,660,590
1,720	West Shore Area Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of the Sisters of Christian Charity Project, Series 2011, 6.500%, 1/01/36	1/21 at 100.00	BBB+	2,043,343
1,300	West Shore Area Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of the Sisters of Christian Charity, Series 2011B, 5.750%, 1/01/41	1/22 at 100.00	BBB+	1,491,360
575	Westmoreland County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Excela Health Project, Series 2010A, 5.125%, 7/01/30	7/20 at 100.00	A3	635,490
61,970	Total Health Care			68,493,537

Nuveen Investments	79

Nuveen Pennsylvania Premium Income Municipal Fund 2 (continued)
NPY	Portfolio of Investments
April 30, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Multifamily – 4.0% (2.7% of Total Investments)
$160	Chester County Industrial Development Authority, Pennsylvania, Student Housing Revenue Bonds, University Student Housing, LLC Project at West Chester University Series 2013A, 5.000%, 8/01/45	8/23 at 100.00	Baa3	$169,456
1,940	Delaware County Industrial Development Authority, Pennsylvania, Multifamily Housing Revenue Bonds, Darby Townhouses Project, Series 2002A, 5.500%, 4/01/32 (Mandatory put 4/01/22) (Alternative Minimum Tax)	10/12 at 100.00	AA+	1,963,532
750	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University Foundation Student Housing Project, Series 2010, 6.000%, 7/01/43	7/20 at 100.00	Baa3	848,138
130	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Shippensburg University Student Services, Inc. Student Housing Project at Shippensburg University of Pennsylvania, Series 2012, 5.000%, 10/01/44	No Opt. Call	BBB–	140,966
	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Slippery Rock University Foundation Inc., Student Housing Project, Series 2005A:
2,035	5.000%, 7/01/19 – SYNCORA GTY Insured	7/15 at 100.00	BBB+	2,153,681
3,400	5.000%, 7/01/37 – SYNCORA GTY Insured	7/15 at 100.00	BBB+	3,474,052
740	Philadelphia Authority for Industrial Development, Pennsylvania, Multifamily Housing Revenue Bonds, PresbyHomes Germantown-Morrisville Project, Series 2005A, 5.625%, 7/01/35	5/15 at 102.00	Baa3	753,535
9,155	Total Housing/Multifamily			9,503,360
	Housing/Single Family – 5.4% (3.7% of Total Investments)
1,355	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2007-97A, 4.600%, 10/01/27 (Alternative Minimum Tax) (UB)	10/16 at 100.00	AA+	1,406,815
1,090	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2007-98A, 4.850%, 10/01/31 (Alternative Minimum Tax) (UB)	10/16 at 100.00	AA+	1,130,624
2,410	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2011-112, 5.000%, 10/01/25	10/20 at 100.00	AA+	2,634,467
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2012-114:
2,380	3.300%, 10/01/32	No Opt. Call	AA+	2,366,434
1,040	3.650%, 10/01/37	No Opt. Call	AA+	1,044,472
1,490	3.700%, 10/01/42	No Opt. Call	AA+	1,496,720
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Tender Option Bonds Trust 3950:
1,820	12.321%, 4/01/27 (IF)	4/21 at 100.00	AA+	2,329,181
225	10.496%, 4/01/33 (WI/DD, Settling 5/02/13) (IF)	10/22 at 100.00	AA+	229,732
395	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Tender Option Bonds Trust 4296, 14.310%, 4/01/29 (WI/DD, Settling 5/02/13) (Alternative Minimum Tax) (IF)	10/22 at 100.00	AA+	433,544
12,205	Total Housing/Single Family			13,071,989
	Industrials – 0.7% (0.5% of Total Investments)
1,220	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Refunding Bonds, Amtrak Project, Series 2012A, 5.000%, 11/01/23 (Alternative Minimum Tax)	11/22 at 100.00	A1	1,433,110
320	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Project, Series 2009, 1.750%, 12/01/33 (Mandatory put 12/01/15)	No Opt. Call	BBB	326,979
1,540	Total Industrials			1,760,089
	Long-Term Care – 5.9% (4.1% of Total Investments)
1,500	Cumberland County Municipal Authority Revenue Bonds, Pennsylvania, Diakon Lutheran Social Ministries Project, Series 2009, 6.375%, 1/01/39	1/19 at 100.00	BBB+	1,685,475
4,905	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries, Series 2007, 5.000%, 1/01/36	1/17 at 100.00	BBB+	5,084,131
500	Delaware County Authority, Pennsylvania, Revenue Bonds, Elwyn, Inc. Project, Series 2010, 5.000%, 6/01/21	6/17 at 100.00	BBB	538,160
	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Masonic Homes Project, Series 2006:
1,565	5.000%, 11/01/31	11/16 at 100.00	A	1,634,658
230	5.000%, 11/01/36	11/16 at 100.00	A	239,239

80	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)
$210	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Saint Anne’s Retirement Community, Inc. , Series 2012, 5.000%, 4/01/33	4/22 at 100.00	BB+	$214,078
825	Montgomery Count Industrial Development Authority, Pennsylvania, Revenue Refunding Bonds, ACTS Retirement-Life Communities, Inc. , Series 2012, 5.000%, 11/15/26	5/22 at 100.00	A–	931,112
	Pennsylvania Economic Development Financing Authority, Revenue Bonds, Dr. Gertrude A. Barber Center Inc., Series 2000:
1,000	6.150%, 12/01/20 – RAAI Insured	8/13 at 100.00	BBB–	1,002,670
2,000	5.900%, 12/01/30 – RAAI Insured	6/13 at 100.00	BBB–	2,002,800
930	Pennsylvania Economic Development Financing Authority, Revenue Bonds, Northwestern Human Services Inc., Series 1998A, 5.250%, 6/01/28	6/13 at 100.00	N/R	930,893
13,665	Total Long-Term Care			14,263,216
	Materials – 2.4% (1.7% of Total Investments)
1,190	Bradford County Industrial Development Authority, Pennsylvania, Solid Waste Disposal Revenue Bonds, International Paper Company, Series 2005B, 5.200%, 12/01/19 (Alternative Minimum Tax)	12/15 at 100.00	BBB	1,290,829
4,500	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, National Gypsum Company, Series 1997B, 6.125%, 11/01/27 (Alternative Minimum Tax)	11/13 at 100.00	N/R	4,500,000
5,690	Total Materials			5,790,829
	Tax Obligation/General – 20.1% (14.0% of Total Investments)
3,965	Allegheny County, Pennsylvania, General Obligation Bonds, Series C69-C70 of 2012, 5.000%, 12/01/37	12/22 at 100.00	A+	4,369,271
3,025	Bethel Park School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2009, 5.000%, 8/01/29	8/19 at 100.00	Aa2	3,627,610
	Harrisburg Redevelopment Authority, Dauphin County, Pennsylvania, Guaranteed Revenue Bonds, Series 1998B:
1,750	0.000%, 5/01/22 – AGM Insured	5/16 at 75.56	AA–	1,084,615
2,750	0.000%, 11/01/22 – AGM Insured	5/16 at 73.64	AA–	1,659,708
2,750	0.000%, 5/01/23 – AGM Insured	5/16 at 71.71	AA–	1,608,338
260	Lower Merion School District, Montgomery County, Pennsylvania, General Obligation Bonds, Series 2007, 5.000%, 9/01/23	9/17 at 100.00	Aaa	304,619
2,115	Owen J. Roberts School District, Chester County, Pennsylvania, General Obligation Bonds, Series 2006, 5.000%, 5/15/24 – AGM Insured	5/16 at 100.00	Aa2	2,385,001
4,835	Pennsylvania State, General Obligation Bonds, Series 2007, Residuals 1986, 12.559%, 3/01/15 (IF)	No Opt. Call	AA+	6,517,532
1,500	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2007A, 5.000%, 6/01/34 – FGIC Insured	No Opt. Call	AA	1,837,320
	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2011C:
1,000	5.000%, 9/01/14	No Opt. Call	AA	1,061,110
1,400	5.000%, 9/01/15	No Opt. Call	AA	1,541,694
1,555	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2011D, 4.000%, 9/01/15	No Opt. Call	AA	1,676,383
3,775	Pine-Richland School District, Pennsylvania, General Obligation Bonds, School Improvement Series 2005, 5.000%, 7/15/35 – AGM Insured	7/15 at 100.00	AA–	4,033,399
3,050	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2012B, 5.000%, 9/01/26	9/22 at 100.00	A1	3,574,539
2,700	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2006B, 5.250%, 9/01/16 – AGM Insured	No Opt. Call	AA–	3,069,009
1,600	Radnor Township School District, Delaware County, Pennsylvania, General Obligation Bonds, Series 2012, 3.000%, 2/15/34	2/18 at 100.00	Aa2	1,597,936
6,710	Reading School District, Berks County, Pennsylvania, General Obligation Bonds, Series 2003B, 0.000%, 1/15/32 – FGIC Insured	No Opt. Call	A	3,308,835
585	Scranton, Pennsylvania, General Obligation Bonds, Series 2012A, 8.500%, 9/01/22	No Opt. Call	N/R	602,018

Nuveen Investments	81

Nuveen Pennsylvania Premium Income Municipal Fund 2 (continued)
NPY	Portfolio of Investments
April 30, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$585	Scranton, Pennsylvania, General Obligation Bonds, Series 2012C, 7.250%, 9/01/22	No Opt. Call	N/R	$570,831
1,400	Woodland Hills School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2005D, 5.000%, 9/01/17 – AGM Insured	9/15 at 100.00	AA–	1,546,188
2,400	York County, Pennsylvania, General Obligation Bonds, Series 2006, 5.000%, 6/01/33 – NPFG Insured	12/15 at 100.00	AA	2,610,432
49,710	Total Tax Obligation/General			48,586,388
	Tax Obligation/Limited – 10.3% (7.1% of Total Investments)
500	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, Series 2012A, 5.000%, 5/01/35	5/22 at 100.00	Baa2	539,845
1,500	Erie County Convention Center Authority, Pennsylvania, Convention Center Revenue Bonds, Series 2005, 5.000%, 1/15/36 – FGIC Insured	1/15 at 100.00	AA	1,586,550
3,000	Pennsylvania Economic Development Financing Authority, Unemployment Compensation Revenue Bonds, Series 2012A, 5.000%, 7/01/16	No Opt. Call	Aaa	3,431,610
1,950	Pennsylvania Turnpike Commission, Oil Franchise Tax Revenue Bonds, Senior Lien Series 2003A, 5.000%, 12/01/32 – NPFG Insured	12/18 at 100.00	AA	2,207,205
5,015	Philadelphia Municipal Authority, Pennsylvania, Lease Revenue Bonds, Series 2003B, 5.250%, 11/15/17 – AGM Insured	11/13 at 100.00	AA–	5,148,399
2,550	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Hotel Room Excise Tax Revenue Bonds, Refunding Series 2012, 5.000%, 2/01/26 – AGC Insured	8/22 at 100.00	AA–	2,982,480
6,000	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.500%, 7/01/29 – AMBAC Insured	No Opt. Call	Baa3	6,251,580
2,880	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A, 0.000%, 7/01/32 – FGIC Insured	No Opt. Call	BBB+	890,093
5,670	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Senior Series 2011C, 0.000%, 8/01/39	No Opt. Call	AA–	1,359,269
435	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/19 – NPFG Insured	No Opt. Call	BBB+	471,088
29,500	Total Tax Obligation/Limited			24,868,119
	Transportation – 10.6% (7.4% of Total Investments)
1,480	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40	1/20 at 100.00	A–	1,654,344
	Delaware River Port Authority, Pennsylvania and New Jersey, Revenue Refunding Bonds, Port District Project, Series 2012:
1,270	5.000%, 1/01/22	No Opt. Call	BBB–	1,499,235
1,080	5.000%, 1/01/23	No Opt. Call	BBB–	1,276,495
2,200	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2010A, 5.000%, 12/01/38	12/19 at 100.00	AA	2,443,760
5,500	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E, 0.000%, 12/01/38	12/27 at 100.00	A–	5,644,540
2,680	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2006A, 5.000%, 12/01/24 – AMBAC Insured	6/16 at 100.00	A+	2,948,054
1,400	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Lien, Refunding Series 2010B-1, 5.000%, 12/01/37	12/19 at 100.00	A–	1,513,554
3,490	Philadelphia Airport System, Pennsylvania, Revenue Bonds, Series 2005A, 4.750%, 6/15/35 – NPFG Insured (Alternative Minimum Tax)	6/15 at 100.00	A+	3,643,106
2,000	Pittsburgh Public Parking Authority, Pennsylvania, Parking Revenue Bonds, Series 2005B, 5.000%, 12/01/23 – FGIC Insured	12/15 at 100.00	N/R	2,095,720
2,250	Scranton Parking Authority, Pennsylvania , Guaranteed Revenue Bonds, Series 2007, 5.250%, 6/01/39 – RAAI Insured	6/17 at 100.00	N/R	2,001,735
940	Scranton Parking Authority, Pennsylvania, Guaranteed Parking Revenue Bonds, Series 2004, 5.000%, 9/15/33 – FGIC Insured	9/13 at 100.00	N/R	898,856
24,290	Total Transportation			25,619,399

82	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed – 14.4% (9.9% of Total Investments) (4)
$1,245	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Duquesne University, Series 2004A, 5.000%, 3/01/19 (Pre-refunded 3/01/14) – FGIC Insured	3/14 at 100.00	A– (4)	$1,293,630
1,000	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Presbyterian Homes Inc., Series 2003A, 5.000%, 12/01/22 (Pre-refunded 6/10/13) – RAAI Insured	6/13 at 100.00	BBB+ (4)	1,001,190
	Delaware County Authority, Pennsylvania, Revenue Refunding Bonds, Villanova University, Series 2003:
1,705	5.250%, 8/01/19 (Pre-refunded 8/01/13) – FGIC Insured	8/13 at 100.00	A1 (4)	1,726,449
1,350	5.250%, 8/01/20 (Pre-refunded 8/01/13) – FGIC Insured	8/13 at 100.00	A1 (4)	1,366,983
1,000	5.250%, 8/01/21 (Pre-refunded 8/01/13) – FGIC Insured	8/13 at 100.00	A1 (4)	1,012,580
1,615	Delaware County Regional Water Quality Control Authority, Pennsylvania, Sewerage Revenue Bonds, Series 2004, 5.250%, 5/01/23 (Pre-refunded 5/01/14) – NPFG Insured	5/14 at 100.00	N/R (4)	1,695,298
650	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Revenue Bonds, Series 2003, 5.250%, 7/01/17 (Pre-refunded 7/01/13)	7/13 at 100.00	A2 (4)	655,486
3,500	Hazleton Area School District, Luzerne County, Pennsylvania, General Obligation Bonds, Series 2004, 5.125%, 3/01/28 (Pre-refunded 9/01/14) – AGM Insured	9/14 at 100.00	A1 (4)	3,726,380
1,250	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Series 2004A, 5.500%, 11/01/24 (Pre-refunded 11/01/14)	11/14 at 100.00	A (4)	1,346,238
475	Pennsylvania Higher Educational Facilities Authority, College Revenue Bonds, Ninth Series 1976, 7.625%, 7/01/15 (ETM)	No Opt. Call	Aaa	511,870
720	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Ursinus College, Series 2003, 5.500%, 1/01/24 (Pre-refunded 7/01/13) – RAAI Insured	7/13 at 100.00	N/R (4)	726,314
3,200	Pennsylvania, General Obligation Bonds, First Series 2006, 5.000%, 10/01/18 (Pre-refunded 10/01/16)	10/16 at 100.00	AA+ (4)	3,689,952
1,000	Pennsylvania, General Obligation Bonds, Second Series 2005, 5.000%, 1/01/18 (Pre-refunded 1/01/16)	1/16 at 100.00	AA+ (4)	1,121,300
	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Franklin Towne Charter High School, Series 2006A:
470	5.250%, 1/01/27 (Pre-refunded 1/01/17)	1/17 at 100.00	Baa1 (4)	544,457
790	5.375%, 1/01/32 (Pre-refunded 1/01/17)	1/17 at 100.00	Baa1 (4)	918,715
3,385	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Presbyterian Medical Center of Philadelphia, Series 1993, 6.650%, 12/01/19 (ETM)	No Opt. Call	AA+ (4)	4,096,256
1,970	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/19 – NPFG Insured (ETM)	No Opt. Call	A (4)	2,512,006
1,015	St. Mary Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2004B, 5.375%, 11/15/34 (Pre-refunded 11/15/14)	11/14 at 100.00	A+ (4)	1,092,363
4,060	State Public School Building Authority, Pennsylvania, Lease Revenue Bonds, Philadelphia School District, Series 2003, 5.000%, 6/01/33 (Pre-refunded 6/01/13) – AGM Insured	6/13 at 100.00	AA+ (4)	4,076,768
	State Public School Building Authority, Pennsylvania, School Revenue Bonds, Conneaut School District, Series 2003:
360	5.250%, 11/01/21 (Pre-refunded 11/01/13) – FGIC Insured	11/13 at 100.00	A (4)	369,079
490	5.250%, 11/01/22 (Pre-refunded 11/01/13) – FGIC Insured	11/13 at 100.00	A (4)	502,358
605	West View Borough Municipal Authority, Allegheny County, Pennsylvania, Special Obligation Bonds, Series 1985A, 9.500%, 11/15/14 (ETM)	No Opt. Call	Aaa	668,005
31,855	Total U.S. Guaranteed			34,653,677

Nuveen Investments	83

Nuveen Pennsylvania Premium Income Municipal Fund 2 (continued)
NPY	Portfolio of Investments
April 30, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities – 4.3% (3.0% of Total Investments)
$1,125	Allegheny County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, Duquesne Light Company, Series 1999A, 4.350%, 12/01/13 – AMBAC Insured	No Opt. Call	A2	$1,146,218
2,150	Lehigh County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, Pennsylvania Power and Light Company, Series 2005, 4.750%, 2/15/27 – FGIC Insured	2/15 at 100.00	A–	2,203,428
700	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fifth Series 2004A-1, 5.000%, 9/01/26 – AGM Insured	9/14 at 100.00	AA–	732,417
1,000	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Seventeenth Series 2003, 5.375%, 7/01/19 – AGM Insured	7/13 at 100.00	AA–	1,006,987
5,050	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Seventh Series, 2007, 5.000%, 10/01/37 – AMBAC Insured	10/17 at 100.00	BBB+	5,268,158
10,025	Total Utilities			10,357,208
	Water and Sewer – 10.6% (7.4% of Total Investments)
	Allegheny County Sanitary Authority, Pennsylvania, Sewerage Revenue Bonds, Series 2005A:
1,900	5.000%, 12/01/21 – NPFG Insured	12/15 at 100.00	A1	2,095,149
2,120	5.000%, 12/01/23 – NPFG Insured	12/15 at 100.00	A1	2,329,732
545	5.000%, 12/01/30 – NPFG Insured	12/15 at 100.00	A1	591,919
2,500	Bethlehem Authority, Northampton and Lehigh Counties, Pennsylvania, Guaranteed Water Revenue Bonds, Series 2004, 5.000%, 11/15/20 – AGM Insured	11/14 at 100.00	AA–	2,675,975
	Bucks County Water and Sewer Authority, Pennsylvania, Revenue Bonds, Tender Option Bond Trust 4015:
1,665	13.151%, 12/01/19 – AGM Insured (IF) (5)	No Opt. Call	AA–	2,480,584
205	13.138%, 12/01/19 – AGM Insured (IF) (5)	No Opt. Call	AA–	300,756
2,000	Harrisburg Authority, Dauphin County, Pennsylvania, Water Revenue Refunding Bonds, Series 2004, 5.000%, 7/15/22 – AGM Insured	7/14 at 100.00	AA–	2,021,940
1,600	Luzerne County Industrial Development Authority, Pennsylvania, Water Facility Revenue Refunding Bonds, Pennsylvania-American Water Company, Series 2009, 5.500%, 12/01/39	12/19 at 100.00	A	1,801,248
	Norristown Municipal Waste Authority, Pennsylvania, Sewer Revenue Bonds, Series 2003:
1,140	5.125%, 11/15/22 – FGIC Insured	11/13 at 100.00	N/R	1,154,056
2,535	5.125%, 11/15/23 – FGIC Insured	11/13 at 100.00	N/R	2,564,812
500	Pennsylvania Economic Development Financing Authority, Sewage Sludge Disposal Revenue Bonds, Philadelphia Biosolids Facility Project, Series 2009, 6.250%, 1/01/32	1/20 at 100.00	BBB	576,150
2,000	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2005A, 5.000%, 7/01/23 – AGM Insured	7/15 at 100.00	AA–	2,164,260

84	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$2,440	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2011A, 5.000%, 1/01/41	1/21 at 100.00	A1	$2,744,437
2,000	Unity Township Municipal Authority, Pennsylvania, Sewerage Revenue Bonds, Series 2004, 5.000%, 12/01/34 – AGM Insured	12/14 at 100.00	AA–	2,109,759
23,150	Total Water and Sewer			25,610,777
$332,545	Total Investments (cost $320,017,036) – 144.2%			348,038,897
	Floating Rate Obligations – (3.1)%			(7,555,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (43.5)% (6)			(105,000,000)
	Other Assets Less Liabilities – 2.4%			5,955,641
	Net Assets Applicable to Common Shares – 100%			$241,439,538

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 30.2%
N/R	Not rated.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	85

Nuveen Pennsylvania Dividend Advantage Municipal Fund
NXM	Portfolio of Investments
April 30, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 2.4% (1.7% of Total Investments)
$1,000	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Procter & Gamble Paper Project, Series 2001, 5.375%, 3/01/31 (Alternative Minimum Tax)	No Opt. Call	AA–	$1,265,550
	Education and Civic Organizations – 22.3% (15.8% of Total Investments)
100	Allegheny County Higher Education Building Authority, Pennsylvania, College Revenue Refunding Bonds, Robert Morris College, Series 1998A, 6.000%, 5/01/28	No Opt. Call	Baa3	118,164
235	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Robert Morris University, Series 2006A, 4.750%, 2/15/26	2/16 at 100.00	Baa3	238,048
700	Chester County Health and Education Facilities Authority, Pennsylvania, Revenue Bonds, Immaculata University, Series 2005, 5.500%, 10/15/25	10/15 at 102.00	N/R	729,127
720	Chester County Industrial Development Authority, Pennsylvania, Avon Grove Charter School Revenue Bonds, Series 2007A, 6.375%, 12/15/37	12/17 at 100.00	BBB–	758,707
300	Delaware County Authority, Pennsylvania, General Revenue Bonds, Eastern University, Series 2006, 4.500%, 10/01/27 – RAAI Insured	10/16 at 100.00	N/R	302,448
	Delaware County Authority, Pennsylvania, Revenue Bonds, Villanova University, Series 2006:
295	5.000%, 8/01/23 – AMBAC Insured	8/16 at 100.00	A+	332,002
145	5.000%, 8/01/24 – AMBAC Insured	8/16 at 100.00	A+	162,742
160	Erie Higher Education Building Authority, Pennsylvania, College Revenue Bonds, Gannon University, Series 2007-GG3, 5.000%, 5/01/32 – RAAI Insured	5/17 at 100.00	N/R	166,163
200	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Arcadia University, Series 2010, 5.625%, 4/01/40	4/20 at 100.00	BBB+	223,760
1,000	Montgomery County Industrial Development Authority, Pennsylvania, Revenue Bonds, Hill School, Series 2005, 5.000%, 8/15/27 – NPFG Insured	8/15 at 100.00	A1	1,079,140
75	New Wilmington, Pennsylvania, Revenue, Westminster College, Series 2007G, 5.125%, 5/01/33 – RAAI Insured	5/17 at 100.00	N/R	78,111
500	Pennsylvania Higher Educational Facilities Authority, General Revenue Bonds, State System of Higher Education, Refunding Series 2012AN, 5.000%, 6/15/21	No Opt. Call	AA	620,065
900	Pennsylvania Higher Educational Facilities Authority, General Revenue Bonds, State System of Higher Education, Series 2008AH, 5.000%, 6/15/33	6/18 at 100.00	AA	1,028,502
500	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, AICUP Financing Program-Mount Aloysius College Project, Series 2011R-1, 5.000%, 11/01/35	11/21 at 100.00	A–	543,435
220	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Allegheny College, Series 2006, 4.750%, 5/01/31	5/16 at 100.00	A–	237,536
540	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Drexel University, Series 2007A, 5.000%, 5/01/37 – NPFG Insured	11/17 at 100.00	A	589,167
400	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Gwynedd Mercy College, Series 2012-KK1, 5.375%, 5/01/42	5/22 at 100.00	BBB–	425,368
700	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Temple University, First Series of 2006, 5.000%, 4/01/21 – NPFG Insured	4/16 at 100.00	Aa3	784,518
70	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson University, Series 2012, 5.000%, 3/01/42	9/22 at 100.00	A+	79,281
	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of the Sciences in Philadelphia, Series 2012:
120	4.000%, 11/01/39	11/22 at 100.00	A3	122,776
215	5.000%, 11/01/42	11/22 at 100.00	A3	238,222
1,000	Pennsylvania State University, General Revenue Bonds, Series 2010, 5.000%, 3/01/35	3/20 at 100.00	AA	1,175,400
470	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Leadership Learning Partners, Series 2005A, 5.375%, 7/01/36	1/15 at 100.00	N/R	320,493

86	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$110	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, MaST Charter School Project, Series 2010, 6.000%, 8/01/35	8/20 at 100.00	BBB+	$125,170
230	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Richard Allen Preparatory Charter School, Series 2006, 6.250%, 5/01/33	5/16 at 100.00	BBB–	238,896
750	State Public School Building Authority, Pennsylvania, College Revenue Bonds, Northampton County Area Community College, Series 2011, 5.500%, 3/01/31	3/21 at 100.00	A1	868,973
150	Wilkes-Barre Finance Authority, Pennsylvania, Revenue Bonds, University of Scranton, Series 2010, 5.000%, 11/01/40	11/20 at 100.00	A	166,878
10,805	Total Education and Civic Organizations			11,753,092
	Health Care – 27.4% (19.3% of Total Investments)
550	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Ohio Valley General Hospital, Series 2005A, 5.125%, 4/01/35	4/15 at 100.00	Ba3	526,928
385	Allentown Area Hospital Authority, Pennsylvania, Revenue Bonds, Sacred Heart Hospital, Series 2005, 6.000%, 11/15/16	No Opt. Call	N/R	415,142
700	Beaver County Hospital Authority, Pennsylvania, Revenue Bonds, Heritage Valley Health System, Inc., Series 2012, 5.000%, 5/15/27	5/21 at 100.00	AA–	797,349
765	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Reading Hospital and Medical Center Project, Series 2012A, 5.000%, 11/01/44	5/22 at 100.00	AA	848,905
445	Central Bradford Progress Authority, Pennsylvania, Revenue Bonds, Guthrie Health, Series 2011, 5.375%, 12/01/41	12/21 at 100.00	AA–	506,935
175	Dauphin County General Authority, Pennsylvania, Health System Revenue Bonds, Pinnacle Health System Project, Series 2012A, 5.000%, 6/01/42	6/22 at 100.00	A	188,977
200	Erie County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Saint Vincent Health Center Project, Series 2010A, 7.000%, 7/01/27	7/20 at 100.00	Ba2	221,172
80	Erie County Hospital Authority, Pennsylvania, Revenue Bonds, Hamot Health Foundation, Series 2007, 5.000%, 11/01/37 – CIFG Insured	11/17 at 100.00	Aa3	85,458
835	Franklin County Industrial Development Authority, Pennsylvania, Revenue Bonds, Chambersburg Hospital Project, Series 2010, 5.375%, 7/01/42	7/20 at 100.00	A+	920,947
230	Fulton County, Pennsylvania, Industrial Development Authority Hospital Revenue Bonds, Fulton County Medical Center Project, Series 2006, 5.900%, 7/01/40	7/16 at 100.00	N/R	235,614
400	Lancaster County Hospital Authority, Pennsylvania, Health System Revenue Bonds, Lancaster General Hospital Project, Tender Option Bond 4234, 13.569%, 1/01/36 (IF)	1/22 at 100.00	AA–	543,472
600	Lebanon County Health Facilities Authority, Pennsylvania, Revenue Bonds, Good Samaritan Hospital Project, Series 2002, 5.900%, 11/15/28	11/13 at 100.00	Ba2	600,486
650	Lehigh County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh Valley Health Network, Series 2008A, 5.000%, 7/01/33 – AGM Insured	7/18 at 100.00	AA–	696,820
360	Lehigh County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh Valley Health Network, Series 2012B, 4.000%, 7/01/43	No Opt. Call	A+	361,494
1,025	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Series 2007, 5.000%, 11/01/37 – AGC Insured	11/17 at 100.00	AA–	1,135,833
350	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Series 2012, 4.000%, 11/01/32	No Opt. Call	A	354,841
700	Lycoming County Authority, Pennsylvania, Health System Revenue Bonds, Susquehanna Health System Project, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	A–	772,982
	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical Center, Series 2012A:
75	4.000%, 1/01/25	1/22 at 100.00	A	78,783
170	5.000%, 1/01/41	1/22 at 100.00	A	183,700
140	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical Center, Series 2007, 5.125%, 1/01/37	1/17 at 100.00	A	146,412

Nuveen Investments	87

Nuveen Pennsylvania Dividend Advantage Municipal Fund (continued)
NXM	Portfolio of Investments
April 30, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$330	Montgomery County Higher Education and Health Authority, Pennsylvania, Hospital Revenue Bonds, Abington Memorial Hospital Obligated Group, Series 2012A, 5.000%, 6/01/31	6/22 at 100.00	A	$369,458
165	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.375%, 8/01/38	8/20 at 100.00	AA	190,422
310	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of Pennsylvania Health System, Series 2012A, 5.000%, 8/15/42	8/22 at 100.00	AA–	346,729
1,495	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010B, 5.000%, 5/15/40	5/20 at 100.00	AA	1,638,266
230	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Children’s Hospital of Philadelphia, Tender Option Bond Trust 3975, 13.560%, 7/01/19 (IF)	No Opt. Call	AA	313,522
400	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series 2012A, 5.625%, 7/01/42	7/22 at 100.00	BBB–	435,044
25	Pottsville Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pottsville Hospital and Warne Clinic, Series 1998, 5.625%, 7/01/24	7/13 at 100.00	N/R	25,015
240	Southcentral Pennsylvania General Authority, Revenue Bonds, Hanover Hospital Inc., Series 2005, 5.000%, 12/01/25 – RAAI Insured	12/15 at 100.00	BBB–	248,198
625	West Shore Area Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of the Sisters of Christian Charity Project, Series 2011, 6.500%, 1/01/36	1/21 at 100.00	BBB+	742,494
420	West Shore Area Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of the Sisters of Christian Charity, Series 2011B, 5.750%, 1/01/41	1/22 at 100.00	BBB+	481,824
13,075	Total Health Care			14,413,222
	Housing/Multifamily – 2.7% (1.9% of Total Investments)
150	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University Foundation Student Housing Project, Series 2010, 6.000%, 7/01/43	7/20 at 100.00	Baa3	169,628
350	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Foundation for Student Housing at Indiana University, Project Series 2012A, 5.000%, 7/01/32	7/22 at 100.00	BBB+	382,102
50	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Shippensburg University Student Services, Inc. Student Housing Project at Shippensburg University of Pennsylvania, Series 2012, 5.000%, 10/01/44	No Opt. Call	BBB–	54,218
700	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Slippery Rock University Foundation Inc., Student Housing Project, Series 2005A, 5.000%, 7/01/37 – SYNCORA GTY Insured	7/15 at 100.00	BBB+	715,246
100	Philadelphia Authority for Industrial Development, Pennsylvania, Multifamily Housing Revenue Bonds, PresbyHomes Germantown-Morrisville Project, Series 2005A, 5.625%, 7/01/35	5/15 at 102.00	Baa3	101,829
1,350	Total Housing/Multifamily			1,423,023
	Housing/Single Family – 4.9% (3.5% of Total Investments)
240	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2006-96B, 3.950%, 4/01/16	No Opt. Call	AA+	255,756
270	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2007-98A, 4.850%, 10/01/31 (Alternative Minimum Tax) (UB)	10/16 at 100.00	AA+	280,064
400	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2011-112, 5.000%, 10/01/25	10/20 at 100.00	AA+	437,256
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2012-114:
375	3.300%, 10/01/32	No Opt. Call	AA+	372,863
165	3.650%, 10/01/37	No Opt. Call	AA+	165,710
235	3.700%, 10/01/42	No Opt. Call	AA+	236,060
665	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Tender Option Bonds Trust 3950, 12.321%, 4/01/27 (IF)	4/21 at 100.00	AA+	851,047
2,350	Total Housing/Single Family			2,598,756

88	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Industrials – 0.8% (0.6% of Total Investments)
$290	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Refunding Bonds, Amtrak Project, Series 2012A, 5.000%, 11/01/27 (Alternative Minimum Tax)	11/22 at 100.00	A1	$329,385
100	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Project, Series 2009, 1.750%, 12/01/33 (Mandatory put 12/01/15)	No Opt. Call	BBB	102,181
390	Total Industrials			431,566
	Long-Term Care – 13.7% (9.7% of Total Investments)
	Bucks County Industrial Development Authority, Pennsylvania, Revenue Bonds, Lutheran Community at Telford Center, Series 2007:
220	5.750%, 1/01/27	1/17 at 100.00	N/R	226,677
360	5.750%, 1/01/37	1/17 at 100.00	N/R	366,628
1,000	Cumberland County Municipal Authority Revenue Bonds, Pennsylvania, Diakon Lutheran Social Ministries Project, Series 2009, 6.375%, 1/01/39	1/19 at 100.00	BBB+	1,123,650
220	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries, Series 2007, 5.000%, 1/01/36	1/17 at 100.00	BBB+	228,034
230	Delaware County Authority, Pennsylvania, Revenue Bonds, Elwyn, Inc. Project, Series 2010, 5.000%, 6/01/21	6/17 at 100.00	BBB	247,554
200	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Masonic Homes Project, Series 2006, 5.000%, 11/01/36	11/16 at 100.00	A	208,034
50	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Saint Anne’s Retirement Community, Inc. , Series 2012, 5.000%, 4/01/33	4/22 at 100.00	BB+	50,971
185	Lancaster County Hospital Authority, Pennsylvania, Revenue Bonds, Brethren Village Project, Series 2008A, 6.375%, 7/01/30	7/17 at 100.00	N/R	197,623
785	Lebanon County Health Facilities Authority, Pennsylvania, Health Center Revenue Bonds, Pleasant View Retirement Community, Series 2005A, 5.300%, 12/15/26	12/14 at 100.00	N/R	796,241
190	Montgomery Count Industrial Development Authority, Pennsylvania, Revenue Refunding Bonds, ACTS Retirement-Life Communities, Inc. , Series 2012, 5.000%, 11/15/26	5/22 at 100.00	A–	214,438
	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Philadelphia Corporation for the Aging Project, Series 2001B:
670	5.250%, 7/01/23 – AMBAC Insured	7/13 at 100.00	Baa1	672,191
2,875	5.250%, 7/01/31 – AMBAC Insured	7/13 at 100.00	Baa1	2,879,945
6,985	Total Long-Term Care			7,211,986
	Materials – 2.6% (1.8% of Total Investments)
350	Allegheny County Industrial Development Authority, Pennsylvania, Revenue Bonds, United States Steel Corporation, Series 2005, 5.500%, 11/01/16	No Opt. Call	BB	366,594
210	Bradford County Industrial Development Authority, Pennsylvania, Solid Waste Disposal Revenue Bonds, International Paper Company, Series 2005B, 5.200%, 12/01/19 (Alternative Minimum Tax)	12/15 at 100.00	BBB	227,793
750	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, National Gypsum Company, Series 1997B, 6.125%, 11/01/27 (Alternative Minimum Tax)	11/13 at 100.00	N/R	750,000
1,310	Total Materials			1,344,387
	Tax Obligation/General – 23.2% (16.4% of Total Investments)
500	Allegheny County, Pennsylvania, General Obligation Bonds, Series 2011C-65, 5.375%, 5/01/31	5/21 at 100.00	A+	571,315
1,965	Gateway School District, Allegheny County, Pennsylvania, General Obligation Bonds, Refunding Series 2012, 4.000%, 10/15/32	10/22 at 100.00	Aa3	2,073,743
500	Heidelberg, Lebanon County, Pennsylvania, Guaranteed Sewer Revenue Bonds, Series 2011, 5.125%, 12/01/46	12/16 at 100.00	A	529,785
1,000	Luzerne County, Pennsylvania, General Obligation Bonds, Series 2008B, 5.000%, 12/15/27 – AGM Insured	6/18 at 100.00	AA–	1,049,470
375	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2007A, 5.000%, 6/01/34 – FGIC Insured	No Opt. Call	AA	459,330

Nuveen Investments	89

Nuveen Pennsylvania Dividend Advantage Municipal Fund (continued)
NXM	Portfolio of Investments
April 30, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$840	Pine-Richland School District, Pennsylvania, General Obligation Bonds, School Improvement Series 2005, 5.000%, 7/15/35 – AGM Insured	7/15 at 100.00	AA–	$897,498
3,000	Pittsburgh School District, Allegheny County, Pennsylvania, General Obligation Refunding Bonds, Series 2002A, 5.500%, 9/01/14 – AGM Insured	No Opt. Call	AA–	3,193,290
500	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2012B, 5.000%, 9/01/26	9/22 at 100.00	A1	585,990
340	Radnor Township School District, Delaware County, Pennsylvania, General Obligation Bonds, Series 2012, 3.000%, 2/15/34	2/18 at 100.00	Aa2	339,561
505	Radnor Township, Pennsylvania, General Obligation Bonds, Series 2012, 4.000%, 11/01/37	11/22 at 100.00	Aa1	534,694
2,220	Reading School District, Berks County, Pennsylvania, General Obligation Bonds, Series 2003B, 0.000%, 1/15/32 – FGIC Insured	No Opt. Call	A	1,094,726
125	Scranton, Pennsylvania, General Obligation Bonds, Series 2012A, 8.500%, 9/01/22	No Opt. Call	N/R	128,636
125	Scranton, Pennsylvania, General Obligation Bonds, Series 2012C, 7.250%, 9/01/22	No Opt. Call	N/R	121,973
600	York County, Pennsylvania, General Obligation Bonds, Series 2006, 5.000%, 6/01/33 – NPFG Insured	12/15 at 100.00	AA	652,608
12,595	Total Tax Obligation/General			12,232,619
	Tax Obligation/Limited – 14.3% (10.1% of Total Investments)
1,000	Allegheny County Redevelopment Authority, Pennsylvania, TIF Revenue Bonds, Pittsburg Mills Project, Series 2004, 5.600%, 7/01/23	7/15 at 101.00	N/R	1,032,340
225	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, Series 2012A, 5.000%, 5/01/35	5/22 at 100.00	Baa2	242,930
450	Erie County Convention Center Authority, Pennsylvania, Convention Center Revenue Bonds, Series 2005, 5.000%, 1/15/36 – FGIC Insured	1/15 at 100.00	AA	475,965
1,000	Pennsylvania Economic Development Financing Authority, Unemployment Compensation Revenue Bonds, Series 2012A, 5.000%, 7/01/16	No Opt. Call	Aaa	1,143,870
425	Pennsylvania Turnpike Commission, Oil Franchise Tax Revenue Bonds, Senior Lien Series 2003A, 5.000%, 12/01/32 – NPFG Insured	12/18 at 100.00	AA	481,058
1,000	Pennsylvania Turnpike Commission, Registration Fee Revenue Bonds, Series 2005A, 5.250%, 7/15/18 – AGM Insured	No Opt. Call	AA–	1,208,930
1,000	Philadelphia Municipal Authority, Pennsylvania, Lease Revenue Bonds, Series 2003B, 5.250%, 11/15/17 – AGM Insured	11/13 at 100.00	AA–	1,026,600
610	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Hotel Room Excise Tax Revenue Bonds, Refunding Series 2012, 5.000%, 2/01/26 – AGC Insured	8/22 at 100.00	AA–	713,456
750	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.250%, 7/01/33 – NPFG Insured	No Opt. Call	BBB	755,063
630	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A, 0.000%, 7/01/32 – FGIC Insured	No Opt. Call	BBB+	194,708
240	Washington County Redevelopment Authority, Pennsylvania, Tanger Outlet Victory Center Tax Increment Bonds, Series 2006A, 5.450%, 7/01/35	7/17 at 100.00	N/R	246,818
7,330	Total Tax Obligation/Limited			7,521,738
	Transportation – 9.8% (6.9% of Total Investments)
680	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40	1/20 at 100.00	A–	760,104
505	Delaware River Port Authority, Pennsylvania and New Jersey, Revenue Refunding Bonds, Port District Project, Series 2012, 5.000%, 1/01/23	No Opt. Call	BBB–	596,880
	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2010A:
880	0.000%, 12/01/34	12/20 at 100.00	AA	873,717
250	5.000%, 12/01/38	12/19 at 100.00	AA	277,700

90	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$680	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2012A, 5.000%, 12/01/31	12/21 at 100.00	AA	$773,704
420	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2006A, 5.000%, 12/01/24 – AMBAC Insured	6/16 at 100.00	A+	462,008
150	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Lien, Refunding Series 2010B-1, 5.000%, 12/01/37	12/19 at 100.00	A–	162,167
1,000	Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue Bonds, Series 2009C, 0.000%, 6/01/33 – AGM Insured	6/26 at 100.00	AA	1,075,990
160	Scranton Parking Authority, Pennsylvania, Guaranteed Parking Revenue Bonds, Series 2004, 5.000%, 9/15/33 – FGIC Insured	9/13 at 100.00	N/R	152,997
4,725	Total Transportation			5,135,267
	U.S. Guaranteed – 4.9% (3.4% of Total Investments) (4)
130	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Revenue Bonds, Series 2003, 5.250%, 7/01/17 (Pre-refunded 7/01/13)	7/13 at 100.00	A2 (4)	131,097
800	Hazleton Area School District, Luzerne County, Pennsylvania, General Obligation Bonds, Series 2004, 5.125%, 3/01/28 (Pre-refunded 9/01/14) – AGM Insured	9/14 at 100.00	A1 (4)	851,743
250	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Series 2004A, 5.500%, 11/01/24 (Pre-refunded 11/01/14)	11/14 at 100.00	A (4)	269,247
300	Pennsylvania, General Obligation Bonds, First Series 2006, 5.000%, 10/01/18 (Pre-refunded 10/01/16)	10/16 at 100.00	AA+ (4)	345,933
255	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Franklin Towne Charter High School, Series 2006A, 5.250%, 1/01/27 (Pre-refunded 1/01/17)	1/17 at 100.00	Baa1 (4)	295,397
350	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fourth Series 1998, 5.250%, 8/01/18 (Pre-refunded 8/01/13) – AGM Insured	8/13 at 100.00	AA– (4)	354,445
110	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Twelfth Series 1990B, 7.000%, 5/15/20 – NPFG Insured (ETM)	No Opt. Call	A (4)	134,387
170	St. Mary Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2004B, 5.375%, 11/15/34 (Pre-refunded 11/15/14)	11/14 at 100.00	A+ (4)	182,957
2,365	Total U.S. Guaranteed			2,565,206
	Utilities – 5.6% (4.0% of Total Investments)
500	Allegheny County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, Duquesne Light Company, Series 1999A, 4.350%, 12/01/13 – AMBAC Insured	No Opt. Call	A2	509,430
1,125	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2008A, 2.700%, 4/01/35 (Mandatory put 4/02/18)	No Opt. Call	BBB–	1,149,514
140	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fifth Series 2004A-1, 5.000%, 9/01/26 – AGM Insured	9/14 at 100.00	AA–	146,482
1,105	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Seventh Series, 2007, 5.000%, 10/01/37 – AMBAC Insured	10/17 at 100.00	BBB+	1,152,735
2,870	Total Utilities			2,958,161
	Water and Sewer – 7.0% (4.9% of Total Investments)
500	Bethlehem Authority, Northampton and Lehigh Counties, Pennsylvania, Guaranteed Water Revenue Bonds, Series 2004, 5.000%, 11/15/20 – AGM Insured	11/14 at 100.00	AA–	535,195
375	Bucks County Water and Sewer Authority, Pennsylvania, Revenue Bonds, Tender Option Bond Trust 4015, 13.138%, 12/01/19 – AGM Insured (IF) (5)	No Opt. Call	AA–	550,163
600	Harrisburg Authority, Dauphin County, Pennsylvania, Water Revenue Refunding Bonds, Series 2004, 5.000%, 7/15/22 – AGM Insured	7/14 at 100.00	AA–	606,582
400	Luzerne County Industrial Development Authority, Pennsylvania, Water Facility Revenue Refunding Bonds, Pennsylvania-American Water Company, Series 2009, 5.500%, 12/01/39	12/19 at 100.00	A	450,312

Nuveen Investments	91

Nuveen Pennsylvania Dividend Advantage Municipal Fund (continued)
NXM	Portfolio of Investments
April 30, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$100	Pennsylvania Economic Development Financing Authority, Sewage Sludge Disposal Revenue Bonds, Philadelphia Biosolids Facility Project, Series 2009, 6.250%, 1/01/32	1/20 at 100.00	BBB	$115,230
500	Pennsylvania Economic Development Financing Authority, Water Facilities Revenue Bonds, Aqua Pennsylvania, Inc. Project, Series 2009A, 5.000%, 10/01/39	10/19 at 100.00	AA–	557,214
750	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2011A, 5.000%, 1/01/41	1/21 at 100.00	A1	843,577
3,225	Total Water and Sewer			3,658,273
$70,375	Total Investments (cost $68,966,420) – 141.6%			74,512,846
	Floating Rate Obligations – (0.3)%			(155,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (44.1)% (6)			(23,190,000)
	Other Assets Less Liabilities – 2.8%			1,455,263
	Net Assets Applicable to Common Shares – 100%			$52,623,109

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 31.1%
N/R	Not rated.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

92	Nuveen Investments

Nuveen Pennsylvania Dividend Advantage Municipal Fund 2
NVY	Portfolio of Investments
April 30, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations – 24.0% (16.4% of Total Investments)
$1,000	Allegheny County Higher Education Building Authority, Pennsylvania, College Revenue Refunding Bonds, Robert Morris College, Series 1998A, 6.000%, 5/01/28	No Opt. Call	Baa3	$1,181,640
100	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Carnegie Mellon University, Series 2012A, 5.000%, 3/01/24	3/22 at 100.00	AA–	123,973
800	Chester County Health and Education Facilities Authority, Pennsylvania, Revenue Bonds, Immaculata University, Series 2005, 5.500%, 10/15/25	10/15 at 102.00	N/R	833,288
720	Chester County Industrial Development Authority, Pennsylvania, Avon Grove Charter School Revenue Bonds, Series 2007A, 6.375%, 12/15/37	12/17 at 100.00	BBB–	758,707
450	Delaware County Authority, Pennsylvania, General Revenue Bonds, Eastern University, Series 2006, 4.500%, 10/01/27 – RAAI Insured	10/16 at 100.00	N/R	453,672
	Delaware County Authority, Pennsylvania, Revenue Bonds, Villanova University, Series 2006:
340	5.000%, 8/01/23 – AMBAC Insured	8/16 at 100.00	A+	382,646
165	5.000%, 8/01/24 – AMBAC Insured	8/16 at 100.00	A+	185,189
180	Erie Higher Education Building Authority, Pennsylvania, College Revenue Bonds, Gannon University, Series 2007-GG3, 5.000%, 5/01/32 – RAAI Insured	5/17 at 100.00	N/R	186,934
1,265	Lycoming County Authority, Pennsylvania, Revenue Bonds, Pennsylvania College of Technology, Series 2012, 5.000%, 5/01/32	5/22 at 100.00	A	1,407,869
200	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Arcadia University, Series 2010, 5.625%, 4/01/40	4/20 at 100.00	BBB+	223,760
80	New Wilmington, Pennsylvania, Revenue, Westminster College, Series 2007G, 5.125%, 5/01/33 – RAAI Insured	5/17 at 100.00	N/R	83,318
1,050	Pennsylvania Higher Educational Facilities Authority, General Revenue Bonds, State System of Higher Education, Series 2008AH, 5.000%, 6/15/33	6/18 at 100.00	AA	1,199,919
285	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Allegheny College, Series 2006, 4.750%, 5/01/31	5/16 at 100.00	A–	307,717
610	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Drexel University, Series 2007A, 5.000%, 5/01/37 – NPFG Insured	11/17 at 100.00	A	665,541
600	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Gwynedd Mercy College, Series 2012-KK1, 5.375%, 5/01/42	5/22 at 100.00	BBB–	638,052
800	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Temple University, First Series of 2006, 5.000%, 4/01/21 – NPFG Insured	4/16 at 100.00	Aa3	896,592
2,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Temple University, First Series of 2012, 5.000%, 4/01/42	4/22 at 100.00	Aa3	2,271,560
90	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson University, Series 2012, 5.000%, 3/01/42	9/22 at 100.00	A+	101,933
	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of the Sciences in Philadelphia, Series 2012:
140	4.000%, 11/01/39	11/22 at 100.00	A3	143,238
265	5.000%, 11/01/42	11/22 at 100.00	A3	293,623
530	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Leadership Learning Partners, Series 2005A, 5.375%, 7/01/36	1/15 at 100.00	N/R	361,407
120	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, MaST Charter School Project, Series 2010, 6.000%, 8/01/35	8/20 at 100.00	BBB+	136,549
270	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Richard Allen Preparatory Charter School, Series 2006, 6.250%, 5/01/33	5/16 at 100.00	BBB–	280,444
600	State Public School Building Authority, Pennsylvania, College Revenue Bonds, Northampton County Area Community College, Series 2011, 5.500%, 3/01/31	3/21 at 100.00	A1	695,178
50	Wilkes-Barre Finance Authority, Pennsylvania, Revenue Bonds, University of Scranton, Series 2010, 5.000%, 11/01/40	11/20 at 100.00	A	55,626
12,710	Total Education and Civic Organizations			13,868,375

Nuveen Investments	93

Nuveen Pennsylvania Dividend Advantage Municipal Fund 2 (continued)
NVY	Portfolio of Investments
April 30, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care – 26.6% (18.2% of Total Investments)
$625	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Ohio Valley General Hospital, Series 2005A, 5.125%, 4/01/35	4/15 at 100.00	Ba3	$598,781
435	Allentown Area Hospital Authority, Pennsylvania, Revenue Bonds, Sacred Heart Hospital, Series 2005, 6.000%, 11/15/16	No Opt. Call	N/R	469,056
650	Beaver County Hospital Authority, Pennsylvania, Revenue Bonds, Heritage Valley Health System, Inc., Series 2012, 5.000%, 5/15/26	5/21 at 100.00	AA–	747,026
835	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Reading Hospital and Medical Center Project, Series 2012A, 5.000%, 11/01/44	5/22 at 100.00	AA	926,583
595	Central Bradford Progress Authority, Pennsylvania, Revenue Bonds, Guthrie Health, Series 2011, 5.375%, 12/01/41	12/21 at 100.00	AA–	677,812
500	Dauphin County General Authority, Pennsylvania, Health System Revenue Bonds, Pinnacle Health System Project, Series 2012A, 5.000%, 6/01/42	6/22 at 100.00	A	539,935
300	Erie County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Saint Vincent Health Center Project, Series 2010A, 7.000%, 7/01/27	7/20 at 100.00	Ba2	331,758
95	Erie County Hospital Authority, Pennsylvania, Revenue Bonds, Hamot Health Foundation, Series 2007, 5.000%, 11/01/37 – CIFG Insured	11/17 at 100.00	Aa3	101,481
835	Franklin County Industrial Development Authority, Pennsylvania, Revenue Bonds, Chambersburg Hospital Project, Series 2010, 5.375%, 7/01/42	7/20 at 100.00	A+	920,947
270	Fulton County, Pennsylvania, Industrial Development Authority Hospital Revenue Bonds, Fulton County Medical Center Project, Series 2006, 5.900%, 7/01/40	7/16 at 100.00	N/R	276,591
475	Lancaster County Hospital Authority, Pennsylvania, Health System Revenue Bonds, Lancaster General Hospital Project, Tender Option Bond 4234, 13.569%, 1/01/36 (IF)	1/22 at 100.00	AA–	645,373
600	Lebanon County Health Facilities Authority, Pennsylvania, Revenue Bonds, Good Samaritan Hospital Project, Series 2002, 5.900%, 11/15/28	11/13 at 100.00	Ba2	600,486
740	Lehigh County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh Valley Health Network, Series 2008A, 5.000%, 7/01/33 – AGM Insured	7/18 at 100.00	AA–	793,302
290	Lehigh County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh Valley Health Network, Series 2012B, 4.000%, 7/01/43	No Opt. Call	A+	291,204
1,155	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Series 2007, 5.000%, 11/01/37 – AGC Insured	11/17 at 100.00	AA–	1,279,890
850	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Series 2012, 4.000%, 11/01/32	No Opt. Call	A	861,756
200	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical Center, Series 2012A, 5.000%, 1/01/41	1/22 at 100.00	A	216,118
160	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical Center, Series 2007, 5.125%, 1/01/37	1/17 at 100.00	A	167,328
350	Montgomery County Higher Education and Health Authority, Pennsylvania, Hospital Revenue Bonds, Abington Memorial Hospital Obligated Group, Series 2012A, 5.000%, 6/01/31	6/22 at 100.00	A	391,850
175	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.375%, 8/01/38	8/20 at 100.00	AA	201,962
925	Montgomery County Industrial Development Authority, Pennsylvania, Health Facilities Revenue Bonds, Jefferson Health System, Series 2012A, 5.000%, 10/01/41	4/22 at 100.00	AA	1,027,120
620	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of Pennsylvania Health System, Series 2012A, 5.000%, 8/15/42	8/22 at 100.00	AA–	693,458
300	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010B, 5.000%, 5/15/40	5/20 at 100.00	AA	328,749

94	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$350	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Children’s Hospital of Philadelphia, Tender Option Bond Trust 3975, 13.560%, 7/01/19 (IF)	No Opt. Call	AA	$477,099
450	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series 2012A, 5.625%, 7/01/42	7/22 at 100.00	BBB–	489,425
260	Southcentral Pennsylvania General Authority, Revenue Bonds, Hanover Hospital Inc., Series 2005, 5.000%, 12/01/25 – RAAI Insured	12/15 at 100.00	BBB–	268,882
	West Shore Area Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of the Sisters of Christian Charity Project, Series 2011:
100	6.250%, 1/01/31	1/21 at 100.00	BBB+	118,315
335	6.500%, 1/01/36	1/21 at 100.00	BBB+	397,977
	West Shore Area Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of the Sisters of Christian Charity, Series 2011B:
220	5.625%, 1/01/32	1/22 at 100.00	BBB+	247,590
250	5.750%, 1/01/41	1/22 at 100.00	BBB+	286,800
13,945	Total Health Care			15,374,654
	Housing/Multifamily – 2.1% (1.5% of Total Investments)
200	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University Foundation Student Housing Project, Series 2010, 6.000%, 7/01/43	7/20 at 100.00	Baa3	226,170
50	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Shippensburg University Student Services, Inc. Student Housing Project at Shippensburg University of Pennsylvania, Series 2012, 5.000%, 10/01/44	No Opt. Call	BBB–	54,218
800	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Slippery Rock University Foundation Inc., Student Housing Project, Series 2005A, 5.000%, 7/01/37 – SYNCORA GTY Insured	7/15 at 100.00	BBB+	817,424
120	Philadelphia Authority for Industrial Development, Pennsylvania, Multifamily Housing Revenue Bonds, PresbyHomes Germantown-Morrisville Project, Series 2005A, 5.625%, 7/01/35	5/15 at 102.00	Baa3	122,195
1,170	Total Housing/Multifamily			1,220,007
	Housing/Single Family – 7.1% (4.9% of Total Investments)
1,100	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2007-97A, 4.600%, 10/01/27 (Alternative Minimum Tax) (UB)	10/16 at 100.00	AA+	1,142,064
290	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2007-98A, 4.850%, 10/01/31 (Alternative Minimum Tax) (UB)	10/16 at 100.00	AA+	300,809
400	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2011-112, 5.000%, 10/01/25	10/20 at 100.00	AA+	437,256
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2012-114:
565	3.300%, 10/01/32	No Opt. Call	AA+	561,780
245	3.650%, 10/01/37	No Opt. Call	AA+	246,054
355	3.700%, 10/01/42	No Opt. Call	AA+	356,601
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Tender Option Bonds Trust 3950:
665	12.321%, 4/01/27 (IF)	4/21 at 100.00	AA+	851,047
75	10.496%, 4/01/33 (WI/DD, Settling 5/02/13) (IF)	10/22 at 100.00	AA+	76,577
130	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Tender Option Bonds Trust 4296, 14.310%, 4/01/29 (WI/DD, Settling 5/02/13) (Alternative Minimum Tax) (IF)	10/22 at 100.00	AA+	142,685
3,825	Total Housing/Single Family			4,114,873

Nuveen Investments	95

Nuveen Pennsylvania Dividend Advantage Municipal Fund 2 (continued)
NVY	Portfolio of Investments
April 30, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Industrials – 0.7% (0.5% of Total Investments)
$255	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Refunding Bonds, Amtrak Project, Series 2012A, 5.000%, 11/01/27 (Alternative Minimum Tax)	11/22 at 100.00	A1	$289,632
105	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Project, Series 2009, 1.750%, 12/01/33 (Mandatory put 12/01/15)	No Opt. Call	BBB	107,290
360	Total Industrials			396,922
	Long-Term Care – 8.0% (5.5% of Total Investments)
	Bucks County Industrial Development Authority, Pennsylvania, Revenue Bonds, Lutheran Community at Telford Center, Series 2007:
250	5.750%, 1/01/27	1/17 at 100.00	N/R	257,588
400	5.750%, 1/01/37	1/17 at 100.00	N/R	407,364
1,000	Cumberland County Municipal Authority Revenue Bonds, Pennsylvania, Diakon Lutheran Social Ministries Project, Series 2009, 6.375%, 1/01/39	1/19 at 100.00	BBB+	1,123,650
300	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries, Series 2007, 5.000%, 1/01/36	1/17 at 100.00	BBB+	310,956
300	Delaware County Authority, Pennsylvania, Revenue Bonds, Elwyn, Inc. Project, Series 2010, 5.000%, 6/01/21	6/17 at 100.00	BBB	322,896
205	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Masonic Homes Project, Series 2006, 5.000%, 11/01/36	11/16 at 100.00	A	213,235
50	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Saint Anne’s Retirement Community, Inc. , Series 2012, 5.000%, 4/01/33	4/22 at 100.00	BB+	50,971
185	Lancaster County Hospital Authority, Pennsylvania, Revenue Bonds, Brethren Village Project, Series 2008A, 6.375%, 7/01/30	7/17 at 100.00	N/R	197,623
785	Lebanon County Health Facilities Authority, Pennsylvania, Health Center Revenue Bonds, Pleasant View Retirement Community, Series 2005A, 5.300%, 12/15/26	12/14 at 100.00	N/R	796,241
200	Montgomery Count Industrial Development Authority, Pennsylvania, Revenue Refunding Bonds, ACTS Retirement-Life Communities, Inc. , Series 2012, 5.000%, 11/15/26	5/22 at 100.00	A–	225,724
750	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Philadelphia Corporation for the Aging Project, Series 2001B, 5.250%, 7/01/23 – AMBAC Insured	7/13 at 100.00	Baa1	752,453
4,425	Total Long-Term Care			4,658,701
	Materials – 2.5% (1.7% of Total Investments)
400	Allegheny County Industrial Development Authority, Pennsylvania, Revenue Bonds, United States Steel Corporation, Series 2005, 5.500%, 11/01/16	No Opt. Call	BB	418,964
280	Bradford County Industrial Development Authority, Pennsylvania, Solid Waste Disposal Revenue Bonds, International Paper Company, Series 2005B, 5.200%, 12/01/19 (Alternative Minimum Tax)	12/15 at 100.00	BBB	303,724
750	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, National Gypsum Company, Series 1997B, 6.125%, 11/01/27 (Alternative Minimum Tax)	11/13 at 100.00	N/R	750,000
1,430	Total Materials			1,472,688
	Tax Obligation/General – 25.7% (17.6% of Total Investments)
1,135	Allegheny County, Pennsylvania, General Obligation Bonds, Series C69-C70 of 2012, 5.000%, 12/01/37	12/22 at 100.00	A+	1,250,725
4,000	Delaware Valley Regional Finance Authority, Pennsylvania, Local Government Revenue Bonds, Series 2002, 5.750%, 7/01/17 (UB)	No Opt. Call	A+	4,622,320
1,375	Heidelberg, Lebanon County, Pennsylvania, Guaranteed Sewer Revenue Bonds, Series 2011, 5.125%, 12/01/46	12/16 at 100.00	A	1,456,909
1,000	Luzerne County, Pennsylvania, General Obligation Bonds, Series 2008B, 5.000%, 12/15/27 – AGM Insured	6/18 at 100.00	AA–	1,049,470
1,000	Pennsylvania State, General Obligation Bonds, Second Series 2010A, 5.000%, 5/01/14	No Opt. Call	AA+	1,048,360
375	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2007A, 5.000%, 6/01/34 – FGIC Insured	No Opt. Call	AA	459,330

96	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$725	Philadelphia, Pennsylvania, General Obligation Bonds, Refunding Series 2011, 6.500%, 8/01/41	8/20 at 100.00	A2	$882,129
950	Pine-Richland School District, Pennsylvania, General Obligation Bonds, School Improvement Series 2005, 5.000%, 7/15/35 – AGM Insured	7/15 at 100.00	AA–	1,015,028
275	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2012B, 5.000%, 9/01/26	9/22 at 100.00	A1	322,295
225	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2006B, 5.250%, 9/01/16 – AGM Insured	No Opt. Call	AA–	255,751
340	Radnor Township School District, Delaware County, Pennsylvania, General Obligation Bonds, Series 2012, 3.000%, 2/15/34	2/18 at 100.00	Aa2	339,561
2,510	Reading School District, Berks County, Pennsylvania, General Obligation Bonds, Series 2003B, 0.000%, 1/15/32 – FGIC Insured	No Opt. Call	A	1,237,731
135	Scranton, Pennsylvania, General Obligation Bonds, Series 2012A, 8.500%, 9/01/22	No Opt. Call	N/R	138,927
135	Scranton, Pennsylvania, General Obligation Bonds, Series 2012C, 7.250%, 9/01/22	No Opt. Call	N/R	131,729
600	York County, Pennsylvania, General Obligation Bonds, Series 2006, 5.000%, 6/01/33 – NPFG Insured	12/15 at 100.00	AA	652,607
14,780	Total Tax Obligation/General			14,862,872
	Tax Obligation/Limited – 21.2% (14.5% of Total Investments)
1,000	Allegheny County Redevelopment Authority, Pennsylvania, TIF Revenue Bonds, Pittsburg Mills Project, Series 2004, 5.600%, 7/01/23	7/15 at 101.00	N/R	1,032,340
250	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, Series 2012A, 5.000%, 5/01/35	5/22 at 100.00	Baa2	269,923
1,500	Dormitory Authority of the State of New York, Revenue Bonds, School Districts Financing Program, Series 2009C, 5.125%, 10/01/36 – AGC Insured	10/19 at 100.00	AA–	1,701,225
4,000	Harrisburg Parking Authority, Pennsylvania, Guaranteed Revenue Refunding Bonds, Series 2001J, 5.000%, 9/01/22 – NPFG Insured	9/13 at 100.00	Baa2	3,808,880
1,100	Pennsylvania Economic Development Financing Authority, Unemployment Compensation Revenue Bonds, Series 2012A, 5.000%, 7/01/16	No Opt. Call	Aaa	1,258,257
610	Pennsylvania Turnpike Commission, Oil Franchise Tax Revenue Bonds, Senior Lien Series 2003A, 5.000%, 12/01/32 – NPFG Insured	12/18 at 100.00	AA	690,459
1,200	Pennsylvania Turnpike Commission, Registration Fee Revenue Bonds, Series 2005A, 5.250%, 7/15/18 – AGM Insured	No Opt. Call	AA–	1,450,716
660	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Hotel Room Excise Tax Revenue Bonds, Refunding Series 2012, 5.000%, 2/01/26 – AGC Insured	8/22 at 100.00	AA–	771,936
800	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.250%, 7/01/33 – NPFG Insured	No Opt. Call	BBB	805,400
710	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A, 0.000%, 7/01/32 – FGIC Insured	No Opt. Call	BBB+	219,433
240	Washington County Redevelopment Authority, Pennsylvania, Tanger Outlet Victory Center Tax Increment Bonds, Series 2006A, 5.450%, 7/01/35	7/17 at 100.00	N/R	246,818
12,070	Total Tax Obligation/Limited			12,255,387
	Transportation – 11.6% (8.0% of Total Investments)
720	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40	1/20 at 100.00	A–	804,816
840	Delaware River Port Authority, Pennsylvania and New Jersey, Revenue Refunding Bonds, Port District Project, Series 2012, 5.000%, 1/01/23	No Opt. Call	BBB–	992,830
	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2010A:
875	0.000%, 12/01/34	12/20 at 100.00	AA	868,753
250	5.000%, 12/01/38	12/19 at 100.00	AA	277,700
1,000	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue, Series 2011B, 5.000%, 12/01/41	12/21 at 100.00	AA	1,113,920

Nuveen Investments	97

Nuveen Pennsylvania Dividend Advantage Municipal Fund 2 (continued)
NVY	Portfolio of Investments
April 30, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$670	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2006A, 5.000%, 12/01/24 – AMBAC Insured	6/16 at 100.00	A+	$737,013
150	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Lien, Refunding Series 2010B-1, 5.000%, 12/01/37	12/19 at 100.00	A–	162,167
1,000	Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue Bonds, Series 2009C, 0.000%, 6/01/33 – AGM Insured	6/26 at 100.00	AA	1,075,989
500	Philadelphia Airport System, Pennsylvania, Revenue Bonds, Series 2005A, 4.750%, 6/15/35 – NPFG Insured (Alternative Minimum Tax)	6/15 at 100.00	A+	521,934
180	Scranton Parking Authority, Pennsylvania, Guaranteed Parking Revenue Bonds, Series 2004, 5.000%, 9/15/33 – FGIC Insured	9/13 at 100.00	N/R	172,120
6,185	Total Transportation			6,727,242
	U.S. Guaranteed – 5.7% (3.9% of Total Investments) (4)
130	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Revenue Bonds, Series 2003, 5.250%, 7/01/17 (Pre-refunded 7/01/13)	7/13 at 100.00	A2 (4)	131,097
315	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Franklin Towne Charter High School, Series 2006A, 5.250%, 1/01/27 (Pre-refunded 1/01/17)	1/17 at 100.00	Baa1 (4)	364,902
1,650	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fourth Series 1998, 5.250%, 8/01/20 (Pre-refunded 8/01/13) – AGM Insured	8/13 at 100.00	AA– (4)	1,670,955
40	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Twelfth Series 1990B, 7.000%, 5/15/20 – NPFG Insured (ETM)	No Opt. Call	A (4)	48,868
225	St. Mary Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2004B, 5.375%, 11/15/34 (Pre-refunded 11/15/14)	11/14 at 100.00	A+ (4)	242,150
850	Trinity Area School District, Washington County, Pennsylvania, General Obligation Bonds, Series 2003, 5.250%, 11/01/20 (Pre-refunded 11/01/13) – FGIC Insured	11/13 at 100.00	A+ (4)	871,564
3,210	Total U.S. Guaranteed			3,329,536
	Utilities – 4.1% (2.8% of Total Investments)
900	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2008A, 2.700%, 4/01/35 (Mandatory put 4/02/18)	No Opt. Call	BBB–	919,611
145	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fifth Series 2004A-1, 5.000%, 9/01/26 – AGM Insured	9/14 at 100.00	AA–	151,715
1,240	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Seventh Series, 2007, 5.000%, 10/01/37 – AMBAC Insured	10/17 at 100.00	BBB+	1,293,568
2,285	Total Utilities			2,364,894
	Water and Sewer – 4.9% (3.3% of Total Investments)
245	Bucks County Water and Sewer Authority, Pennsylvania, Revenue Bonds, Tender Option Bond Trust 4015, 13.138%, 12/01/19 – AGM Insured (IF) (5)	No Opt. Call	AA–	359,440
600	Harrisburg Authority, Dauphin County, Pennsylvania, Water Revenue Refunding Bonds, Series 2004, 5.000%, 7/15/22 – AGM Insured	7/14 at 100.00	AA–	606,582
400	Luzerne County Industrial Development Authority, Pennsylvania, Water Facility Revenue Refunding Bonds, Pennsylvania-American Water Company, Series 2009, 5.500%, 12/01/39	12/19 at 100.00	A	450,312
500	Pennsylvania Economic Development Financing Authority, Water Facilities Revenue Bonds, Aqua Pennsylvania, Inc. Project, Series 2009A, 5.000%, 10/01/39	10/19 at 100.00	AA–	557,214
750	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2011A, 5.000%, 1/01/41	1/21 at 100.00	A1	843,577
2,495	Total Water and Sewer			2,817,125
$78,890	Total Long-Term Investments (cost $77,999,441) – 144.2%			83,463,276

98	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Short-Term Investments – 1.7% (1.2% of Total Investments)
	Education and Civic Organizations – 1.7% (1.2% of Total Investments)
$1,000	Pennsylvania State University, General Revenue Bonds, Variable Rate Demand Obligations, Tender Option Bonds Trust 3704Z, 0.210%, 3/01/18 (6)	No Opt. Call	A-1	$1,000,000
	Total Short-Term Investments (cost $1,000,000)			1,000,000
	Total Investments (cost $78,999,441) – 145.9%			84,463,276
	Floating Rate Obligations – (6.6)%			(3,825,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (42.4)% (7)			(24,550,000)
	Other Assets Less Liabilities – 3.1%			1,802,716
	Net Assets Applicable to Common Shares – 100%			$57,890,992

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)
Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(7)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 29.1%
N/R	Not rated.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	99

Nuveen Pennsylvania Municipal Value Fund
NPN	Portfolio of Investments
April 30, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 3.9% (3.9% of Total Investments)
$650	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001, 6.500%, 5/15/33	No Opt. Call	Baa1	$778,239
	Education and Civic Organizations – 13.9% (14.1% of Total Investments)
400	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Carnegie Mellon University, Series 2013, 5.000%, 3/01/21	No Opt. Call	AA–	502,536
675	Delaware County Authority, Pennsylvania, Revenue Bonds, Neumann College, Series 2008, 6.000%, 10/01/30	10/18 at 100.00	BBB	746,051
500	Lehigh County General Purpose Authority, Pennsylvania, College Revenue Bonds, Muhlenberg College Project, Series 2009, 5.250%, 2/01/39	2/19 at 100.00	A+	554,690
500	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Arcadia University, Series 2006, 5.000%, 4/01/36 – RAAI Insured	4/16 at 100.00	BBB+	514,050
120	Pennsylvania Higher Educational Facilities Authority, Philadelphia University Refunding Revenue Bonds, Refunding Series 2013, 5.000%, 6/01/32	6/23 at 100.00	BBB	132,232
20	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson University, Series 2012, 5.000%, 3/01/42	9/22 at 100.00	A+	22,652
	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of the Sciences in Philadelphia, Series 2012:
35	4.000%, 11/01/39	11/22 at 100.00	A3	35,810
60	5.000%, 11/01/42	11/22 at 100.00	A3	66,481
50	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Widener University, Series 2003, 5.400%, 7/15/36	7/13 at 100.00	A–	50,469
50	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, MaST Charter School Project, Series 2010, 6.000%, 8/01/35	8/20 at 100.00	BBB+	56,896
100	Wilkes-Barre Finance Authority, Pennsylvania, Revenue Bonds, University of Scranton, Series 2010, 5.000%, 11/01/40	11/20 at 100.00	A	111,252
2,510	Total Education and Civic Organizations			2,793,119
	Health Care – 22.8% (23.1% of Total Investments)
650	Allegheny County Hospital Development Authority, Pennsylvania, University of Pittsburgh Medical Center Revenue Bonds, Series 2009A, 5.500%, 8/15/34	8/19 at 100.00	Aa3	761,404
35	Dauphin County General Authority, Pennsylvania, Health System Revenue Bonds, Pinnacle Health System Project, Series 2012A, 5.000%, 6/01/42	6/22 at 100.00	A	37,795
600	Geisinger Authority, Montour County, Pennsylvania, Health System Revenue Bonds, Geisinger Health System, Series 2009A, 5.250%, 6/01/39	6/19 at 100.00	AA	666,636
100	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2007A, 5.750%, 11/15/37	11/17 at 100.00	A	110,231
100	Lycoming County Authority, Pennsylvania, Health System Revenue Bonds, Susquehanna Health System Project, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	A–	110,426
500	Pennsylvania Economic Development Financing Authority, Health System Revenue Bonds , Albert Einstein Healthcare, Series 2009A, 6.250%, 10/15/23	10/19 at 100.00	BBB+	590,295
100	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series 2012A, 5.625%, 7/01/42	7/22 at 100.00	BBB–	108,761
1,200	Southcentral Pennsylvania General Authority, Revenue Bonds, Hanover Hospital Inc., Series 2005, 5.000%, 12/01/29 – RAAI Insured	12/15 at 100.00	BBB–	1,230,199
730	St. Mary Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2009D, 6.250%, 11/15/34	5/19 at 100.00	A+	843,829

100	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$100	West Shore Area Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of the Sisters of Christian Charity, Series 2011B, 5.750%, 1/01/41	1/22 at 100.00	BBB+	$114,720
4,115	Total Health Care			4,574,296
	Housing/Multifamily – 4.7% (4.7% of Total Investments)
15	Chester County Industrial Development Authority, Pennsylvania, Student Housing Revenue Bonds, University Student Housing, LLC Project at West Chester University Series 2013A, 5.000%, 8/01/45	8/23 at 100.00	Baa3	15,887
50	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University Foundation Student Housing Project, Series 2010, 6.000%, 7/01/43	7/20 at 100.00	Baa3	56,543
800	Pittsburgh Urban Redevelopment Authority, Pennsylvania, Multifamily Housing Revenue Bonds, Eva P. Mitchell Residence Project, Series 2009, 5.100%, 10/20/44	10/19 at 100.00	Aaa	867,279
865	Total Housing/Multifamily			939,709
	Housing/Single Family – 1.0% (1.0% of Total Investments)
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2012-114:
55	3.300%, 10/01/32	No Opt. Call	AA+	54,687
25	3.650%, 10/01/37	No Opt. Call	AA+	25,108
40	3.700%, 10/01/42	No Opt. Call	AA+	40,180
25	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Tender Option Bonds Trust 3950, 10.496%, 4/01/33 (WI/DD, Settling 5/02/13) (IF)	10/22 at 100.00	AA+	25,526
50	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Tender Option Bonds Trust 4296, 14.310%, 4/01/29 (WI/DD, Settling 5/02/13) (Alternative Minimum Tax) (IF)	10/22 at 100.00	AA+	54,879
195	Total Housing/Single Family			200,380
	Long-Term Care – 4.3% (4.4% of Total Investments)
750	Montgomery County Industrial Development Authority, Pennsylvania, Retirement Communities Revenue Bonds, ACTS Retirement – Life Communities, Inc. Obligated Group, Series 2009A-1, 6.250%, 11/15/29	11/19 at 100.00	A–	872,264
	Tax Obligation/General – 8.2% (8.3% of Total Investments)
700	Bethel Park School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2009, 5.100%, 8/01/33	8/19 at 100.00	Aa2	826,252
150	Deer Lakes School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2011A, 3.000%, 10/01/14 – AGM Insured	No Opt. Call	A1	154,929
80	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2011C, 3.000%, 9/01/13	No Opt. Call	AA	80,760
390	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2012B, 5.000%, 9/01/26	9/22 at 100.00	A1	457,072
70	Radnor Township School District, Delaware County, Pennsylvania, General Obligation Bonds, Series 2012, 3.000%, 2/15/34	2/18 at 100.00	Aa2	69,910
25	Scranton, Pennsylvania, General Obligation Bonds, Series 2012A, 8.500%, 9/01/22	No Opt. Call	N/R	25,727
25	Scranton, Pennsylvania, General Obligation Bonds, Series 2012C, 7.250%, 9/01/22	No Opt. Call	N/R	24,395
1,440	Total Tax Obligation/General			1,639,045
	Tax Obligation/Limited – 19.5% (19.9% of Total Investments)
25	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, Series 2012A, 5.000%, 5/01/35	5/22 at 100.00	Baa2	26,992
240	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.250%, 1/01/36	1/22 at 100.00	A	271,258
550	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2009A, 5.750%, 12/01/34	12/19 at 100.00	BBB+	614,499

Nuveen Investments	101

Nuveen Pennsylvania Municipal Value Fund (continued)
NPN	Portfolio of Investments
April 30, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$1,075	Harrisburg Parking Authority, Dauphin County, Pennsylvania, Guaranteed Parking Revenue Bonds, Series 2007R, 4.250%, 5/15/21 – SYNCORA GTY Insured	11/16 at 100.00	N/R	$957,287
750	Philadelphia Municipal Authority, Philadelphia, Pennsylvania, Lease Revenue Bonds, Series 2009, 6.500%, 4/01/34	4/19 at 100.00	A2	868,244
750	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 6.000%, 8/01/42	8/19 at 100.00	A+	821,993
350	Southeastern Pennsylvania Transportation Authority, Capital Grant Receipts Bonds, Federal Transit Administration Section 5309 Fixed Guideway Modernization Formula Funds, Series 2011, 3.000%, 6/01/15	No Opt. Call	A+	366,233
3,740	Total Tax Obligation/Limited			3,926,506
	Transportation – 5.0% (5.1% of Total Investments)
240	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40	1/20 at 100.00	A–	268,272
	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2010A:
580	0.000%, 12/01/34	12/20 at 100.00	AA	575,859
100	5.000%, 12/01/38	12/19 at 100.00	AA	111,080
50	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Lien, Refunding Series 2010B-1, 5.000%, 12/01/37	12/19 at 100.00	A–	54,056
970	Total Transportation			1,009,267
	U.S. Guaranteed – 2.1% (2.2% of Total Investments) (4)
5	Allegheny County Hospital Development Authority, Pennsylvania, Hospital Revenue Bonds, Allegheny Valley Hospital-Sublessee, Series 1982Q, 7.000%, 8/01/15 (ETM)	No Opt. Call	AA+ (4)	5,547
200	Hazleton Area School District, Luzerne County, Pennsylvania, General Obligation Bonds, Series 2004, 5.125%, 3/01/28 (Pre-refunded 9/01/14) – AGM Insured	9/14 at 100.00	A1 (4)	212,936
200	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ProHealth Care, Inc. Obligated Group, Series 2009, 6.625%, 2/15/32 (Pre-refunded 2/18/14)	2/14 at 100.00	A+ (4)	210,056
405	Total U.S. Guaranteed			428,539
	Utilities – 0.8% (0.9% of Total Investments)
170	Delaware County Industrial Development Authority, Pennsylvania, Resource Recovery Revenue Refunding Bonds, Series 1997A, 6.100%, 7/01/13	No Opt. Call	Ba1	170,694
	Water and Sewer – 12.2% (12.4% of Total Investments)
175	Bucks County Water and Sewer Authority, Pennsylvania, Revenue Bonds, Tender Option Bond Trust 4015, 13.138%, 12/01/19 (IF) (5)	No Opt. Call	AA–	256,743
750	Chester County Industrial Development Authority, Pennsylvania, Water Facilities Revenue Bonds, Aqua Pennsylvania Inc. Project, Series 2007A, 5.000%, 2/01/40 – FGIC Insured (Alternative Minimum Tax)	2/17 at 100.00	AA–	791,498

102	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2009A:
$750	5.250%, 1/01/32	1/19 at 100.00	A1	$838,380
500	5.250%, 1/01/36	1/19 at 100.00	A1	555,615
2,175	Total Water and Sewer			2,442,236
$17,985	Total Investments (cost $17,250,604) – 98.4%			19,774,294
	Other Assets Less Liabilities – 1.6%			315,057
	Net Assets Applicable to Common Shares – 100%			$20,089,351

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
N/R	Not rated.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

Nuveen Investments	103

Statement of
Assets & Liabilities
April 30, 2013

	New Jersey Investment Quality (NQJ	)	New Jersey Premium Income (NNJ	)	New Jersey Dividend Advantage (NXJ	)	New Jersey Dividend Advantage 2 (NUJ	)	New Jersey Municipal Value (NJV	)
Assets
Investments, at value (cost $425,722,228, $256,907,646, $135,534,975, $96,000,988 and $22,908,320, respectively)	$459,172,219		$279,613,784		$148,996,120		$103,122,129		$26,723,376
Cash	597,501		1,414,836		91,594		516,247		98,002
Receivables:
Interest	6,759,316		3,898,564		2,009,588		1,532,598		363,592
Investments sold	4,079,544		1,757,063		294,764		1,172,102		1,019,219
Deferred offering costs	760,690		524,886		284,535		426,350		—
Other assets	177,920		111,802		10,987		10,746		273
Total assets	471,547,190		287,320,935		151,687,588		106,780,172		28,204,462
Liabilities
Floating rate obligations	—		—		—		—		1,500,000
Payables:
Common share dividends	1,206,503		745,263		344,862		248,806		76,850
Interest	—		—		85,980		58,414		—
Investments purchased	751,166		455,252		273,151		170,720		12,785
Offering costs	260,000		260,000		74,924		66,748		—
MuniFund Term Preferred (MTP) Shares, at liquidation value	—		—		44,861,000		35,050,000		—
Variable Rate Demand Preferred (VRDP) Shares, at liquidation value	144,300,000		88,600,000		—		—		—
Accrued expenses:
Management fees	234,012		143,995		77,360		54,240		13,022
Directors/Trustees fees	57,909		34,811		1,054		742		182
Other	137,871		92,438		77,003		51,688		27,861
Total liabilities	146,947,461		90,331,759		45,795,334		35,701,358		1,630,700
Net assets applicable to Common shares	$324,599,729		$196,989,176		$105,892,254		$71,078,814		$26,573,762
Common shares outstanding	20,490,335		12,083,027		6,570,688		4,527,014		1,565,036
Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$15.84		$16.30		$16.12		$15.70		$16.98
Net assets applicable to Common shares consist of:
Common shares, $.01 par value per share	$204,903		$120,830		$65,707		$45,270		$15,650
Paid-in surplus	288,971,982		172,316,786		92,702,384		63,803,440		22,357,405
Undistributed (Over-distribution of) net investment income	3,303,600		2,401,543		388,742		379,748		70,213
Accumulated net realized gain (loss)	(1,330,747)		(556,121)		(725,724)		(270,785)		315,438
Net unrealized appreciation (depreciation)	33,449,991		22,706,138		13,461,145		7,121,141		3,815,056
Net assets applicable to Common shares	$324,599,729		$196,989,176		$105,892,254		$71,078,814		$26,573,762
Authorized shares:
Common	200,000,000		200,000,000		Unlimited		Unlimited		Unlimited
Preferred	1,000,000		1,000,000		Unlimited		Unlimited		N/A
N/A – Fund is not authorized to issue Preferred shares.

See accompanying notes to financial statements.

104	Nuveen Investments

	Pennsylvania Investment Quality (NQP	)	Pennsylvania Premium Income 2 (NPY	)	Pennsylvania Dividend Advantage (NXM	)	Pennsylvania Dividend Advantage 2 (NVY	)	Pennsylvania Municipal Value (NPN	)
Assets
Investments, at value (cost $361,906,926, $320,017,036, $68,966,420, $78,999,441 and $17,250,604, respectively)	$393,447,562		$348,038,897		$74,512,846		$84,463,276		$19,774,294
Cash	3,131,767		942,338		417,092		1,397,628		213,856
Receivables:
Interest	5,865,967		5,272,031		1,099,258		1,223,019		273,076
Investments sold	255,000		1,560,000		10,000		5,000		—
Deferred offering costs	635,740		584,052		336,827		351,241		—
Other assets	141,953		132,577		10,588		10,629		218
Total assets	403,477,989		356,529,895		76,386,611		87,450,793		20,261,444
Liabilities
Floating rate obligations	25,810,000		7,555,000		155,000		3,825,000		—
Payables:
Common share dividends	987,670		993,832		187,252		224,667		60,100
Interest	—		—		40,583		43,984		—
Investments purchased	2,292,420		875,141		—		733,039		75,254
Offering costs	303,679		301,453		101,217		86,623		—
MuniFund Term Preferred (MTP) Shares, at liquidation value	—		—		23,190,000		24,550,000		—
Variable Rate Demand Preferred (VRDP) Shares, at liquidation value	112,500,000		105,000,000		—		—		—
Accrued expenses:
Management fees	187,246		174,972		38,908		43,882		9,540
Directors/Trustees fees	46,590		43,002		530		576		138
Other	155,166		146,957		50,012		52,030		27,061
Total liabilities	142,282,771		115,090,357		23,763,502		29,559,801		172,093
Net assets applicable to Common shares	$261,195,218		$241,439,538		$52,623,109		$57,890,992		$20,089,351
Common shares outstanding	16,109,304		15,595,551		3,321,984		3,726,562		1,219,352
Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$16.21		$15.48		$15.84		$15.53		$16.48
Net assets applicable to Common shares consist of:
Common shares, $.01 par value per share	$161,093		$155,956		$33,220		$37,266		$12,194
Paid-in surplus	227,929,326		213,269,616		46,881,728		52,501,623		17,432,669
Undistributed (Over-distribution of) net investment income	1,865,597		2,636,774		196,749		162,792		76,715
Accumulated net realized gain (loss)	(301,434)		(2,644,669)		(35,014)		(274,524)		44,083
Net unrealized appreciation (depreciation)	31,540,636		28,021,861		5,546,426		5,463,835		2,523,690
Net assets applicable to Common shares	$261,195,218		$241,439,538		$52,623,109		$57,890,992		$20,089,351
Authorized shares:
Common	Unlimited		Unlimited		Unlimited		Unlimited		Unlimited
Preferred	Unlimited		Unlimited		Unlimited		Unlimited		N/A
N/A – Fund is not authorized to issue Preferred shares.

See accompanying notes to financial statements.

Nuveen Investments	105

Statement of
Operations
Year Ended April 30, 2013

	New Jersey Investment Quality (NQJ	)	New Jersey Premium Income (NNJ	)	New Jersey Dividend Advantage (NXJ	)	New Jersey Dividend Advantage 2 (NUJ	)	New Jersey Municipal Value (NJV	)
Investment Income	$21,126,412		$13,032,390		$6,599,492		$4,771,718		$1,266,418
Expenses
Management fees	2,849,941		1,757,267		943,982		661,947		159,235
Shareholder servicing agent fees and expenses	26,184		16,235		17,507		17,623		210
Interest expense and amortization of offering costs	679,172		520,355		1,335,202		867,203		11,549
Liquidity fees	1,125,541		691,081		—		—		—
Remarketing fees	146,304		89,831		—		—		—
Custodian fees and expenses	74,969		50,353		30,576		24,181		9,786
Directors/Trustees fees and expenses	12,563		7,740		4,147		2,974		868
Professional fees	57,764		44,536		32,761		28,873		20,585
Shareholder reporting expenses	86,783		56,710		53,432		44,483		9,714
Stock exchange listing fees	8,489		8,510		15,849		15,574		207
Investor relations expenses	53,453		33,336		20,273		15,141		3,966
Other expenses	53,634		50,942		32,074		28,715		4,434
Total expenses	5,174,797		3,326,896		2,485,803		1,706,714		220,554
Net investment income (loss)	15,951,615		9,705,494		4,113,689		3,065,004		1,045,864
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	1,028,392		584,789		232,718		377,218		374,231
Change in net unrealized appreciation (depreciation) of investments	10,937,098		5,446,434		5,860,118		2,200,083		583,344
Net realized and unrealized gain (loss)	11,965,490		6,031,223		6,092,836		2,577,301		957,575
Net increase (decrease) in net assets applicable to Common shares from operations	$27,917,105		$15,736,717		$10,206,525		$5,642,305		$2,003,439

See accompanying notes to financial statements.

106	Nuveen Investments

	Pennsylvania Investment Quality (NQP	)	Pennsylvania Premium Income 2 (NPY	)	Pennsylvania Dividend Advantage (NXM	)	Pennsylvania Dividend Advantage 2 (NVY	)	Pennsylvania Municipal Value (NPN	)
Investment Income	$17,638,244		$16,366,689		$3,504,655		$4,033,522		$994,958
Expenses
Management fees	2,293,217		2,124,427		476,336		537,645		117,117
Shareholder servicing agent fees and expenses	27,381		23,025		17,621		17,482		158
Interest expense and amortization of offering costs	831,444		760,319		623,900		696,837		—
Liquidity fees	934,314		847,306		—		—		—
Remarketing fees	114,063		103,222		—		—		—
Custodian fees and expenses	54,779		54,949		20,167		19,898		8,177
Directors/Trustees fees and expenses	10,161		9,374		2,186		2,362		707
Professional fees	240,098		213,658		27,016		27,436		20,336
Shareholder reporting expenses	79,228		77,049		32,245		35,209		9,760
Stock exchange listing fees	8,483		8,483		15,462		15,470		163
Investor relations expenses	45,603		41,971		11,579		12,422		3,605
Other expenses	49,890		49,237		29,568		27,580		4,035
Total expenses	4,688,661		4,313,020		1,256,080		1,392,341		164,058
Net investment income (loss)	12,949,583		12,053,669		2,248,575		2,641,181		830,900
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	666,639		1,443,096		263,532		244,365		67,438
Change in net unrealized appreciation (depreciation) of investments	7,906,461		5,004,340		1,540,508		1,732,860		385,887
Net realized and unrealized gain (loss)	8,573,100		6,447,436		1,804,040		1,977,225		453,325
Net increase (decrease) in net assets applicable to Common shares from operations	$21,522,683		$18,501,105		$4,052,615		$4,618,406		$1,284,225

See accompanying notes to financial statements.

Nuveen Investments	107

Statement of
Changes in Net Assets

	New Jersey Investment Quality (NQJ)		New Jersey Premium Income (NNJ)
	Year Ended 4/30/13	Year Ended 4/30/12	Year Ended 4/30/13	Year Ended 4/30/12
Operations
Net investment income (loss)	$15,951,615	$17,008,773	$9,705,494	$10,267,598
Net realized gain (loss) from investments	1,028,392	(865,021)	584,789	(308,644)
Change in net unrealized appreciation (depreciation) of investments	10,937,098	34,150,935	5,446,434	20,146,359
Net increase (decrease) in net assets applicable to Common shares from operations	27,917,105	50,294,687	15,736,717	30,105,313
Distributions to Common Shareholders
From net investment income	(16,974,690)	(17,181,129)	(10,407,066)	(10,280,951)
From accumulated net realized gains	—	—	—	(126,384)
Decrease in net assets applicable to Common shares from distributions to Common shareholders	(16,974,690)	(17,181,129)	(10,407,066)	(10,407,335)
Capital Share Transactions
Net proceeds from Common shares issued to shareholders due to reinvestment of distributions	575,768	—	659,462	89,789
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	575,768	—	659,462	89,789
Net increase (decrease) in net assets applicable to Common shares	11,518,183	33,113,558	5,989,113	19,787,767
Net assets applicable to Common shares at the beginning of period	313,081,546	279,967,988	191,000,063	171,212,296
Net assets applicable to Common shares at the end of period	$324,599,729	$313,081,546	$196,989,176	$191,000,063
Undistributed (Over-distribution of)net investment income at the end of period	$3,303,600	$4,044,152	$2,401,543	$2,827,026

See accompanying notes to financial statements.

108	Nuveen Investments

	New Jersey Dividend Advantage (NXJ)		New Jersey Dividend Advantage 2 (NUJ)		New Jersey Municipal Value (NJV)
	Year Ended 4/30/13	Year Ended 4/30/12	Year Ended 4/30/13	Year Ended 4/30/12	Year Ended 4/30/13	Year Ended 4/30/12
Operations
Net investment income (loss)	$4,113,689	$4,635,973	$3,065,004	$3,483,887	$1,045,864	$1,171,320
Net realized gain (loss) from investments	232,718	(480,592)	377,218	(338,868)	374,231	349,986
Change in net unrealized appreciation (depreciation) of investments	5,860,118	12,538,713	2,200,083	8,174,233	583,344	2,619,397
Net increase (decrease) in net assets applicable to Common shares from operations	10,206,525	16,694,094	5,642,305	11,319,252	2,003,439	4,140,703
Distributions to Common Shareholders
From net investment income	(4,904,711)	(5,479,307)	(3,523,283)	(3,881,115)	(1,047,328)	(1,180,090)
From accumulated net realized gains	—	(35,478)	—	(39,352)	(395,298)	—
Decrease in net assets applicable to Common shares from distributions to Common shareholders	(4,904,711)	(5,514,785)	(3,523,283)	(3,920,467)	(1,442,626)	(1,180,090)
Capital Share Transactions
Net proceeds from Common shares issued to shareholders due to reinvestment of distributions	12,510	—	48,492	9,602	56,345	15,231
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	12,510	—	48,492	9,602	56,345	15,231
Net increase (decrease) in net assets applicable to Common shares	5,314,324	11,179,309	2,167,514	7,408,387	617,158	2,975,844
Net assets applicable to Common shares at the beginning of period	100,577,930	89,398,621	68,911,300	61,502,913	25,956,604	22,980,760
Net assets applicable to Common shares at the end of period	$105,892,254	$100,577,930	$71,078,814	$68,911,300	$26,573,762	$25,956,604
Undistributed (Over-distribution of) net investment income at the end of period	$388,742	$876,993	$379,748	$687,947	$70,213	$71,678

See accompanying notes to financial statements.

Nuveen Investments	109

Statement of
Changes in Net Assets (continued)

	Pennsylvania Investment Quality (NQP)		Pennsylvania Premium Income 2 (NPY)
	Year Ended 4/30/13	Year Ended 4/30/12	Year Ended 4/30/13	Year Ended 4/30/12
Operations
Net investment income (loss)	$12,949,583	$14,531,161	$12,053,669	$12,986,690
Net realized gain (loss) from investments	666,639	1,184,990	1,443,096	553,848
Change in net unrealized appreciation (depreciation) of investments	7,906,461	26,107,807	5,004,340	24,759,260
Net increase (decrease) in net assets applicable to Common shares from operations	21,522,683	41,823,958	18,501,105	38,299,798
Distributions to Common Shareholders
From net investment income	(14,620,276)	(14,891,410)	(13,100,263)	(13,100,263)
From accumulated net realized gains	—	—	—	—
Decrease in net assets applicable to Common shares from distributions to Common shareholders	(14,620,276)	(14,891,410)	(13,100,263)	(13,100,263)
Capital Share Transactions
Net proceeds from Common shares issued to shareholders due to reinvestment of distributions	355,820	99,350	—	—
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	355,820	99,350	—	—
Net increase (decrease) in net assets applicable to Common shares	7,258,227	27,031,898	5,400,842	25,199,535
Net assets applicable to Common shares at the beginning of period	253,936,991	226,905,093	236,038,696	210,839,161
Net assets applicable to Common shares at the end of period	$261,195,218	$253,936,991	$241,439,538	$236,038,696
Undistributed (Over-distribution of) net investment income at the end of period	$1,865,597	$3,128,930	$2,636,774	$3,279,077

See accompanying notes to financial statements.

110	Nuveen Investments

	Pennsylvania Dividend Advantage (NXM)		Pennsylvania Dividend Advantage 2 (NVY)		Pennsylvania Municipal Value (NPN)
	Year Ended 4/30/13	Year Ended 4/30/12	Year Ended 4/30/13	Year Ended 4/30/12	Year Ended 4/30/13	Year Ended 4/30/12
Operations
Net investment income (loss)	$2,248,575	$2,456,220	$2,641,181	$2,941,594	$830,900	$882,773
Net realized gain (loss) from investments	263,532	165,896	244,365	152,162	67,438	371,929
Change in net unrealized appreciation (depreciation) of investments	1,540,508	5,231,434	1,732,860	4,576,945	385,887	1,560,979
Net increase (decrease) in net assets applicable to Common shares from operations	4,052,615	7,853,550	4,618,406	7,670,701	1,284,225	2,815,681
Distributions to Common Shareholders
From net investment income	(2,589,487)	(2,870,194)	(3,187,858)	(3,331,148)	(775,508)	(868,179)
From accumulated net realized gains	(129,890)	(214,268)	(125,213)	(230,647)	(367,635)	(27,923)
Decrease in net assets applicable to Common shares from distributions to Common shareholders	(2,719,377)	(3,084,462)	(3,313,071)	(3,561,795)	(1,143,143)	(896,102)
Capital Share Transactions
Net proceeds from Common shares issued to shareholders due to reinvestment of distributions	—	—	7,060	—	—	—
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	—	—	7,060	—	—	—
Net increase (decrease) in net assets applicable to Common shares	1,333,238	4,769,088	1,312,395	4,108,906	141,082	1,919,579
Net assets applicable to Common shares at the beginning of period	51,289,871	46,520,783	56,578,597	52,469,691	19,948,269	18,028,690
Net assets applicable to Common shares at the end of period	$52,623,109	$51,289,871	$57,890,992	$56,578,597	$20,089,351	$19,948,269
Undistributed (Over-distribution of) net investment income at the end of period	$196,749	$405,701	$162,792	$571,871	$76,715	$23,517

See accompanying notes to financial statements.

Nuveen Investments	111

Statement of
Cash Flows
Year Ended April 30, 2013

	New Jersey Investment Quality (NQJ )	New Jersey Premium Income (NNJ )	New Jersey Dividend Advantage (NXJ )
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$27,917,105	$15,736,717	$10,206,525
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(66,028,124)	(40,283,122)	(24,710,478)
Proceeds from sales and maturities of investments	68,346,448	41,209,739	25,163,151
Proceeds from (Purchases of) short-term investments, net	—	—	—
Amortization (Accretion) of premiums and discounts, net	429,409	127,460	(319,608)
(Increase) Decrease in:
Receivable for interest	131,247	196,173	146,412
Receivable for investments sold	(4,079,544)	(570,742)	4,971,913
Other assets	(23,229)	(14,348)	3,345
Increase (Decrease) in:
Payable for interest	—	—	(5,724)
Payable for investments purchased	751,166	455,252	(5,398,152)
Accrued management fees	3,648	1,728	1,945
Accrued Directors/Trustees fees	3,805	2,318	(87)
Accrued other expenses	41,526	19,013	27,550
Net realized (gain) loss from investments	(1,028,392)	(584,789)	(232,718)
Change in net unrealized (appreciation) depreciation of investments	(10,937,098)	(5,446,434)	(5,860,118)
Taxes paid on undistributed capital gains	(36)	—	(127)
Net cash provided by (used in) operating activities	15,527,931	10,848,965	3,993,829
Cash Flows from Financing Activities:
(Increase) Decrease in deferred offering costs	(10,583)	70,391	309,104
Increase (Decrease) in:
Floating rate obligations	—	—	—
Payable for offering costs	237,635	170,877	(32,874)
VRDP Shares, at liquidation value	—	—	—
Cash distributions paid to Common shareholders	(16,451,087)	(9,758,780)	(4,985,194)
Net cash provided by (used in) financing activities	(16,224,035)	(9,517,512)	(4,708,964)
Net Increase (Decrease) in Cash	(696,104)	1,331,453	(715,135)
Cash at the beginning of period	1,293,605	83,383	806,729
Cash at the end of Period	$597,501	$1,414,836	$91,594

Supplemental Disclosure of Cash Flow Information
Non-cash financing activities not included herein consist of reinvestments of Common share distributions as follows:

New Jersey		New Jersey		New Jersey
Investment		Premium		Dividend
Quality		Income		Advantage
(NQJ	)	(NNJ	)	(NXJ	)
$575,768		$659,462		$12,510

Cash paid for interest (excluding amortization of offering costs) was as follows:

New Jersey		New Jersey		New Jersey
Investment		Premium		Dividend
Quality		Income		Advantage
(NQJ	)	(NNJ	)	(NXJ	)
$391,831		$240,584		$1,031,821

See accompanying notes to financial statements.

112	Nuveen Investments

	New Jersey	Pennsylvania	Pennsylvania
	Dividend	Investment	Premium
	Advantage 2	Quality	Income 2
	(NUJ )	(NQP )	(NPY )
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$5,642,305	$21,522,683	$18,501,105
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(27,782,856)	(65,674,324)	(56,730,946)
Proceeds from sales and maturities of investments	29,049,465	71,418,610	58,847,880
Proceeds from (Purchases of) short-term investments, net	—	(4,635,000)	—
Amortization (Accretion) of premiums and discounts, net	82,129	444,214	(2,110,905)
(Increase) Decrease in:
Receivable for interest	100,822	(351,416)	16,980
Receivable for investments sold	(1,172,102)	363,312	(1,500,000)
Other assets	2,406	(18,240)	(20,293)
Increase (Decrease) in:
Payable for interest	(3,887)	—	—
Payable for investments purchased	170,720	(5,392,190)	(134,235)
Accrued management fees	601	1,828	3,564
Accrued Directors/Trustees fees	(73)	3,063	2,850
Accrued other expenses	6,104	69,120	66,182
Net realized (gain) loss from investments	(377,218)	(666,639)	(1,443,096)
Change in net unrealized (appreciation) depreciation of investments	(2,200,083)	(7,906,461)	(5,004,340)
Taxes paid on undistributed capital gains	—	(39)	(235)
Net cash provided by (used in) operating activities	3,518,333	9,178,521	10,494,511
Cash Flows from Financing Activities:
(Increase) Decrease in deferred offering costs	170,076	25,287	42,803
Increase (Decrease) in:
Floating rate obligations	—	(815,000)	(4,320,000)
Payable for offering costs	168	245,783	229,181
VRDP Shares, at liquidation value	—	—	5,000,000
Cash distributions paid to Common shareholders	(3,540,023)	(14,366,995)	(13,093,281)
Net cash provided by (used in) financing activities	(3,369,779)	(14,910,925)	(12,141,297)
Net Increase (Decrease) in Cash	148,554	(5,732,404)	(1,646,786)
Cash at the beginning of period	367,693	8,864,171	2,589,124
Cash at the end of Period	$516,247	$3,131,767	$942,338

Supplemental Disclosure of Cash Flow Information
Non-cash financing activities not included herein consist of reinvestments of Common share distributions as follows:

New Jersey		Pennsylvania		Pennsylvania
Dividend		Investment		Premium
Advantage 2		Quality		Income 2
(NUJ	)	(NQP	)	(NPY	)
$48,492		$355,820		$—
Cash paid for interest (excluding amortization of offering costs) was as follows:

New Jersey		Pennsylvania		Pennsylvania
Dividend		Investment		Premium
Advantage 2		Quality		Income 2
(NUJ	)	(NQP	)	(NPY	)
$701,014		$423,792		$354,280

See accompanying notes to financial statements.

Nuveen Investments	113

Statement of
Cash Flows (continued)
Year Ended April 30, 2013

	Pennsylvania	Pennsylvania
	Dividend	Dividend
	Advantage	Advantage 2
	(NXM )	(NVY )
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$4,052,615	$4,618,406
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(10,211,564)	(21,169,935)
Proceeds from sales and maturities of investments	11,486,475	21,903,360
Proceeds from (Purchases of) short-term investments, net	—	(1,000,000)
Amortization (Accretion) of premiums and discounts, net	(300,437)	(152,051)
(Increase) Decrease in:
Receivable for interest	(251)	(71,276)
Receivable for investments sold	2,398,111	2,756,722
Other assets	1,767	2,082
Increase (Decrease) in:
Payable for interest	(2,705)	(2,927)
Payable for investments purchased	(2,947,830)	60,122
Accrued management fees	372	275
Accrued Directors/Trustees fees	(53)	(59)
Accrued other expenses	10,444	11,006
Net realized (gain) loss from investments	(263,532)	(244,365)
Change in net unrealized (appreciation) depreciation of investments	(1,540,508)	(1,732,860)
Taxes paid on undistributed capital gains	(9,827)	(3,350)
Net cash provided by (used in) operating activities	2,673,077	4,975,150
Cash Flows from Financing Activities:
(Increase) Decrease in deferred offering costs	134,359	140,113
Increase (Decrease) in:
Floating rate obligations	(770,000)	(455,000)
Payable for offering costs	29,979	(5,612)
VRDP Shares, at liquidation value	—	—
Cash distributions paid to Common shareholders	(2,750,141)	(3,349,897)
Net cash provided by (used in) financing activities	(3,355,803)	(3,670,396)
Net Increase (Decrease) in Cash	(682,726)	1,304,754
Cash at the beginning of period	1,099,818	92,874
Cash at the end of Period	$417,092	$1,397,628

Supplemental Disclosure of Cash Flow Information
Non-cash financing activities not included herein consist of reinvestments of Common share distributions as follows:

Pennsylvania		Pennsylvania
Dividend		Dividend
Advantage		Advantage 2
(NXM	)	(NVY	)
$—		$7,060

Cash paid for interest (excluding amortization of offering costs) was as follows:

Pennsylvania		Pennsylvania
Dividend		Dividend
Advantage		Advantage 2
(NXM	)	(NVY	)
$492,246		$559,652

See accompanying notes to financial statements.

114	Nuveen Investments

THIS PAGE INTENTIONALLY LEFT BLANK

Nuveen Investments	115

Financial
Highlights

Selected data for a Common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Shareholders (a)	Distributions from Accumulated Net Realized Gains to Auction Rate Preferred Shareholders	(a)	Total	From Net Investment Income to Common Shareholders	From Accumulated Net Realized Gains to Common Shareholders	Total	Discount from Common Shares Repurchased and Retired		Ending Common Share Net Asset Value	Ending Market Value
New Jersey Investment Quality (NQJ)
Year Ended 4/30:
2013	$15.31	$.77	$.59	$—	$—		$1.36	$(.83)	$—	$(.83)	$—		$15.84	$15.15
2012	13.69	.83	1.63	—	—		2.46	(.84)	—	(.84)	—		15.31	14.93
2011	14.44	.85	(.73)	(.01)	—		.11	(.83)	(.03)	(.86)	—		13.69	12.68
2010	13.00	.92	1.31	(.03)	—		2.20	(.76)	—	(.76)	—		14.44	13.56
2009	14.26	.91	(1.22)	(.18)	(.03)		(.52)	(.65)	(.09)	(.74)	—	*	13.00	11.37

New Jersey Premium Income (NNJ)
Year Ended 4/30:
2013	15.86	.80	.50	—	—		1.30	(.86)	—	(.86)	—		16.30	15.97
2012	14.22	.85	1.65	—	—		2.50	(.85)	(.01)	(.86)	—		15.86	15.48
2011	14.96	.86	(.76)	(.01)	—		.09	(.82)	(.01)	(.83)	—		14.22	13.44
2010	13.83	.90	1.02	(.03)	—	*	1.89	(.74)	(.02)	(.76)	—		14.96	14.19
2009	14.64	.88	(.78)	(.17)	(.03)		(.10)	(.63)	(.08)	(.71)	—	*	13.83	11.96

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

116	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares(c)
Based on Market Value (b)	Based on Common Share Net Asset Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(d)	Net Investment Income (Loss)	Portfolio Turnover Rate

7.04%	8.91%	$324,600	1.61%		4.97%	14%
24.98	18.41	313,082	1.61		5.70	9
(.46)	.67	279,968	1.55		5.96	9
26.39	17.23	295,382	1.16		6.57	4
(7.10)	(3.41)	265,928	1.29		6.94	1

8.80	8.23	196,989	1.70		4.96	14
22.07	18.03	191,000	1.64		5.62	10
.41	.57	171,212	1.59		5.85	7
25.45	13.90	180,024	1.19		6.19	3
(5.69)	(.40)	166,428	1.28		6.44	1

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred Shares (“ARPS”) and/or VRDP Shares, where applicable.

(d)
The expense ratios reflect, among other things, all interest expense and other costs related to VRDP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, both as described in Footnote 1 – General Information and Significant Accounting Policies, Variable Rate Demand Preferred Shares and Inverse Floating Rate Securities, respectively, as follows:

New Jersey Investment Quality (NQJ)
Year Ended 4/30:
2013	.61%
2012	.58
2011	.51
2010	—
2009	—

New Jersey Premium Income (NNJ)
Year Ended 4/30:
2013	.67%
2012	.58
2011	.51
2010	—
2009	—

*	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	117

Financial
Highlights (continued)

Selected data for a Common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Shareholders (a)	Distributions from Accumulated Net Realized Gains to Auction Rate Preferred Shareholders	(a)	Total	From Net Investment Income to Common Shareholders	From Accumulated Net Realized Gains to Common Shareholders	Total	Discount from Common Shares Repurchased and Retired		Ending Common Share Net Asset Value	Ending Market Value
New Jersey Dividend Advantage (NXJ)
Year Ended 4/30:
2013	$15.31	$.63	$.93	$—	$—		$1.56	$(.75)	$—	$(.75)	$—		$16.12	$14.94
2012	13.61	.71	1.83	—	—		2.54	(.83)	(.01)	(.84)	—		15.31	14.92
2011	14.51	.89	(.91)	(.03)	—	*	(.05)	(.83)	(.02)	(.85)	—		13.61	12.67
2010	12.97	.91	1.42	(.03)	—	*	2.30	(.75)	(.01)	(.76)	—		14.51	13.48
2009	14.26	.91	(1.27)	(.16)	(.03)		(.55)	(.66)	(.08)	(.74)	—	*	12.97	11.15

New Jersey Dividend Advantage 2 (NUJ)
Year Ended 4/30:
2013	15.23	.68	.57	—	—		1.25	(.78)	—	(.78)	—		15.70	15.28
2012	13.60	.77	1.73	—	—		2.50	(.86)	(.01)	(.87)	—		15.23	15.74
2011	14.47	.85	(.82)	(.01)	—		.02	(.85)	(.04)	(.89)	—		13.60	12.55
2010	12.93	.94	1.45	(.03)	(.01)		2.35	(.78)	(.03)	(.81)	—		14.47	14.68
2009	14.35	.95	(1.42)	(.17)	(.02)		(.66)	(.69)	(.07)	(.76)	—	*	12.93	11.46

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(c)
After expense reimbursement from the Adviser, where applicable. As of March 31, 2011, the Adviser is no longer reimbursing New Jersey Dividend Advantage (NXJ) for any fees or expenses. As of March 31, 2012, the Adviser is no longer reimbursing New Jersey Dividend Advantage 2 (NUJ) for any fees or expenses.

118	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(d)			Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(c)(d)
Based on Market Value (b)	Based on Common Share Net Asset Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(e)	Net Investment Income (Loss)	Expenses	(e)	Net Investment Income (Loss)	Portfolio Turnover Rate

5.04%	10.29%	$105,892	2.37%		3.91%	N/A		N/A	17%
25.08	19.09	100,578	2.52		4.82	N/A		N/A	15
.11	(.38)	89,399	1.34		6.16	1.27%		6.23%	6
28.17	18.03	95,300	1.18		6.35	1.04		6.49	4
(8.95)	(3.63)	85,230	1.29		6.74	1.06		6.98	—	**

1.99	8.35	71,079	2.42		4.35	N/A		N/A	27
33.35	18.82	68,911	2.59		5.22	2.52		5.30	9
(8.75)	.10	61,503	1.96		5.84	1.81		5.99	7
35.95	18.55	65,410	1.22		6.54	1.00		6.76	4
(9.75)	(4.36)	58,456	1.33		6.95	1.03		7.25	—	**

(d)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS and/or MTP Shares, where applicable.

(e)
The expense ratios reflect, among other things, all interest expense and other costs related to MTP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, both as described in Footnote 1 – General Information and Significant Accounting Policies, MuniFund Term Preferred Shares and Inverse Floating Rate Securities, respectively, as follows:

New Jersey Dividend Advantage (NXJ)
Year Ended 4/30:
2013	1.27%
2012	1.41
2011	.15
2010	—
2009	—

New Jersey Dividend Advantage 2 (NUJ)
Year Ended 4/30:
2013	1.23%
2012	1.33
2011	.79
2010	—
2009	—

*	Rounds to less than $.01 per share.
**	Rounds to less than 1%.
N/A	Fund no longer has a contractual reimbursement agreement with the Adviser.

See accompanying notes to financial statements.

Nuveen Investments	119

Financial
Highlights (continued)

Selected data for a Common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Shareholders (a)	Distributions from Accumulated Net Realized Gains to Auction Rate Preferred Shareholders	(a)	Total	From Net Investment Income to Common Shareholders	From Accumulated Net Realized Gains to Common Shareholders	Total	Discount from Common Shares Repur- chased and Retired		Offering Costs		Ending Common Share Net Asset Value	Ending Market Value
New Jersey Municipal Value (NJV)
Year Ended 4/30:
2013	$16.62	$.67	$.61	N/A	N/A		$1.28	$(.67)	$(.25)	$(.92)	$—		$—		$16.98	$16.02
2012	14.72	.75	1.91	N/A	N/A		2.66	(.76)	—	(.76)	—		—		16.62	16.34
2011	15.84	.82	(1.15)	N/A	N/A		(.33)	(.77)	(.02)	(.79)	—		—		14.72	13.81
2010	14.29	.70	1.55	N/A	N/A		2.25	(.70)	—	(.70)	—		—	*	15.84	15.21
2009(e)	14.33	(.01)	—	N/A	N/A		(.01)	—	—	—	—		(.03)		14.29	15.00

Pennsylvania Investment Quality (NQP)
Year Ended 4/30:
2013	15.78	.80	.54	$—	$—		1.34	(.91)	—	(.91)	—		—		16.21	15.24
2012	14.11	.90	1.70	—	—		2.60	(.93)	—	(.93)	—		—		15.78	15.67
2011	14.82	.93	(.73)	(.01)	—		.19	(.90)	—	(.90)	—		—		14.11	13.09
2010	13.53	.96	1.16	(.03)	—		2.09	(.80)	—	(.80)	—	*	—		14.82	13.64
2009	14.39	.96	(.94)	(.20)	—		(.18)	(.68)	—	(.68)	—	*	—		13.53	11.34

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

120	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares(c)
Based on Market Value (b)	Based on Common Share Net Asset Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(d)	Net Investment Income (Loss)		Portfolio Turnover Rate

3.58%	7.86%	$26,574.83%			3.95%		7%
24.34	18.43	25,957.85			4.76		20
(4.19)	(2.17)	22,981.85			5.32		2
6.32	16.05	24,722.82			4.63		5
—	(.24)	20,891.64		**	(.64	)**	0

2.97	8.50	261,195	1.80		4.98		17
27.48	18.88	253,937	1.63		6.00		18
2.43	1.27	226,905	1.60		6.38		8
27.87	15.74	238,368	1.23		6.72		6
(7.99)	(1.01)	218,353	1.50		7.23		3

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS and/or VRDP Shares, where applicable.

(d)
The expense ratios reflect, among other things, all interest expense and other costs related to VRDP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, both as described in Footnote 1 – General Information and Significant Accounting Policies, Variable Rate Demand Preferred Shares and Inverse Floating Rate Securities, respectively, as follows:

New Jersey Municipal Value (NJV)
Year Ended 4/30:
2013	.04%
2012	.04
2011	.06
2010	.06
2009(e)	—

Pennsylvania Investment Quality (NQP)
Year Ended 4/30:
2013	.72%
2012	.61
2011	.55
2010	.07
2009	.19

(e)	For the period April 28, 2009 (commencement of operations) through April 30, 2009.
N/A	Fund is not authorized to issue ARPS.
*	Rounds to less than $.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	121

Financial
Highlights (continued)

Selected data for a Common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Share- holders (a)	Distributions from Accum- ulated Net Realized Gains to Auction Rate Preferred Share- holders	(a)	Total	From Net Investment Income to Common Share- holders	From Accum- ulated Net Realized Gains to Common Share- holders	Total	Discount from Common Shares Repurchased and Retired		Ending Common Share Net Asset Value	Ending Market Value
Pennsylvania Premium Income 2 (NPY)
Year Ended 4/30:
2013	$15.14	$.77	$.41	$—	$—		$1.18	$(.84)	$—	$(.84)	$—		$15.48	$14.64
2012	13.52	.83	1.63	—	—		2.46	(.84)	—	(.84)	—		15.14	14.51
2011	14.11	.85	(.59)	(.01)	—		.25	(.84)	—	(.84)	—		13.52	12.29
2010	12.72	.91	1.28	(.03)	—		2.16	(.77)	—	(.77)	—	*	14.11	12.91
2009	13.74	.91	(1.12)	(.19)	—		(.40)	(.62)	—	(.62)	—	*	12.72	10.60

Pennsylvania Dividend Advantage (NXM)
Year Ended 4/30:
2013	15.44	.68	.54	—	—		1.22	(.78)	(.04)	(.82)	—		15.84	14.51
2012	14.00	.74	1.62	—	—		2.36	(.86)	(.06)	(.92)	—		15.44	14.42
2011	14.73	.85	(.65)	(.01)	—		.19	(.87)	(.05)	(.92)	—		14.00	12.85
2010	13.09	.96	1.55	(.03)	(.01)		2.47	(.79)	(.04)	(.83)	—	*	14.73	13.77
2009	14.47	.97	(1.47)	(.18)	—		(.68)	(.70)	—	(.70)	—	*	13.09	11.31

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(c)	After expense reimbursement from the Adviser, where applicable. As of March 31, 2011, the Adviser is no longer reimbursing Pennsylvania Dividend Advantage (NXM) for any fees or expenses.

122	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(d)			Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(c)(d)
Based on Market Value (b)	Based on Common Share Net Asset Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(e)	Net Investment Income (Loss)	Expenses	(e)	Net Investment Income (Loss)	Portfolio Turnover Rate

6.68%	7.86%	$241,440	1.79%		5.00%	N/A		N/A	16%
25.53	18.63	236,039	1.59		5.75	N/A		N/A	8
1.48	1.75	210,839	1.56		6.13	N/A		N/A	8
29.70	17.35	220,113	1.21		6.67	N/A		N/A	5
(8.43)	(2.65)	198,739	1.35		7.28	N/A		N/A	6

6.23	8.02	52,623	2.39		4.28	N/A		N/A	14
19.96	17.37	51,290	2.55		4.98	N/A		N/A	20
(.27)	1.23	46,521	1.94		5.78	1.87%		5.85%	8
29.85	19.29	48,934	1.26		6.66	1.11		6.81	5
(11.67)	(4.57)	43,587	1.37		7.17	1.14		7.39	4

(d)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS, MTP Shares and/or VRDP Shares, where applicable.

(e)
The expense ratios reflect, among other things, all interest expense and other costs related to MTP Shares, VRDP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, each as described in Footnote 1 – General Information and Significant Accounting Policies, MuniFund Term Preferred Shares, Variable Rate Demand Preferred Shares and Inverse Floating Rate Securities, respectively, as follows:

Pennsylvania Premium Income 2 (NPY)
Year Ended 4/30:
2013	.71%
2012	.57
2011	.52
2010	.05
2009	.04

Pennsylvania Dividend Advantage (NXM)
Year Ended 4/30:
2013	1.19%
2012	1.28
2011	.76
2010	.02
2009	—

N/A	Fund did not have, or no longer has, a contractual reimbursement agreement with the Adviser.
*	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	123

Financial
Highlights (continued)

Selected data for a Common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Shareholders (a)	Distributions from Accumulated Net Realized Gains to Auction Rate Preferred Shareholders	(a)	Total	From Net Investment Income to Common Shareholders	From Accumulated Net Realized Gains to Common Shareholders	Total	Discount from Common Shares Repurchased and Retired	Offering Costs		Ending Common Share Net Asset Value	Ending Market Value
Pennsylvania Dividend Advantage 2 (NVY)
Year Ended 4/30:
2013	$15.18	$.71	$.53	$—	$—		$1.24	$(.86)	$(.03)	$(.89)	$—	$—		$15.53	$14.26
2012	14.08	.79	1.26	—	—		2.05	(.89)	(.06)	(.95)	—	—		15.18	14.90
2011	14.74	.89	(.60)	(.01)	—		.28	(.89)	(.05)	(.94)	—	—		14.08	13.00
2010	13.42	.97	1.27	(.02)	(.01)		2.21	(.82)	(.07)	(.89)	—	—		14.74	14.19
2009	14.49	.99	(1.17)	(.19)	—	*	(.37)	(.70)	— *	(.70)	—	—		13.42	11.45

Pennsylvania Municipal Value (NPN)
Year Ended 4/30:
2013	16.36	.68	.38	N/A	N/A		1.06	(.64)	(.30)	(.94)	—	—		16.48	15.86
2012	14.79	.72	1.58	N/A	N/A		2.30	(.71)	(.02)	(.73)	—	—		16.36	15.38
2011	15.46	.79	(.70)	N/A	N/A		.09	(.76)	—	(.76)	—	—		14.79	13.96
2010	14.29	.70	1.19	N/A	N/A		1.89	(.72)	—	(.72)	—	—	*	15.46	15.43
2009(f)	14.33	(.01)	—	N/A	N/A		(.01)	—	—	—	—	(.03)		14.29	15.05

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(c)	After expense reimbursement from the Adviser, where applicable. As of March 31, 2012, the Adviser is no longer reimbursing Pennsylvania Dividend Advantage 2 (NVY) for any fees and expenses.

124	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(d)				Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(c)(d)
Based on Market Value (b)	Based on Common Share Net Asset Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(e)	Net Investment Income (Loss)		Expenses	(e)	Net Investment Income (Loss)	Portfolio Turnover Rate

1.49%	8.31%	$57,891	2.41%		4.57%		N/A		N/A	25%
22.71	15.01	56,579	2.54		5.30		2.47%		5.37%	11
(2.00)	1.89	52,470	1.88		5.94		1.74		6.08	7
32.47	16.80	54,920	1.30		6.61		1.08		6.83	5
(9.16)	(2.33)	49,993	1.37		7.07		1.06		7.38	4

9.39	6.58	20,089.81			4.11		N/A		N/A	7
15.68	15.89	19,948.86			4.60		N/A		N/A	11
(4.77)	.59	18,029.87			5.17		N/A		N/A	3
7.52	13.49	18,805.82			4.68		N/A		N/A	5
.33	(.31)	15,816.66		**	(.66	)**	N/A		N/A	0

(d)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS and/or MTP Shares, where applicable.

(e)
The expense ratios reflect, among other things, all interest expense and other costs related to MTP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, both as described in Footnote 1 – General Information and Significant Accounting Policies, MuniFund Term Preferred Shares and Inverse Floating Rate Securities, respectively, as follows:

Pennsylvania Dividend Advantage 2 (NVY)
Year Ended 4/30:
2013	1.21%
2012	1.28
2011	.71
2010	.08
2009	.01

Pennsylvania Municipal Value (NPN)
Year Ended 4/30:
2013	—%
2012	—
2011	—
2010	—
2009(f)	—

(f)	For the period April 28, 2009 (commencement of operations) through April 30, 2009.
N/A	Fund is not authorized to issue ARPS and does not have, or no longer has, a contractual reimbursement agreement with the Adviser.
*	Rounds to less than $.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	125

Financial
Highlights (continued)

	ARPS at the End of Period		MTP Shares at the End of Period						VRDP Shares at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $25,000 Share	Aggregate Amount Outstanding (000)	Series	Ending Market Value Per Share	Average Market Value Per Share		Asset Coverage Per $10 Share	Asset Aggregate Amount Outstanding (000)	Coverage Per $100,000 Share
New Jersey Investment Quality (NQJ)
Year Ended 4/30:
2013	$—	$—	$—	—	$—	$—		$—	$144,300	$324,948
2012	—	—	—	—	—	—		—	144,300	316,966
2011	—	—	—	—	—	—		—	144,300	294,018
2010	143,450	76,478	—	—	—	—		—	—	—
2009	149,825	69,373	—	—	—	—		—	—	—

New Jersey Premium Income (NNJ)
Year Ended 4/30:
2013	—	—	—	—	—	—		—	88,600	322,335
2012	—	—	—	—	—	—		—	88,600	315,576
2011	—	—	—	—	—	—		—	88,600	293,242
2010	87,875	76,216	—	—	—	—		—	—	—
2009	91,600	70,422	—	—	—	—		—	—	—

New Jersey Dividend Advantage (NXJ)
Year Ended 4/30:
2013	—	—	44,861	2014	10.02	10.09		33.60	—	—
2012	—	—	44,861	2014	10.08	10.07		32.42	—	—
2011	—	—	44,861	2014	9.94	9.95	^	29.93	—	—
2010	43,925	79,240	—	—	—	—		—	—	—
2009	47,025	70,311	—	—	—	—		—	—	—

New Jersey Dividend Advantage 2 (NUJ)
Year Ended 4/30:
2013	—	—	35,050	2015	10.04	10.05		30.28	—	—
2012	—	—	35,050	2015	10.04	9.91		29.66	—	—
2011	—	—	35,050	2015	9.62	9.65	^^	27.55	—	—
2010	31,225	77,370	—	—	—	—		—	—	—
2009	32,600	69,828	—	—	—	—		—	—	—

^	For the period March 24, 2011 (first issuance date of shares) through April 30, 2011.
^^	For the period October 1, 2010 (first issuance date of shares) through April 30, 2011.

See accompanying notes to financial statements.

126	Nuveen Investments

	ARPS at the End of Period		MTP Shares at the End of Period						VRDP Shares at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $25,000 Share	Aggregate Amount Outstanding (000)	Series	Ending Market Value Per Share	Average Market Value Per Share		Asset Coverage Per $10 Share	Asset Aggregate Amount Outstanding (000)	Coverage Per $100,000 Share
Pennsylvania Investment Quality (NQP)
Year Ended 4/30:
2013	$—	$—	$—	—	$—	$—		$—	$112,500	$332,174
2012	—	—	—	—	—	—		—	112,500	325,722
2011	—	—	—	—	—	—		—	112,500	301,693
2010	111,750	78,326	—	—	—	—		—	—	—
2009	111,750	73,849	—	—	—	—		—	—	—
Pennsylvania Premium Income 2 (NPY)
Year Ended 4/30:
2013	—	—	—	—	—	—		—	105,000	329,942
2012	—	—	—	—	—	—		—	100,000	336,039
2011	—	—	—	—	—	—		—	100,000	310,839
2010	99,275	80,430	—	—	—	—		—	—	—
2009	99,275	75,047	—	—	—	—		—	—	—
Pennsylvania Dividend Advantage (NXM)
Year Ended 4/30:
2013	—	—	23,190	2015	10.05	10.05		32.69	—	—
2012	—	—	23,190	2015	10.07	9.95		32.12	—	—
2011	—	—	23,190	2015	9.65	9.75	Ω	30.06	—	—
2010	22,500	79,372	—	—	—	—		—	—	—
2009	22,500	73,430	—	—	—	—		—	—	—
Pennsylvania Dividend Advantage 2 (NVY)
Year Ended 4/30:
2013	—	—	24,550	2015	10.03	10.05		33.58	—	—
2012	—	—	24,550	2015	10.01	9.96		33.05	—	—
2011	—	—	24,550	2015	9.75	9.68	ΩΩ	31.37	—	—
2010	23,000	84,696	—	—	—	—		—	—	—
2009	23,000	79,340	—	—	—	—		—	—	—

Ω	For the period October 4, 2010 (first issuance date of shares) through April 30, 2011.
ΩΩ	For the period October 27, 2010 (first issuance date of shares) through April 30, 2011.

See accompanying notes to financial statements.

Nuveen Investments	127

Notes to
Financial Statements

1. General Information and Significant Accounting Policies

General Information
The funds covered in this report and their corresponding Common share stock exchange symbols are Nuveen New Jersey Investment Quality Municipal Fund, Inc. (NQJ), Nuveen New Jersey Premium Income Municipal Fund, Inc. (NNJ), Nuveen New Jersey Dividend Advantage Municipal Fund (NXJ), Nuveen New Jersey Dividend Advantage Municipal Fund 2 (NUJ), Nuveen New Jersey Municipal Value Fund (NJV), Nuveen Pennsylvania Investment Quality Municipal Fund (NQP), Nuveen Pennsylvania Premium Income Municipal Fund 2 (NPY), Nuveen Pennsylvania Dividend Advantage Municipal Fund (NXM), Nuveen Pennsylvania Dividend Advantage Municipal Fund 2 (NVY) and Nuveen Pennsylvania Municipal Value Fund (NPN) (each a “Fund” and collectively, the “Funds”). Common shares of New Jersey Investment Quality (NQJ), New Jersey Premium Income (NNJ), Pennsylvania Investment Quality (NQP) and Pennsylvania Premium Income 2 (NPY), are traded on the New York Stock Exchange (“NYSE”) while Common shares of New Jersey Dividend Advantage (NXJ), New Jersey Dividend Advantage 2 (NUJ), New Jersey Municipal Value (NJV), Pennsylvania Dividend Advantage (NXM), Pennsylvania Dividend Advantage 2 (NVY) and Pennsylvania Municipal Value (NPN) are traded on the NYSE MKT. The Funds are registered under the Investment Company Act of 1940, as amended, as diversified (non-diversified for New Jersey Dividend Advantage 2 (NUJ), New Jersey Municipal Value (NJV) and Pennsylvania Municipal Value (NPN)), closed-end registered investment companies.

On December 31, 2012, the Funds’ investment adviser converted from a Delaware corporation to a Delaware limited liability company. As a result, Nuveen Fund Advisors, Inc., a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), changed its name to Nuveen Fund Advisors, LLC (the “Adviser”). There were no changes to the identities or roles of any personnel as a result of the change.

Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within a single state or certain U.S. territories.

Approved Fund Reorganizations

On May 23, 2013, (subsequent to the close of this reporting period) the Funds’ Board of Trustees approved a series of reorganizations for certain of the Pennsylvania Funds included in this report. The reorganizations are intended to create a single larger state Fund, which would potentially offer shareholders the following benefits:

•	Lower Fund expense ratios (excluding the effects of leverage), as fixed costs are spread over a larger asset base;

•	Enhanced secondary market trading, as larger Funds potentially make it easier for investors to buy and sell Fund shares;

•	Lower per share trading costs through reduced bid/ask spreads due to a larger common share float; and

•	Increased Fund flexibility in managing the structure and cost of leverage over time.

The approved reorganizations are as follows:

Acquired Funds	Acquiring Fund
Pennsylvania Premium Income 2 (NPY)	Pennsylvania Investment Quality (NQP)
Pennsylvania Dividend Advantage (NXM)
Pennsylvania Dividend Advantage 2 (NVY)

If the shareholders approve the reorganizations, and upon the closing of the reorganizations, the Acquired Funds will transfer their assets to the Acquiring Fund in exchange for common and preferred shares of the Acquiring Fund, and the assumption by the Acquiring Fund of the liabilities of the Acquired Funds. The Acquired Funds will then be liquidated, dissolved and terminated in accordance with their Declaration of Trust.

In addition, shareholders of the Acquired Funds will become shareholders of the Acquiring Fund. Holders of common shares will receive newly issued common shares of the Acquiring Fund, the aggregate net asset value of which will be equal to the aggregate net asset value of the common shares of the Acquired Funds held immediately prior to the reorganizations (including for this purpose fractional Acquiring Fund shares to which shareholders would be entitled). Fractional shares will be sold on the open market and shareholders will receive cash in lieu of such fractional shares. Holders of preferred shares of each Acquired Fund will receive on a one-for-one basis newly issued preferred shares of the Acquiring Fund, in exchange for preferred shares of the Acquired Funds held immediately prior to the reorganization.

128	Nuveen Investments

Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Valuation
Prices of municipal bonds are provided by a pricing service approved by the Funds’ Board of Directors/Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors/Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors/Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. As of April 30, 2013, New Jersey Investment Quality (NQJ), New Jersey Premium Income (NNJ), New Jersey Dividend Advantage (NXJ), New Jersey Dividend Advantage 2 (NUJ), Pennsylvania Investment Quality (NQP), Pennsylvania Premium Income 2 (NPY), Pennsylvania Dividend Advantage 2 (NVY) and Pennsylvania Municipal Value (NPN) had outstanding when-issued/delayed delivery purchase commitments of $751,166, $455,252, $273,151, $170,720, $2,292,420, $622,009, $205,661 and $75,254, respectively. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income
Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. Legal fee refund presented on the Statement of Operations reflects a refund of workout expenditures paid in a prior reporting period, when applicable.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Nuveen Investments	129

Notes to
Financial Statements (continued)

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders
Dividends from net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Auction Rate Preferred Shares
Each Fund except New Jersey Municipal Value (NJV) and Pennsylvania Municipal Value (NPN) is authorized to issue Auction Rate Preferred Shares (“ARPS”). During prior fiscal periods, the Funds redeemed all of their outstanding ARPS, at liquidation value.

MuniFund Term Preferred Shares
The following Funds have issued and outstanding MuniFund Term Preferred (“MTP”) Shares, with a $10 stated (“par”) value per share. Each Fund’s MTP Shares are issued in one Series. Dividends on MTP Shares, which are recognized as interest expense for financial reporting purposes, are paid monthly at a fixed annual rate, subject to adjustments in certain circumstances. MTP Shares trade on the NYSE MKT. As of April 30, 2013, the number of MTP Shares outstanding, annual interest rate and NYSE MKT “ticker” symbol for each Fund are as follows:

				Shares
				Outstanding	Annual
		NYSE MKT	Shares	at $10 Per Share	Interest
	Series	Ticker	Outstanding	Liquidation Value	Rate
New Jersey Dividend Advantage (NXJ)
	2014	NXJ PrA	4,486,100	$44,861,000	2.30%
New Jersey Dividend Advantage 2 (NUJ)
	2015	NUJ PrC	3,505,000	$35,050,000	2.00%
Pennsylvania Dividend Advantage (NXM)
	2015	NXM PrC	2,319,000	$23,190,000	2.10%
Pennsylvania Dividend Advantage 2 (NVY)
	2015	NVY PrC	2,455,000	$24,550,000	2.15%

Each Fund is obligated to redeem its MTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed or repurchased by the Fund. MTP Shares are subject to optional and mandatory redemption in certain circumstances. MTP Shares will be subject to redemption at the option of each Fund (“Optional Redemption Date”), subject to a payment of premium for one year following the Optional Redemption Date (“Premium Expiration Date”), and at par thereafter. MTP Shares also will be subject to redemption, at the option of each Fund, at par in the event of certain changes in the credit rating of the MTP Shares. Each Fund may be obligated to redeem certain of the MTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. The Term Redemption Date, Optional Redemption Date and Premium Expiration Date for each Fund’s series of MTP Shares by NYSE MKT ticker symbol are as follows:

			Term	Optional	Premium
		NYSE MKT	Redemption	Redemption	Expiration
	Series	Ticker	Date	Date	Date
New Jersey Dividend Advantage (NXJ)
	2014	NXJ PrA	April 1, 2014	April 1, 2012	March 31, 2013
New Jersey Dividend Advantage 2 (NUJ)
	2015	NUJ PrC	November 1, 2015	November 1, 2011	October 31, 2012
Pennsylvania Dividend Advantage (NXM)
	2015	NXM PrC	November 1, 2015	November 1, 2011	October 31, 2012
Pennsylvania Dividend Advantage 2 (NVY)
	2015	NVY PrC	November 1, 2015	November 1, 2011	October 31, 2012

130	Nuveen Investments

The average liquidation value of MTP Shares outstanding for each Fund during the fiscal year ended April 30, 2013, were as follows:

	New Jersey		New Jersey		Pennsylvania		Pennsylvania
	Dividend		Dividend		Dividend		Dividend
	Advantage		Advantage 2		Advantage		Advantage 2
	(NXJ	)	(NUJ	)	(NXM	)	(NVY	)
Average liquidation value of MTP Shares outstanding	$44,861,000		$35,050,000		$23,190,000		$24,550,000

For financial reporting purposes only, the liquidation value of MTP Shares is recorded as a liability and recognized as “MuniFund Term Preferred (MTP) Shares, at liquidation value” on the Statement of Assets and Liabilities. Unpaid dividends on MTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends paid on MTP Shares and each Fund’s amortized deferred charges are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Funds in connection with their offerings of MTP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as components of “Deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.

Variable Rate Demand Preferred Shares
The following Funds have issued and outstanding Variable Rate Demand Preferred (“VRDP”) Shares, with a $100,000 liquidation value per share.

New Jersey Investment Quality (NQJ), New Jersey Premium Income (NNJ), Pennsylvania Investment Quality (NQP) and Pennsylvania Premium Income 2 (NPY) issued their VRDP Shares in privately negotiated offerings, which were offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933.

During the current fiscal period, New Jersey Investment Quality (NQJ), New Jersey Premium Income (NNJ), Pennsylvania Investment Quality (NQP) and Pennsylvania Premium Income 2 (NPY) exchanged all 1,443, 886, 1,125 and 1,000 shares of their outstanding Series 1 VRDP for 1,443, 886, 1,125 and 1,000 shares of Series 2 VRDP, respectively. Concurrent with these exchanges, Pennsylvania Premium Income 2 (NPY) issued an additional 50 Series 2 VRDP Shares through a privately negotiated offering, which were offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933. The Funds completed their exchange offers in which they refinanced their existing VRDP Shares with new VRDP Shares at a reduced cost and with a maturity date of April 1, 2043 for New Jersey Investment Quality (NQJ) and New Jersey Premium Income (NNJ) and December 1, 2042 for Pennsylvania Investment Quality (NQP) and Pennsylvania Premium Income 2 (NPY).

As of April 30, 2013, the number of VRDP Shares outstanding and maturity date for each Fund are as follows:

	New Jersey		New Jersey		Pennsylvania		Pennsylvania
	Investment		Premium		Investment		Premium
	Quality		Income		Quality		Income 2
	(NQJ	)	(NNJ	)	(NQP	)	(NPY	)
Series	2		2		2		2
VRDP Shares outstanding	1,443		886		1,125		1,050
Maturity	April 1, 2043		April 1, 2043		December 1, 2042		December 1, 2042

VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom each Fund has contracted in the event that purchase orders for VRDP Shares in a remarketing are not sufficient in number to be matched with the sale orders in that remarketing. Each Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Each Fund pays an annual remarketing fee of .10% on the aggregate principal amount of all VRDP Shares outstanding. Each Fund’s VRDP Shares have successfully remarketed since issuance.

Dividends on VRDP Shares (which are treated as interest payments for financial reporting purposes) are set weekly at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation value. If remarketings for VRDP Shares are continuously unsuccessful for six months, the maximum rate is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.

Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of each Fund. Each Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends.

Nuveen Investments	131

Notes to
Financial Statements (continued)

The average liquidation value of VRDP Shares outstanding and annualized dividend rate for each Fund during the fiscal year ended April 30, 2013, were as follows:

	New Jersey		New Jersey		Pennsylvania		Pennsylvania
	Investment		Premium		Investment		Premium
	Quality		Income		Quality		Income 2
	(NQJ	)	(NNJ	)	(NQP	)	(NPY	)
Average liquidation value of VRDP Shares outstanding	144,300,000		88,600,000		112,500,000		101,808,219
Annualized dividend rate	0.27%		0.27%		0.27%		0.27%

For financial reporting purposes only, the liquidation value of VRDP Shares is recorded as a liability and recognized as “Variable Rate Demand Preferred (VRDP) Shares, at liquidation value” on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends paid on VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Funds in connection with their offerings of VRDP Shares were recorded as a deferred charge, which are being amortized over the life of the shares and are recognized as components of “Deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations. In addition to interest expense, each Fund also pays a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as “Liquidity fees” and “Remarketing fees”, respectively, on the Statement of Operations.

The Funds’ exchange of VRDP Shares was deemed a modification of debt. Offering costs of $260,000, $260,000, $385,000 and $385,000 were incurred with New Jersey Investment Quality’s (NQJ), New Jersey Premium Income’s (NNJ), Pennsylvania Investment Quality’s (NQP) and Pennsylvania Premium Income 2’s (NPY) issuance of Series 2 VRDP Shares, respectively, which were recorded as a deferred charge and are being amortized over the life of the shares.

Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust, at their liquidation value, as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

During the fiscal year ended April 30, 2013, each Fund invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

132	Nuveen Investments

As of April 30, 2013, each Fund’s maximum exposure to the floating rate obligations issued by externally-deposited Recourse Trusts, was as follows:

	New Jersey		New Jersey		New Jersey		New Jersey		New Jersey
	Investment		Premium		Dividend		Dividend		Municipal
	Quality		Income		Advantage		Advantage 2		Value
	(NQJ	)	(NNJ	)	(NXJ	)	(NUJ	)	(NJV	)
Maximum exposure to Recourse Trusts	$19,335,000		$12,635,000		$5,785,000		$4,815,000		$—

	Pennsylvania		Pennsylvania		Pennsylvania		Pennsylvania		Pennsylvania
	Investment		Premium		Dividend		Dividend		Municipal
	Quality		Income 2		Advantage		Advantage 2		Value
	(NQP	)	(NPY	)	(NXM	)	(NVY	)	(NPN	)
Maximum exposure to Recourse Trusts	$2,155,000		$5,370,000		$745,000		$1,035,000		$540,000

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters for the following Funds during the fiscal year ended April 30, 2013, were as follows:

	New Jersey		Pennsylvania		Pennsylvania		Pennsylvania		Pennsylvania
	Municipal		Investment		Premium		Dividend		Dividend
	Value		Quality		Income 2		Advantage		Advantage 2
	(NJV	)	(NQP	)	(NPY	)	(NXM	)	(NVY	)
Average floating rate obligations outstanding	$1,500,000		$26,182,863		$10,745,986		$675,288		$4,124,712
Average annual interest rate and fees	0.77%		0.43%		0.69%		0.78%		0.77%

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Zero Coupon Securities
Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Common Shares Equity Shelf Programs and Offering Costs
During the current reporting period, the following Funds each filed initial registration statements with the Securities and Exchange Commission authorizing the Funds to issue additional Common shares through equity shelf programs (“Shelf Offerings”), which are not yet effective.

Additional Common shares authorized to be issued through each Fund’s Shelf Offering are as follows:

Additional
Fund	Common Shares
New Jersey Investment Quality (NQJ)	2,000,000
New Jersey Premium Income (NNJ)	1,200,000

Nuveen Investments	133

Notes to
Financial Statements (continued)

Under these Shelf Offerings, the Funds, subject to market conditions, may raise additional equity capital from time to time in varying amounts and offering methods at a net price at or above each Fund’s net asset value (“NAV”) per Common share.

Costs incurred by the Funds in connection with their initial Shelf Offerings are recorded as a deferred charge, which will be amortized over the period such additional Common shares are sold not to exceed the one-year life of the Shelf Offering period. Ongoing Shelf Offering costs, and any additional costs the Funds may incur in connection with the Shelf Offerings, are expensed as incurred and recorded as a reduction of proceeds from shelf offering.

Indemnifications
Under the Funds’ organizational documents, their officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements
Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances.

The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

New Jersey Investment Quality (NQJ)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$459,172,219	$—	$459,172,219

New Jersey Premium Income (NNJ)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$279,613,784	$—	$279,613,784

New Jersey Dividend Advantage (NXJ)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$148,996,120	$—	$148,996,120

New Jersey Dividend Advantage 2 (NUJ)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$103,122,129	$—	$103,122,129

New Jersey Municipal Value (NJV)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$26,723,376	$—	$26,723,376
* Refer to the Fund’s Portfolio of Investments for industry classifications.

134	Nuveen Investments

Pennsylvania Investment Quality (NQP)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$386,812,562	$—	$386,812,562
Short-Term Investments*:
Municipal Bonds	—	6,635,000	—	6,635,000
Total	$—	$393,447,562	$—	$393,447,562

Pennsylvania Premium Income 2 (NPY)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$348,038,897	$—	$348,038,897

Pennsylvania Dividend Advantage (NXM)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$74,512,846	$—	$74,512,846

Pennsylvania Dividend Advantage 2 (NVY)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$83,463,276	$—	$83,463,276
Short-Term Investments*:
Municipal Bonds	—	1,000,000	—	1,000,000
Total	$—	$84,463,276	$—	$84,463,276

Pennsylvania Municipal Value (NPN)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$19,774,294	$—	$19,774,294

* Refer to the Fund’s Portfolio of Investments for industry classifications.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i.)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii.)
If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Derivative Instruments and Hedging Activities
Each Fund is authorized to invest in certain derivative instruments, including futures, options and swap contracts. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. Although the Funds are authorized to invest in such derivatives, and may do so in the future, they did not make any such investments during the fiscal year ended April 30, 2013.

Nuveen Investments	135

Notes to
Financial Statements (continued)

4. Fund Shares

Common Shares
Transactions in Common shares were as follows:

	New Jersey Investment Quality (NQJ)		New Jersey Premium Income (NNJ)		New Jersey Dividend Advantage (NXJ)
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	4/30/13	4/30/12	4/30/13	4/30/12	4/30/13	4/30/12
Common shares issued to shareholders due to reinvestment of distributions	36,613	—	40,586	5,845	776	—

	New Jersey Dividend Advantage 2 (NUJ)		New Jersey Municipal Value (NJV)
	Year Ended	Year Ended	Year Ended	Year Ended
	4/30/13	4/30/12	4/30/13	4/30/12
Common shares issued to shareholders due to reinvestment of distributions	3,072	629	3,325	924

	Pennsylvania Investment Quality (NQP)		Pennsylvania Premium Income 2 (NPY)		Pennsylvania Dividend Advantage (NXM)
	Year Ended 4/30/13	Year Ended 4/30/12	Year Ended 4/30/13	Year Ended 4/30/12	Year Ended 4/30/13	Year Ended 4/30/12
Common shares issued to shareholders due to reinvestment of distributions	22,021	6,385	—	—	—	—

	Pennsylvania Dividend Advantage 2 (NVY)		Pennsylvania Municipal Value (NPN)
	Year Ended 4/30/13	Year Ended 4/30/12	Year Ended 4/30/13	Year Ended 4/30/12
Common shares issued to shareholders due to reinvestment of distributions	446	—	—	—

Preferred Shares
Transactions in VRDP Shares were as follows:

	New Jersey Investment Quality (NQJ)				New Jersey Premium Income (NNJ)
	Year Ended 4/30/13		Year Ended 4/30/12		Year Ended 4/30/13		Year Ended 4/30/12
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
VRDP Shares issued:
Series 1	—	$—	—	$—	—	$—	—	$—
Series 2	—	—	—	—	—	—	—	—
VRDP Shares exchanged:
Series 1	(1,443)	(144,300,000)	—	—	(886)	(88,600,000)	—	—
Series 2	1,443	144,300,000	—	—	886	88,600,000	—	—
Total	—	$—	—	$—	—	$—	—	$—

136	Nuveen Investments

	Pennsylvania Investment Quality (NQP)				Pennsylvania Premium Income 2 (NPY)
	Year Ended 4/30/13		Year Ended 4/30/12		Year Ended 4/30/13		Year Ended 4/30/12
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
VRDP Shares issued:
Series 1	—	$—	—	$—	—	$—	—	$—
Series 2	—	—	—	—	50	5,000,000	—	—
VRDP Shares exchanged:
Series 1	(1,125)	(112,500,000)	—	—	(1,000)	(100,000,000)	—	—
Series 2	1,125	112,500,000	—	—	1,000	100,000,000	—	—
Total	—	$—	—	$—	50	$5,000,000	—	$—

5. Investment Transactions
Purchases and sales (including maturities but excluding short-term investments, where applicable) during the fiscal year ended April 30, 2013, were as follows:

	New Jersey		New Jersey		New Jersey		New Jersey		New Jersey
	Investment		Premium		Dividend		Dividend		Municipal
	Quality		Income		Advantage		Advantage 2		Value
	(NQJ	)	(NNJ	)	(NXJ	)	(NUJ	)	(NJV	)
Purchases	$66,028,124		$40,283,122		$24,710,478		$27,782,856		$1,945,351
Sales and maturities	68,346,448		41,209,739		25,163,151		29,049,465		2,998,086

	Pennsylvania		Pennsylvania		Pennsylvania		Pennsylvania		Pennsylvania
	Investment		Premium		Dividend		Dividend		Municipal
	Quality		Income 2		Advantage		Advantage 2		Value
	(NQP	)	(NPY	)	(NXM	)	(NVY	)	(NPN	)
Purchases	$65,674,324		$56,730,946		$10,211,564		$21,169,935		$1,382,917
Sales and maturities	71,418,610		58,847,880		11,486,475		21,903,360		1,721,393

6. Income Tax Information
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

As of April 30, 2013, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	New Jersey		New Jersey		New Jersey		New Jersey		New Jersey
	Investment		Premium		Dividend		Dividend		Municipal
	Quality		Income		Advantage		Advantage 2		Value
	(NQJ	)	(NNJ	)	(NXJ	)	(NUJ	)	(NJV	)
Cost of investments	$425,266,060		$256,453,976		$135,424,994		$95,900,218		$21,306,305
Gross unrealized:
Appreciation	$35,029,894		$23,767,569		$13,937,425		$7,526,181		$3,926,618
Depreciation	(1,123,735)		(607,761)		(366,299)		(304,270)		(9,547)
Net unrealized appreciation (depreciation) of investments	$33,906,159		$23,159,808		$13,571,126		$7,221,911		$3,917,071

Nuveen Investments	137

Notes to
Financial Statements (continued)

	Pennsylvania		Pennsylvania		Pennsylvania		Pennsylvania		Pennsylvania
	Investment		Premium		Dividend		Dividend		Municipal
	Quality		Income 2		Advantage		Advantage 2		Value
	(NQP	)	(NPY	)	(NXM	)	(NVY	)	(NPN	)
Cost of investments	$336,254,553		$312,369,177		$68,782,772		$75,406,297		$17,139,259
Gross unrealized:
Appreciation	$32,153,858		$29,723,060		$5,970,078		$6,011,040		$2,635,536
Depreciation	(770,870)		(1,608,908)		(394,744)		(778,781)		(501)
Net unrealized appreciation (depreciation) of investments	$31,382,988		$28,114,152		$5,575,334		$5,232,259		$2,635,035

Permanent differences, primarily due to federal taxes paid, taxable market discount and nondeductible offering costs, resulted in reclassifications among the Funds’ components of Common share net assets as of April 30, 2013, the Funds’ tax year end, as follows:

	New Jersey		New Jersey		New Jersey		New Jersey		New Jersey
	Investment		Premium		Dividend		Dividend		Municipal
	Quality		Income		Advantage		Advantage 2		Value
	(NQJ	)	(NNJ	)	(NXJ	)	(NUJ	)	(NJV )
Paid-in-surplus	$(287,183)		$(279,771)		$(309,231)		$(170,076)		$(201)
Undistributed (Over-distribution of) net investment income	282,523		276,089		302,771		150,080		(1)
Accumulated net realized gain (loss)	4,660		3,682		6,460		19,996		202

	Pennsylvania		Pennsylvania		Pennsylvania	Pennsylvania	Pennsylvania
	Investment		Premium		Dividend	Dividend	Municipal
	Quality		Income 2		Advantage	Advantage 2	Value
	(NQP	)	(NPY	)	(NXM )	(NVY )	(NPN	)
Paid-in-surplus	$(407,434)		$(404,708)		$(111,996)	$(134,930)	$1,838
Undistributed (Over-distribution of) net investment income	407,360		404,291		131,960	137,598	(2,194)
Accumulated net realized gain (loss)	74		417		(19,964)	(2,668)	356

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of April 30, 2013, the Funds’ tax year end, were as follows:

	New Jersey		New Jersey		New Jersey		New Jersey		New Jersey
	Investment		Premium		Dividend		Dividend		Municipal
	Quality		Income		Advantage		Advantage 2		Value
	(NQJ	)	(NNJ	)	(NXJ	)	(NUJ	)	(NJV	)
Undistributed net tax-exempt income1	$4,220,287		$2,805,773		$726,130		$592,957		$45,769
Undistributed net ordinary income2	—		—		—		—		15,923
Undistributed net long-term capital gains	—		—		—		—		303,326

	Pennsylvania		Pennsylvania		Pennsylvania		Pennsylvania		Pennsylvania
	Investment		Premium		Dividend		Dividend		Municipal
	Quality		Income 2		Advantage		Advantage 2		Value
	(NQP	)	(NPY	)	(NXM	)	(NVY	)	(NPN	)
Undistributed net tax-exempt income1	$2,806,377		$3,184,839		$325,615		$321,680		$24,346
Undistributed net ordinary income2	56,602		8,800		26,558		23,511		6,493
Undistributed net long-term capital gains	—		—		18,899		49,693		43,240

1	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on April 1, 2013, paid on May 1, 2013.
2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

138	Nuveen Investments

The tax character of distributions paid during the Funds’ tax years ended April 30, 2013 and April 30, 2012, was designated for purposes of the dividends paid deduction as follows:

	New Jersey		New Jersey		New Jersey		New Jersey		New Jersey
	Investment		Premium		Dividend		Dividend		Municipal
	Quality		Income		Advantage		Advantage 2		Value
2013	(NQJ	)	(NNJ	)	(NXJ	)	(NUJ	)	(NJV	)
Distributions from net tax-exempt income3	$17,424,455		$10,662,777		$6,030,169		$4,289,294		$1,031,516
Distributions from net ordinary income2	11,201		55		1,584		2,689		25,009
Distributions from net long-term capital gains4	—		—		—		—		395,298

	Pennsylvania		Pennsylvania		Pennsylvania		Pennsylvania		Pennsylvania
	Investment		Premium		Dividend		Dividend		Municipal
	Quality		Income 2		Advantage		Advantage 2		Value
2013	(NQP	)	(NPY	)	(NXM	)	(NVY	)	(NPN	)
Distributions from net tax-exempt income3	$15,057,384		$13,380,053		$3,109,697		$3,762,240		$775,508
Distributions from net ordinary income2	—		—		—		—		—
Distributions from net long-term capital gains4	—		—		129,890		125,213		367,635

	New Jersey		New Jersey		New Jersey		New Jersey		New Jersey
	Investment		Premium		Dividend		Dividend		Municipal
	Quality		Income		Advantage		Advantage 2		Value
2012	(NQJ	)	(NNJ	)	(NXJ	)	(NUJ	)	(NJV	)
Distributions from net tax-exempt income	$17,588,708		$10,501,726		$6,539,873		$4,582,076		$1,189,401
Distributions from net ordinary income2	—		22		23		15		—
Distributions from net long-term capital gains	—		126,108		35,371		39,345		—

	Pennsylvania		Pennsylvania		Pennsylvania		Pennsylvania		Pennsylvania
	Investment		Premium		Dividend		Dividend		Municipal
	Quality		Income 2		Advantage		Advantage 2		Value
2012	(NQP	)	(NPY	)	(NXM	)	(NVY	)	(NPN	)
Distributions from net tax-exempt income	$15,192,389		$13,403,976		$3,367,151		$3,858,983		$873,988
Distributions from net ordinary income2	—		—		—		—		6,384
Distributions from net long-term capital gains	—		—		214,268		230,647		27,923

2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
3	The Funds hereby designate these amounts paid during the fiscal year ended April 30, 2013, as Exempt Interest Dividends.
4
The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended April 30, 2013.

As of April 30, 2013, the Funds’ tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration retain the character reflected and will be utilized first by a Fund, while the losses subject to expiration are considered short-term:

	New Jersey		New Jersey		New Jersey		New Jersey		Pennsylvania		Pennsylvania
	Investment		Premium		Dividend		Dividend		Investment		Premium
	Quality		Income		Advantage		Advantage 2		Quality		Income 2
	(NQJ	)	(NNJ	)	(NXJ	)	(NUJ	)	(NQP	)	(NPY	)
Expiration:
April 30, 2017	$—		$—		$—		$—		$13,518		$2,167,149
Not subject to expiration:
Short-term losses:	—		1,268		—		—		—		—
Long-term losses:	1,316,047		554,853		725,722		270,569		—		—
Total	$1,316,047		$556,121		$725,722		$270,569		$13,518		$2,167,149

Nuveen Investments	139

Notes to
Financial Statements (continued)

During the Funds’ tax year ended April 30, 2013, the following Funds utilized capital loss carryforwards as follows:

	New Jersey		New Jersey		New Jersey		New Jersey		Pennsylvania		Pennsylvania
	Investment		Premium		Dividend		Dividend		Investment		Premium
	Quality		Income		Advantage		Advantage 2		Quality		Income 2
	(NQJ	)	(NNJ	)	(NXJ	)	(NUJ	)	(NQP	)	(NPY	)
Utilized capital loss carryforwards	$1,047,754		$589,739		$238,640		$397,214		$426,636		$248,369

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The following Funds have elected to defer losses as follows:

	New Jersey		Pennsylvania
	Investment		Premium
	Quality		Income 2
	(NQJ	)	(NPY	)
Post-October capital losses1	$14,702		$34,987
Late-year ordinary losses2	—		—

1	Capital losses incurred from November 1, 2012 through April 30, 2013, the Funds’ tax year end.
2	Ordinary losses incurred from January 1, 2013 through April 30, 2013, and specified losses incurred from November 1, 2012 through April 30, 2013.

7. Management Fees and Other Transactions with Affiliates
Each Fund’s management fee consists of two components — a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedules:

Average Daily Managed Assets*	New Jersey Investment Quality (NQJ) New Jersey Premium Income (NNJ) Pennsylvania Investment Quality (NQP) Pennsylvania Premium Income 2 (NPY) Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For the next $3 billion	.3875
For managed assets over $5 billion	.3750

Average Daily Managed Assets*	New Jersey Dividend Advantage (NXJ) New Jersey Dividend Advantage 2 (NUJ) Pennsylvania Dividend Advantage (NXM) Pennsylvania Dividend Advantage 2 (NVY) Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For managed assets over $2 billion	.3750

Average Daily Managed Assets*	New Jersey Municipal Value (NJV) Pennsylvania Municipal Value (NPN) Fund-Level Fee Rate
For the first $125 million	.4000%
For the next $125 million	.3875
For the next $250 million	.3750
For the next $500 million	.3625
For the next $1 billion	.3500
For managed assets over $2 billion	.3375

140	Nuveen Investments

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*
For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of April 30, 2013, the complex-level fee rate for each of these Funds was .1661%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for each Fund’s overall strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a wholly-owned subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

The Funds pay no compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

8. New Accounting Pronouncements
Financial Accounting Standards Board (“FASB”) Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities
In January 2013, Accounting Standards Update (“ASU”) 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced ASU 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact to the financial statements and footnote disclosures, if any.

Nuveen Investments	141

Board Members & Officers (Unaudited)

The annual meeting of shareholders was held in the offices of Nuveen Investments on November 14, 2012; at this meeting the shareholders were asked to vote on the election of Board Members, to approve the elimination of the fundamental policies relating to the Fund’s ability to make loans and to approve the new fundamental policy relating to the Fund’s ability to make loans. The meeting was subsequently adjourned to December 14, 2012. The meeting for NUJ was subsequently adjourned to January 24, 2013, February 22, 2013 and March 14, 2013.

	Name,	Position(s) Held	Year First	Principal	Number
	Birthdate	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed	including other	in Fund Complex
			and Term(1)	Directorships	Overseen by
				During Past 5 Years	Board Member

Independent Board Members:

■	ROBERT P. BREMNER
	8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Board Member	1996 Class III	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	210

■	JACK B. EVANS
	10/22/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Chairman, United Fire Group, a publicly held company; formerly, President of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm; Bachelor of Arts degree from Coe College and an MBA from the University of Iowa.	210

■	WILLIAM C. HUNTER
	3/6/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I
Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
210

■	DAVID J. KUNDERT
	10/28/42 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II
Formerly, Director, Northwestern Mutual Wealth Management Company; (2007-2013) retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.
210

■	WILLIAM J. SCHNEIDER
	9/24/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	1996 Class III	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; Member of two Miller Valentine real estate LLC companies; member, University of Dayton Business School Advisory Council;member, Mid-America Health System Board; Board Member of Tech Town, Inc., a not-for-profit community development company; Board Member of WDPR Public Radio; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	210

142	Nuveen Investments

	Name,	Position(s) Held	Year First	Principal	Number
	Birthdate	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed	Including other	in Fund Complex
			and Term(1)	Directorships	Overseen by
				During Past 5 Years	Board Member

Independent Board Members:

■	JUDITH M. STOCKDALE
	12/29/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I	Formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	210

■	CAROLE E. STONE
	6/28/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	210

■	VIRGINIA L. STRINGER
	8/16/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011 Class I	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	210

■	TERENCE J. TOTH
	9/29/59 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II
Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Chairman, and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
210

Interested Board Member:

■	JOHN P. AMBOIAN(2)
	6/14/61 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers, Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, LLC.	210

Nuveen Investments	143

Board Members & Officers (Unaudited) (continued)

	Name,	Position(s) Held	Year First	Principal	Number
	Birthdate	with the Funds	Elected or	Occupation(s)	of Portfolios
	and Address		Appointed(3)	During Past 5 Years	in Fund Complex
					Overseen
					by Officer

Officers of the Funds:

■	GIFFORD R. ZIMMERMAN
	9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988
Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary, of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.
					210

■	WILLIAM ADAMS IV
	6/9/55 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Senior Executive Vice President, Global Structured Products (since 2010), formerly, Executive Vice President (1999-2010) of Nuveen Securities, LLC; Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC.	103

■	CEDRIC H. ANTOSIEWICZ
	1/11/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director of Nuveen Securities, LLC.	103

■	MARGO L. COOK
	4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director-Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	210

■	LORNA C. FERGUSON
	10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	210

■	STEPHEN D. FOY
	5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	210

144	Nuveen Investments

	Name,	Position(s) Held	Year First	Principal	Number
	Birthdate	with the Funds	Elected or	Occupation(s)	of Portfolios
	and Address		Appointed(3)	During Past 5 Years	in Fund Complex
					Overseen
					by Officer

Officers of the Funds:

■	SCOTT S. GRACE
	8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009
Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.
					210

■	WALTER M. KELLY
	2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, LLC; Senior Vice President (since 2008) of Nuveen Investment Holdings, Inc.; formerly, Senior Vice President (2008-2011) of Nuveen Securities, LLC.	210

■	TINA M. LAZAR
	8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, LLC.	210

■	KEVIN J. MCCARTHY
	3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007
Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).
					210

Nuveen Investments	145

Board Members & Officers (Unaudited) (continued)

	Name,	Position(s) Held	Year First	Principal	Number
	Birthdate	with the Funds	Elected or	Occupation(s)	of Portfolios
	and Address		Appointed(3)	During Past 5 Years	in Fund Complex
Overseen
by Officer

Officers of the Funds:

■	KATHLEEN L. PRUDHOMME
	3/30/53 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	210

(1)
For New Jersey Dividend Advantage (NXJ), New Jersey Dividend Advantage 2 (NUJ), New Jersey Municipal Value (NJV), Pennsylvania Investment Quality (NQP), Pennsylvania Premium Income 2 (NPY), Pennsylvania Dividend Advantage (NXM), Pennsylvania Dividend Advantage 2 (NVY) and Pennsylvania Municipal Value (NPN), The Board of Trustees are divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two Board Members are elected by the holders of Preferred Shares to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. For New Jersey Investment Quality (NQJ) and New Jersey Premium Income (NNJ), the Board Members serve a one year term to serve until the next annual meeting or until their successors shall have been duly elected and qualified. The first year elected or appointed represents the year in which the Board Member was first elected or appointed to any fund in the Nuveen Complex.

(2)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)
Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

146	Nuveen Investments

Reinvest Automatically,
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will

Nuveen Investments	147

Reinvest Automatically
Easily and Conveniently (continued)

normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

148	Nuveen Investments

Glossary of Terms
Used in this Report

■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond Fund’s value to changes when market interest rates change. Generally, the longer a bond’s or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

■
Effective Leverage: Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage (See Leverage) and the leverage effects of certain derivative investments in the Fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the

Nuveen Investments	149

Glossary of Terms
Used in this Report (continued)

holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Using borrowed money to invest in securities or other assets, seeking to increase the return of an investment or portfolio.

■
Lipper New Jersey Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

■
Lipper Pennsylvania Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

■	Net Asset Value (NAV): The net market value of all securities held in a portfolio.

■
Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■
Regulatory Leverage: Regulatory Leverage consists of preferred shares issued by or borrowings of a Fund. Both of these are part of a Fund’s capital structure. Regulatory leverage is sometimes referred to as “‘40 Act Leverage” and is subject to asset coverage limits set in the Investment Company Act of 1940.

■
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond New Jersey Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade New Jersey municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

150	Nuveen Investments

■
S&P Municipal Bond Pennsylvania Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Pennsylvania municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
Total Investment Exposure: Total investment exposure is a Fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a Fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Nuveen Investments	151

Notes

152	Nuveen Investments

Notes

Nuveen Investments	153

Notes

154	Nuveen Investments

Additional Fund Information

Board of
Directors/Trustees
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Virginia L. Stringer
Terence J. Toth

Fund Manager
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank
& Trust Company
Boston, MA

Transfer Agent and
Shareholder Services
State Street Bank & Trust
Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm
Ernst & Young LLP
Chicago, IL

Quarterly Form N-Q Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC -0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Information

Each Fund intends to repurchase shares of its own common in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased shares of their common stock as shown in the accompanying table.

Common Shares
Fund	Repurchased
NQJ	—
NNJ	—
NXJ	—
NUJ	—
NJV	—
NQP	—
NPY	—
NXM	—
NVY	—
NPN	—

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments	155

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.
Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed $224 billion as of March 31, 2013.

Find out how we can help you.
To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by
Nuveen Securities, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com

EAN-A-0413D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State's operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State's bond-related disclosure documents and certifying that they fairly presented the State's financial position; reviewing audits of various State and local agencies and programs; and coordinating the State's system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director.  Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone's position on the boards of these entities and as a member of both CBOE Holdings' Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen New Jersey Dividend Advantage Municipal Fund

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund 1	Billed to Fund 2	Billed to Fund 3	Billed to Fund 4
April 30, 2013	$22,250	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

April 30, 2012	$21,200	$6,250	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

1 "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under "Audit Fees". These fees include offerings related to the Fund's common shares and leverage.

3 "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees", "Audit-Related Fees" and "Tax Fees". These fees represent all "Agreed-Upon Procedures" engagements pertaining to the Fund's use of leverage.

SERVICES THAT THE FUND'S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser” or “NFA”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
April 30, 2013	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
April 30, 2012	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
April 30, 2013	$ 0	$ 0	$ 0	$ 0
April 30, 2012	$ 0	$ 0	$ 0	$ 0

"Non-Audit Fees billed to Fund" for both fiscal year ends represent "Tax Fees" and "All Other Fees" billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Terence J. Toth, William J. Schneider, Carole E. Stone and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, formerly known as Nuveen Fund Advisors, Inc., is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser's policies and procedures. The Adviser periodically monitors the Sub-Adviser's voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, formerly known as Nuveen Fund Advisors, Inc., is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

The Portfolio Manager

The following individual has primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

Name	Fund
Paul Brennan	Nuveen New Jersey Dividend Advantage Municipal Fund

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Paul Brennan	Registered Investment Company	21	$15.33 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	3	$307 million
*	Assets are as of April 30, 2013. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3).	FUND MANAGER COMPENSATION

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus.  The Fund’s portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation. Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, have received equity interests in the parent company of Nuveen Investments. In addition, certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Beneficial Ownership of Securities.  As of April 30, 2013, the portfolio manager beneficially owned the following dollar range of equity securities issued by the Registrant and other Nuveen Funds managed by Nuveen Asset Management’s municipal investment team.

Name of Portfolio Manager	Fund	Dollar range of equity securities beneficially owned in Fund	Dollar range of equity securities beneficially owned in the remainder of Nuveen funds managed by Nuveen Asset Management’s municipal investment team
Paul Brennan	Nuveen New Jersey Dividend Advantage Municipal Fund	$0	$500,001-$1,000,000

PORTFOLIO MANAGER BIO:

Paul Brennan, CFA, CPA, manages several Nuveen municipal national and state mutual funds and closed-end bond funds.  Paul began his career in the investment business in 1991, as a municipal credit analyst for Flagship Financial, before becoming a portfolio manager in 1994.  He joined Nuveen Investments in 1997, when Nuveen acquired Flagship Financial that year.   He earned his B.S. in Accountancy and Finance from Wright State University.  He is a CPA, has earned the Chartered Financial Analyst (CFA) designation, and currently sits on the Nuveen Asset Management Investment Management Committee.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen New Jersey Dividend Advantage Municipal Fund

By (Signature and Title) /s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: July 8, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: July 8, 2013

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: July 8, 2013